[front cover]

                                                        [logo: Jefferson Pilot]
                                                            Jefferson Pilot
                                                               Financial
================================================================================

Allegiance(R)                                                     Ensemble(R) II
--------------------------------------------------------------------------------
Variable Annuity                               Variable Universal Life Insurance


                                                                   Annual Report

Jefferson Pilot Variable Fund, Inc.

Templeton Variable Products Series Fund

Fidelity Variable Insurance Products Fund

Fidelity Variable Insurance Products Fund II

MFS Variable Insurance Trust

Oppenheimer Variable Account Funds

             [photos: people looking at picture of pie chart on computer screen;
                    Declaration of Independence superimposed onto American Flag;
                 Overhead view of man looking at computer spreadsheet printouts;
                                      Various coins of international currencies]

                                                               December 31, 1998

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               FROM THE PRESIDENT
--------------------------------------------------------------------------------

[photo: Ronald R. Angarella]

Dear Policyholder:

     As owner of a variable insurance or annuity contract issued by one of the Jefferson Pilot Financial Companies, I am pleased to report to you some important developments which occurred in 1998.

     Jefferson Pilot's Variable Fund assets increased by 46% during 1998 from $444 million to $648 million. This increase was due to both a record level of sales of our variable products and strong market performance. The Fund, with its eleven investment divisions, had been exclusively available to owners of Ensemble(R) II Variable Universal Life policies and Allegiance and Alpha Variable Annuity policies. On December 15, 1998, Jefferson Pilot Financial introduced Ensemble(R) SL, a Variable Survivorship Life insurance policy primarily intended for use in estate tax planning applications. Owners of this new policy will also invest policy premiums in the Jefferson Pilot Variable Fund. With the introduction of Ensemble(R) SL and the anticipated growth in all variable life and annuity sales, we expect assets to increase and ultimately result in reduced expenses for all policyowners.

     During 1998, market volatility was more evident than usual. In fact, the Dow Jones Industrial Average closed up or down more than 100 points 62 times during the year. Despite this volatility, market results for the year were well above long-term averages with the noteworthy exception of domestic small capitalization stocks. The S&P 500 Index of domestic large capitalization stocks advanced 28.6%. By contrast, U.S. small cap stocks, as measured by the Russell 2000 Index, fell (2.6%). Overseas, where certain Jefferson Pilot Variable Funds invest extensively, the Morgan Stanley EAFE Index (comprising the common stocks of about 1600 European, Australian and Far Eastern publicly traded companies) increased 18.2%. Disparate returns such as these effectively highlight the importance of asset diversification across multiple asset classes.

     Within Jefferson Pilot's Variable Fund, four investment divisions posted exceptional results. The Capital Growth, Emerging Growth and Growth portfolios produced total returns of 38.5%, 32.9% and 31.1% respectively, each surpassing the S&P 500 Index. The International Equity portfolio, managed by Lombard Odier Portfolio Management Ltd., returned 21.7%, surpassing the Morgan Stanley EAFE Index by 3.4%.

     On May 1, 1999, we expect to make management changes in two of our investment divisions. First, due to concerns over the deteriorating performance of the Small Company Portfolio (formerly the Domestic Growth Portfolio), we will replace Pioneering Management Corporation with Lord, Abbett & Co., an investment firm based in New York. Lord, Abbett impressed us as a quality investment firm with a leading track record in small company investing.

     Second, J.P. Morgan Investment Management Inc. has informed us that they will no longer provide investment management services for the Balanced Portfolio. As a result, we have reached an agreement with Janus Capital Corporation, the firm which has managed the Capital Growth Portfolio to

_____________________________________________________________________________[1]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               FROM THE PRESIDENT
--------------------------------------------------------------------------------

outstanding returns, to assume this role. We believe that Lord, Abbett & Co. and Janus Capital will provide competitive investment management over the long-term and enthusiastically offer these managers for your selection.

     In summary, it was an exceptional year for the Jefferson Pilot Variable Fund. As always, we appreciate your continuing support of our Ensemble(R) Variable Universal Life policies and Allegiance and Alpha Variable Annuities.

Sincerely,

/s/Ronald R. Angarella
   Ronald R. Angarella
   President, Jefferson Pilot Variable Fund, Inc.

*The Jefferson Pilot Variable Fund investment options offered to policyholders will vary based on the variable insurance or variable annuity contract purchased. Please consult your product prospectus for a full listing of available investment options.

[2]_____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                 INDEX
--------------------------------------------------------------------------------

                                                      Page
  Portfolio Profiles
         International Equity Portfolio                 5
         World Growth Stock Portfolio                  13
         Global Hard Assets Portfolio                  23
         Emerging Growth Portfolio                     31
         Capital Growth Portfolio                      41
         Growth Portfolio                              47
         Small Company Portfolio                       55
         Growth and Income Portfolio                   63
         Balanced Portfolio                            71
         High Yield Bond Portfolio                     81
         Money Market Portfolio                        93
  Financial Statements                                 98
  Notes to Financial Statements                        107

_____________________________________________________________________________[3]

                  [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                     INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

             "We have to be prepared to experience greater
           volatility in asset markets over the next several
                years and be ready to act accordingly."

                                      --Ronnie Armist, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 January 1, 1998

    ------------------------------------------------------------------------

                                  FUND MANAGER
                      Lombard Odier International Portfolio
                               Management Limited

    ------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                  To achieve long-term capital appreciation by
               investing substantially all of its total assets in
                equity and equity-related securities of companies
                  from countries outside of the United States.

    ------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/98
                                   $16,576,281

    ------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       70

    ------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     77.23%
--------------------------------------------------------------------------------

[sidebar]
    ------------------------------------------------------------------------
                                 IN THIS SECTION
    ------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             RONNIE ARMIST
                           Managing Director
                   Chief Investment Officer, Equities

               [bullet] Joined Lombard in 1983

               [bullet] 20 years of investment experience

               [bullet] Board of Executors Pension Fund, Ivory & Sime

               [bullet] B.B.S. from University of Cape Town

               [bullet] Chartered Accountant
[end sidebar]

_____________________________________________________________________________[5]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                     INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

[pie chart]

% of Portfolio [double dagger]

Common Stock-93.27%
Cash-4.83%
Preferred Stock-1.90%

[end pie chart]

[sidebar]

--------------------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO[double dagger]
--------------------------------------------------
Nokia Oyj, Class A         3.08%
Novartis, AG               2.67%
Toyota Motor Corp.         2.43%
Allied Irish Banks, PLC    2.31%
Smithkline Beecham, PLC    2.30%
Pinault-Printemps-
   Redoute, SA             2.19%
Nippon Telegraph &
   Telephone Corp.         2.12%
Ito-Yakado Company, Ltd.   2.08%
Olivetti, SPA              2.06%
Allianz, AG                2.06%

--------------------------------------------------
                         PERCENT OF
TOP TEN COUNTRIES        PORTFOLIO[double dagger]
--------------------------------------------------
United Kingdom            21.91%
Japan                     15.49%
France                     9.05%
Netherlands                8.60%
Germany                    7.87%
Italy                      7.69%
Sweden                     3.86%
Spain                      3.83%
Switzerland                3.81%
Finland                    3.08%

[double dagger]Represents market value of
               investments plus cash.
[end sidebar]

     The International Equity Portfolio (the "Portfolio") outperformed the MSCI EAFE (Europe, Australasia, Far East) Index by 3.4% in 1998. In absolute terms, performance in US dollars was +21.7%, and +20.4% in the fourth quarter of 1998 alone, which gives some flavour for the volatility of markets during the year as a whole.

     The main reasons behind the outperformance were partly "top-down" - underweighting Asian equities and overweighting Peripheral European markets (Spain, Italy, Portugal, Ireland); and very good industry and stock selection within the European section of the Portfolio. The Portfolio was strongly overweighted in telecoms companies, both fixed line and wireless, as well as being underweighted in basic material sectors such as oil and chemicals.

Looking ahead to 1999, the central portfolio assumptions are largely unchanged from those that have served us well during 1998. That is, Asian induced currency contagion is largely over, with the bigger risk that of missing a developing equity bubble in Europe as on Wall Street. We assume that central bankers and politicians alike will continue to make every effort to secure growth with some modest inflation rather than accept deflation or worse. Events during last summer, when the global financial system came perilously close to a malfunction, provided a turning point in Federal Reserve thinking, away from blind pursuit of domestic economic goals toward providing enough dollar liquidity to the world financial system.

     We also assume a successful launch of the Euro in 1999, and therefore remain fully invested and overweight Euro zone equities. Even though interest rate convergence on a Euro rate of 3% was clearly a winning strategy last year, we continue to identify three types of convergence plays: a first round effect from the initial entrants, Spain, Italy, Ireland, Portugal, as their economies receive a positive supply side shock from sharply lower interest rates and bond yields; a second round effect as countries like Greece make every effort to join the Euro-zone in 2001/2002 and financial markets act in advance to discount the favourable effects of being linked to a 3% interest rate area. Finally, even though it is early, we are looking ahead to countries like Poland becoming full members of the European Union, expected around 2005, and then into the European Monetary Union.

     We remain cautious on the Japanese and SE Asian markets in general, given the recessionary conditions in the region and the Japanese government's failure thus far


[6]_____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                     INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

[line chart]

         International Equity Portfolio and the MSCI EAFE Index
          Comparison of Change in Value of $10,000 Investment.

                                International
                                   Equity         MSCI EAFE
                                  Portfolio         Index
                     1/98          10000           10000
                     1/98          10336           10444
                     2/98          11118           11101
                     3/98          11535           11430
                     4/98          11611           11506
                     5/98          11759           11437
                     6/98          11604           11510
                     7/98          11837           11613
                     8/98          10452           10160
                     9/98          10103            9835
                    10/08          10840           10846
                    11/98          11603           11388
                    12/98          12166           11823

[end line chart]

to reflate its domestic economy. We are mindful, however, of the developing M&A activity in the financial system in particular, as a solution is sought to the horrendous bad debt problem, partly with aid of substantial government financial assistance. Our underweighting, a more modest 20% to the index now, compared with a year ago, is due to our feeling that restructuring in corporate Japan is finally happening, and there remains such a high level of skepticism towards a successful market-based solution that progress will be greeted enthusiastically by equity investors from a low invested base.

     For as long as there remains downward pressure on the rate of inflation of globally traded goods, due to developing world excess capacity or the effects of earlier restrictive monetary and fiscal policies, investors will continue to pay up for companies and sectors that exhibit growth characteristics. In the EAFE universe, it is the telecoms sector that most easily fits the bill, as falling prices for hardware and phone calling rates through deregulation are generating rapid volume growth and strong top-line revenue growth. In this area of most economies, it is probably fair to describe conditions as a "deflationary boom," as the benefits of technology finally are coming through to the man in the street, and not just the large corporation able to acquire the latest piece of productivity enhancing software or systems.

     Nevertheless, we are mindful that valuations are stretched by historical standards, and that imbalances in the global economy are growing. The deterioration in the USA's current account, or the elimination of a positive savings ratio, whilst that in Japan moves to a multi-year high at 16%, are but two examples. There has been a rapid build up in overall financial sector liabilities, reflecting the increase in debt and leverage that consumers, corporates and hedge funds alike have willingly assumed since the 1990 USA recession, in order to participate in the greatest financial bull market of the century. When monetary conditions become less benign, an event that will probably be delayed until early in the next century as wage inflation pressures reach the danger zone, we expect to see unfavourable reactions in financial markets around the world, given the increasing correlation of markets. Consequently, even though we are still positive on the outlook for equities based on our assessment of favourable liquidity trends and demographics, we have to be prepared to experience greater volatility in asset markets over the next several years and be ready to act accordingly.

[sidebar]

------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------

                            MSCI
             INTERNATIONAL  EAFE
                EQUITY      INDEX
1 YEAR          21.66%      18.23%
INCEPTION       21.66%      18.23%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the International Equity Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI EAFE Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The MSCI EAFE Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

[end sidebar]

_____________________________________________________________________________[7]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                     INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

              FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                                     Year Ended
                                                      December
                                                      31, 1998
Net asset value, beginning of year                        $10.00

Income From Investment Operations
  Net investment income
  Net gains and losses
   on securities and foreign currency
   (both realized and unrealized)                           2.16
                                                     -----------
  Total from investment operations                          2.16

Less Distributions to Shareholders
  Dividends from net investment income
  Dividends in excess of net
   investment income
  Distributions from capital gains                         (0.04)
  Distributions in excess of capital gains
  Returns of capital
                                                     -----------
  Total distributions                                      (0.04)

Net asset value, end of year                              $12.12
                                                     ===========
Total Return (A)                                           21.66%

Ratios to Average Net Assets:
  Expenses                                                  1.55%
  Net investment income                                     0.04%

Portfolio Turnover Rate                                    77.23%

Net Assets, At End of Year                           $16,576,281

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to separate accounts or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

[8]_____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                     INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998
------------------------------------------------------------------------
COMMON STOCK--94.52%

                                     Number        Market
Company                            of Shares       Value
----------------------------------------------------------------------
Aerospace & Defense-1.39%
British Aerospace, PLC              27,257     $   231,072
                                               -----------
                                                   231,072
                                               -----------

Appliances-1.31%
Electrolux, AB, Series B            12,606         216,956
                                               -----------
                                                   216,956
                                               -----------

Automotive Manufacturing-3.99%
DaimlerChrysler, AG+                 2,562         253,047
Toyota Motor Corp.                  15,000         408,257
                                               -----------
                                                   661,304
                                               -----------

Automotive Parts & Equipment-0.71%
Arriva, PLC                         18,800         117,617
                                               -----------
                                                   117,617
                                               -----------

Banking-15.50%
Allied Irish Banks, PLC             21,800         388,845
Alpha Credit Bank                    2,850         297,374
Anglo Irish Bank Corp., PLC         67,400         192,892
Argentaria, Caja Postal y Banco
    Hipotecario de Espana, SA        3,952         102,502
Banca Intesa, SPA                   43,400         260,970
Banco Bilbao Vizcaya, SA             9,546         149,902
Bank of Ireland                      8,900         198,382
Credito Italiano, SPA               52,690         312,997
HypoVereinsbank                      2,061         161,490
Lloyds TSB Group, PLC               19,887         282,918
Schroders, PLC                       5,849         106,761
The Bank of
  Tokyo-Mitsubishi, Ltd.            11,000         114,099
                                               -----------
                                                 2,569,132
                                               -----------

Beverages-0.90%
BRL Hardy, Ltd.                     44,033         149,081
                                               -----------
                                                   149,081
                                               -----------

----------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                       Number     Market
Company                            of Shares       Value
----------------------------------------------------------------------
Commercial Services-2.73%
Granada Group, PLC                  16,758     $   296,262
Vivendi (Ex-Gen des Eaux)              600         155,747
                                               -----------
                                                   452,009
                                               -----------

Computer Information & Technology-1.89%
Cap Gemini, SA                       1,952         313,452
                                               -----------
                                                   313,452
                                               -----------

Construction-0.34%
New World Infrastructure, Ltd.      39,000          57,138
                                               -----------
                                                    57,138
                                               -----------

Delivery & Freight Services-1.74%
TNT Post Group, N.V.                 8,932         287,945
                                               -----------
                                                   287,945
                                               -----------

Electronics-2.06%
Mabuchi Motor Company, Ltd.          1,700         130,368
Sony Corp.                           2,900         211,593
                                               -----------
                                                   341,961
                                               -----------

Electronics - Semiconductors-1.07%
STMicroelectronics, N.V.+            2,247         176,992
                                               -----------
                                                   176,992
                                               -----------

Financial Services-2.72%
Barclays, PLC                        9,600         207,015
The Nomura Securites
    Company, Ltd.                   28,000         244,511
                                               -----------
                                                   451,526
                                               -----------

Home Builders-0.53%
The Berkeley Group, PLC             12,000          88,153
                                               -----------
                                                    88,153
                                               -----------

Insurance-8.46%
AEGON, N.V.                          2,608         320,459
Allianz, AG                            943         345,946
ING Groep, N.V.                      4,627         282,299
Istituto Nazionale delle
    Assicurazioni                   73,040         193,354

+Non-income producing security.

                 See notes to financial statements.
_____________________________________________________________________________[9]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                     INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

      SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                    Number         Market
Company                            of Shares        Value
----------------------------------------------------------------------
Insurance-Continued
National Mutual Asia, Ltd.          92,000     $    68,878
Zurich Allied, AG+                     258         191,035
                                               -----------
                                                 1,401,971
                                               -----------

Lodging-1.38%
Accor, SA                            1,059         229,393
                                               -----------
                                                   229,393
                                               -----------

Manufacturing-1.58%
BBA Group, PLC                       3,223          20,003
Mannesmann, AG                       2,110         241,975
                                               -----------
                                                   261,978
                                               -----------

Mining & Metals - Ferrous & Nonferrous-2.65%
Mitsui Mining & Smelting
    Company, Inc.                   21,000         103,700
Nippon Steel Corp.                 185,000         336,225
                                               -----------
                                                   439,925
                                               -----------

Office Equipment-2.37%
Olivetti, SPA                       99,300         346,278
Ricoh Company, Ltd.                  5,000          46,189
                                               -----------
                                                   392,467
                                               -----------

Oil & Gas - Integrated-1.99%
British Petroleum Co., PLC          22,100         330,029
                                               -----------
                                                   330,029
                                               -----------

Oil & Gas Producers-1.68%
Elf Aquitaine, SA                    2,402         277,782
                                               -----------
                                                   277,782
                                               -----------

Pharmaceutical-5.93%
Novartis, AG                           228         448,198
Smithkline Beecham, PLC             27,600         385,757
Zeneca Group, PLC                    3,420         148,921
                                               -----------
                                                   982,876
                                               -----------

----------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                    Number         Market
Company                            of Shares        Value
----------------------------------------------------------------------
Publishing & Printing-1.98%
Singapore Press Holdings, Ltd.       4,594     $    49,834
VNU, N.V.                            7,380         278,416
                                               -----------
                                                   328,250
                                               -----------

Railroad-1.29%
Railtrack Group, PLC                 8,200         214,346
                                               -----------
                                                   214,346
                                               -----------

Retail Stores-8.04%
Ito-Yokado Company, Ltd.             5,000         350,188
Kingfisher, PLC                     31,500         340,944
Koninklijke Ahold, N.V.              7,431         274,797
Pinault-Printemps-Redoute, SA        1,922         367,472
                                               -----------
                                                 1,333,401
                                               -----------

Telecommunications-13.46%
NTT Mobile Communication
    Network, Inc.                        4         164,899
Nippon Telegraph &
  Telephone Corp.                       46         355,613
Portugal Telecom, SA                 4,410         202,203
Tele Sudeste Celular Participacoes,
    SA, ADR+                         4,000          82,750
Telecom Italia Mobile
  (TIM), SPA                        33,195         156,625
Telecomunicacoes Brasileiras,
    SA, ADR+                         2,439         177,285
Telefonaktiebolaget LM Ericsson,
    Class B                          8,519         202,846
Telefonica, SA                       7,426         330,687
Telekomunikacja Polska, SA, GDR,
    Series 144A+                    58,600         284,210
Vodafone Group, PLC                 16,829         273,296
                                               -----------
                                                 2,230,414
                                               -----------

Telecommunications Equipment-3.13%
Nokia Oyj, Class A                   4,230         517,963
                                               -----------
                                                   517,963
                                               -----------

+Non-income producing security.

                   See notes to financial statements.

[10]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                     INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                    Number         Market
  Company                          of Shares        Value
----------------------------------------------------------------------
Textiles & Apparel-1.38%
Hennes & Mauritz (H&M),
    AB, Class B                      2,798     $   228,521
                                               -----------
                                                   228,521
                                               -----------

Toys-0.82%
Nintendo Company, Ltd.               1,400         135,908
                                               -----------
                                                   135,908
                                               -----------

Transportation-1.50%
Stagecoach Holdings, PLC            62,459         248,641
                                               -----------
                                                   248,641
                                               -----------

  TOTAL COMMON STOCK
  (Cost $13,662,542)                            15,668,203
                                               -----------

----------------------------------------------------------------------
 PREFERRED STOCK--1.93%

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Chemicals-1.19%
Henkel KGaA-Vorzug                  2,203      $   197,086
                                               -----------
                                                   197,086
                                               -----------

Computer Software - Mini & Micro-0.74%
Systeme, Anwendungen, Produkte         257         122,706
                                               -----------
                                                   122,706
                                               -----------

  TOTAL PREFERRED STOCK
  (Cost $359,239)                                  319,792
                                               -----------

  TOTAL INVESTMENTS
  (Cost $14,021,781)                96.45%      15,987,995
Other assets, less liabilities       3.55          588,286
                                   ------      -----------

  TOTAL NET ASSETS                 100.00%     $16,576,281
                                   ======      ===========

                   See notes to financial statements.

____________________________________________________________________________[11]

                  [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

    "We will continue to remain focused on finding undervalued investments by taking advantage of declines in markets to buy stocks that we believe will flourish in the current environment."

                                     --Cindy Sweeting, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 August 1, 1985

    ------------------------------------------------------------------------

                                  FUND MANAGER
                        Templeton Global Advisors Limited

    ------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                   To achieve long-term capital growth through a policy of investing primarily in stocks of companies organized in the
                     United States or in any foreign nation.

    ------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/98
                                  $110,897,303

    ------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       148

    ------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     33.95%

--------------------------------------------------------------------------------

[sidebar]
    ------------------------------------------------------------------------
                                 IN THIS SECTION
    ------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

------------------------------------------------------------------------

                                 CINDY SWEETING,
                                      CFA

               [bullet] Joined Templeton organization in 1997

               [bullet] Previously vice president of investments with
                        McDermott International Co., Inc.

               [bullet] Serves on Board of Directors of the International
                        Society of Financial Analysts

               [bullet] B.A. from Georgetown University

               [bullet] Chartered Financial Analyst
[end sidebar]

____________________________________________________________________________[13]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

[pie chart]
                         % of Portfolio [double dagger]
Common Stock-88.58%
Cash-5.54%
Short-Term Obligations-3.29%
Preferred Stock-2.36%
Foreign Bonds & Notes-0.23%

[end pie chart]

[sidebar]

-------------------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO[double dagger]
-------------------------------------------------
Hutchison Whampoa, Ltd.    2.15%
Zurich Allied, AG          2.02%
National Grid Group, PLC   1.71%
Repsol, SA                 1.64%
Volkswagen, AG             1.59%
UNUM Corp.                 1.58%
National Australia Bank    1.55%
Axa                        1.54%
Thames Water, PLC          1.51%
ReliaStar Financial Corp.  1.38%

-------------------------------------------------
                         PERCENT OF
TOP TEN COUNTRIES        PORTFOLIO[double dagger]
-------------------------------------------------
United States             25.82%
United Kingdom            10.81%
Hong Kong                  7.03%
France                     6.48%
Australia                  5.14%
Switzerland                3.95%
Japan                      3.76%
Spain                      3.24%
Sweden                     3.23%
Netherlands                3.15%

[double dagger]Represents market value of
               investments plus cash.

[end sidebar]

     1998 was a financially volatile and traumatic year around the globe. World equity markets have fluctuated from attitudes of optimism over the prospects of European monetary union and a strong U.S. economy to sentiments of extreme caution due to the struggling Russian and Japanese economies, uncertainty in Brazil and the necessary bailout of Long Term Capital Management, the highly leveraged hedge fund whose failure threatened world markets. The year's second half started off on the downside, as problems that began in Asia in late 1997 circled the world with a vengeance, culminating in Russia's debt default this August and the potentially calamitous effect of the huge derivative positions held by LTCM. The MSCI World index retreated almost 25% to 1997 levels in October on investors' fear that the U.S. and European markets could not escape the Asian crisis. Central banks, fearing the worst, lowered rates in the last quarter of 1998. The result was an unexpected and dramatic rise in share prices worldwide. For the year, the MSCI World index rose nearly 23%, with the index up nearly 21% in the last quarter alone. By December 31, 1998, the MSCI World Index traded at 29 times earnings, 14 times cash flow, almost 3.5 times book value and with a meager 1.6% dividend yield. These all represent historically lofty levels for global stock markets.

     In America, continued low inflation in real asset prices, stable economic growth and the Federal Reserve's lower interest rate policy propelled stock prices to within one percent of their all time high. Purchases of internet related stocks by retail investors, in an almost frenzied environment, added to the general bullish environment leaving valuation levels at historic peaks in the U.S. Price to earnings ratios of thirty times, price to book values of over five times and yields of one percent for the overall market led one Japanese official to claim that the stock market in America had reached "bubble" proportions. The Japanese are in a unique position to comment, having seen their own stock and real estate markets reach "bubble" proportions in the late 1980's, only to collapse by approximately fifty percent and leaving a legacy of economic problems which the Japanese have addressed unsuccessfully for ten years. US equity valuations are certainly well beyond the levels which caused Fed Chairman Greenspan to warn of the market's "irrational exuberance". Liquidity flows and the continuing migration of money into indexing have exacerbated valuation excesses. When corporate profit growth expectations of less than five percent at best are factored in, such valuations are increasingly difficult to justify.

     The fourth quarter of 1998 also marked the end of the preparation for the Euro, which has helped boost continental European equity markets for several years and culminated in an 18% gain during the year's final quarter. European markets stood 5% from their all time high at year-end. The main benefit in 1998, as in the last several years, has been both lower rates and the convergence of rates among the eleven Euro participants. Fears of a widespread economic slowdown during the third quarter's global turmoil caused the central banks of Euroland to follow the U.S. Federal Reserve's lead in the final quarter and lower interest rates, converging on a single rate of 3%. Mergers and consolidations resumed almost immediately and privatizations that had been shelved due to lack of liquidity came successfully to the market. As European companies are forced to compete with cross-border competitors, we expect cost cutting and synergistic

[14]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

consolidations and restructurings to continue to enhance shareholder value. Energy is one such industry that has been recently active in creating cost cutting and synergistic mergers. Low oil prices and the need to fund increasingly costly exploration have caused oil companies to seek partners for reinvestment in the industry. We have exploited share price weakness as a result of depressed oil prices to bring the portfolio's weighting in this sector to almost 6.5%, buying large quality companies like Shell Royal Dutch and Elf Aquitaine that we believe will be among the survivors of this wave of consolidation.

     Going forward, a continued benefit of the common currency may be more efficient capital markets, which will increase the flexibility and availability of capital while also lowering its cost. For the Euro currency to be a long-term success, European countries must lower unacceptably high unemployment. Europe urgently needs to place cheaper capital in the hands of entrepreneurs and small business, while lowering regulations and social payment programs, in order to spur job creation. Importantly, the issue of job mobility and fluidity among the Euro participant countries must be addressed. With the Euro comes the loss of independent monetary and fiscal tools as a means to stimulate individual countries' economic growth prospects. Therefore, a freer movement of labor from slower growth regions to higher growth areas will be a key determinant of the common currency's longer-term success. Finally, policy makers in Europe must maintain a careful balance between supporting a strong Euro to solidify confidence in the new currency, and still maintain the competitive positions of European exports globally.

     In Asia, the financial crisis that imploded the regions' markets in late 1997 appeared to be deepening and broadening in the affected economies until the fourth quarter, when interest rate declines eased the pressure on Asian currencies. While lower interest rates fueled liquidity throughout the world markets, the impact was perhaps most evident in the Asian markets where the economies and markets had experienced painful declines and the crisis had pushed interest rates to double digits. As interest rates retreated, banks returned to the market to lend. In Hong Kong, where the Portfolio has its largest weighting in the region, confidence in banks and property stocks, two of the sectors hardest hit by tightening credit, rebounded as banks were able to make financing available to corporations and homebuyers. New housing and mortgage policies implemented by the government further aided the banking and property sectors. In other countries, better export conditions, lower import demand and global financial assistance helped to stabilize or build foreign exchange reserves. With improved economic conditions, investors finally reacted to the substantially depressed valuations and drove stock prices higher. Although the Far East markets were among the most profitable in the fourth quarter, rising on average by twenty seven percent, they stood up only one percent for the year and forty four percent below their peak. Korea had the best performance of all global markets, rising over 130% in US dollar terms. This market however, still remains 60% below its peak and the region as a whole maintains on fragile ground mainly due to continued weak economic conditions in Japan. Japan's specific problems aside, we expect that the benefits of lower interest rates and available credit will spread gradually through the Asian economies, improving corporate balance sheets and earnings, while lowering the number of non-performing loans plaguing Asian banks. We feel strongly that lower interest rates may be the catalyst for Asia's recovery and that the Portfolio's 15% weighting in Asia will be a significant long-term benefit.

     As to Japan, the banking system is mired in bad debts and insufficient equity capital and there is no credible plan to address the need to recapitalize the financial industry. Consumption growth remains virtually nonexistent, and

____________________________________________________________________________[15]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

[line chart]

         World Growth Stock Portfolio and the MSCI World Index
          Comparison of Change in Value of $10,000 Investment.

             World Growth               MSCI
            Stock Portfolio          World Index
1985            10000                   10000
                 9112                   10137
                10526                   11822
                12932                   14371
                12715                   15328
                12765                   16146
                13449                   16882
                14918                   20707
                14999                   21851
                16167                   23311
                12408                   19712
                13855                   22022
                14352                   21836
                14141                   21928
                14034                   24433
                15373                   25008
                15862                   24689
                18247                   27584
                18041                   28634
                17244                   24562
                18671                   26580
                15554                   21760
                16176                   23904
                17797                   26288
                17325                   25434
                18848                   27260
                19812                   28439
                19777                   26152
                20910                   26660
                20281                   27143
                21015                   27114
                22440                   29479
                23314                   31306
                25138                   32814
                28014                   33384
                27156                   33628
                26728                   34678
                28551                   35464
                27248                   35248
                27603                   36944
                29865                   38568
                31357                   40772
                31703                   42762
                33105                   44543
                34373                   45880
                34737                   46568
                37795                   48757
                38862                   48935
                43136                   56368
                47062                   58029
                43588                   56656
                48979                   64769
                47104                   66084
                39514                   58160
1998            44831                   70223

[end line chart]

[sidebar]

-----------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------

                            MSCI
                 WORLD      WORLD
                GROWTH      INDEX
1 YEAR           2.85%      22.78%
5 YEAR           9.79%      13.94%
10 YEAR         12.32%       8.80%
INCEPTION       11.82%      15.63%

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The MSCI World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

[end sidebar]

government spending to try to lift the economy out of recession has exacerbated the country's huge public-sector deficit. Yet, for the first time in over a decade, valuations in Japan are looking somewhat attractive. On a price-to-sales basis, Japan is selling at about 60% of sales and 50% of book value, while the U.S. market is selling at almost two times sales and over five times book value
- an almost complete reversal of relative valuations in the last ten years. In that time, Japan has experienced a secular bear market, been through a virtual depression and suffered through a huge deflation. Currently, Japan's return on equity and level of corporate earnings are extremely depressed, but valuations are, to a large degree, reflecting the poor fundamentals. Investments in Japan currently represent almost 4% of the Portfolio.

     Despite record amounts of cross-border merger activity in Latin America, primarily driven by the privatization of Telebras, this region remained in what the Financial Times of London has called a "rehabilitation phase". The unwinding of Brazilian foreign exchange reserves, devaluation fears and the lack of strong international financial policies kept equity markets in the region under pressure. Brazil ended 1998 down 44% and 57% below its peak, closely followed by Mexico, down 36% and 56%, and Argentina, down 27% for the year and 35% from the peak. Given Templeton's time honored philosophy of looking for bargain investments in times of uncertainty and pessimism, the Portfolio's Latin American holdings will likely increase, going forward.

     Other than volatility, one other consistency around the world in 1998 was the underperformance of inexpensive stocks with low price to earnings ratios while large, highly valued, more expensive issues, as measured by price to earnings ratios, performed relatively well across all countries and industry sectors. In fact, the performance differential based on valuation has never been wider. We believe this is an abnormal relationship which typically occurs towards the peak in investor stock activity, as trends and past performance are chased. Longer term, a value style, consistently and patiently applied, has proven successful as indicated by the Portfolio's long term performance.

     In this turbulent time, we have remained, and we will continue to remain focused on finding undervalued investments by taking advantage of declines in markets to buy stocks that we believe will flourish in the current environment. In particular, we have focused on companies that will benefit from low interest rates and companies that continue to look for ways to rationalize costs in order to continue to deliver growth in a potentially slowing global economy. We are pleased that during the latest period, we were able to take advantage of oversold situations and add some quality names to the portfolio before valuations returned to current high levels. While some investors are inclined to chase returns in names that now look expensive, we will continue to look for undervalued companies where we believe that the market is mis-pricing their potential. We remain convinced that those opportunities exist in all of the world markets and that our disciplined approach will continue to enable us to uncover them.

[16]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------
              FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                                   Year Ended       Year Ended      Year Ended       Year Ended       Year Ended
                                                    December         December        December         December         December
                                                    31, 1998         31, 1997        31, 1996         31, 1995         31, 1994

Net asset value, beginning of year             $      23.28     $      23.31      $     21.20     $     19.00     $     20.89

Income From Investment Operations
  Net investment income                                0.56             0.53             0.49            0.45            0.25
  Net gains and losses on
    securities and foreign currency
    (both realized and unrealized)                     0.12             2.97             3.56            2.65           (0.89)
                                               ------------     ------------      -----------     -----------     -----------

  Total from investment operations                     0.68             3.50             4.05            3.10           (0.64)

Less Distributions to Shareholders
  Dividends from net investment income                (0.47)           (0.53)           (0.48)          (0.43)          (0.25)
  Dividends in excess of net
    investment income                                                  (0.03)
  Distributions from capital gains                    (1.59)           (2.76)           (1.46)          (0.47)          (0.81)
  Distributions in excess of capital gains                             (0.21)                                           (0.19)
  Returns of capital
                                               ------------     ------------      -----------     -----------     -----------
  Total distributions                                 (2.06)           (3.53)           (1.94)          (0.90)          (1.25)

Net asset value, end of year                   $      21.90     $      23.28      $     23.31     $     21.20     $     19.00
                                               ============     ============      ===========     ===========     ===========
Total Return (A)                                       2.85%           15.33%           19.22%          16.35%          (3.05%)

Ratios to Average Net Assets:
  Expenses                                             0.92%            0.91%            0.88%           0.96%           1.00%
  Net investment income                                2.44%            2.33%            2.20%           2.31%           1.56%

Portfolio Turnover Rate                               33.95%           30.22%           27.50%          18.09%          18.47%

Net Assets, At End of Year                     $110,897,303     $105,567,503      $91,995,634     $73,692,357     $52,903,768

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate accounts or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

____________________________________________________________________________[17]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998

------------------------------------------------------------------------
COMMON STOCK--96.53%

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Aerospace & Defense-1.98%
Kaman Corp., Class A                73,600    $  1,182,200
Rolls-Royce, PLC                    43,000         178,153
Saab AB, Class B+                   49,800         522,238
The Boeing Co.                       9,600         313,200
                                              ------------
                                                 2,195,791
                                              ------------

Agricultural Operations-0.90%
Archer-Daniels-Midland Co.          58,065         997,992
                                              ------------
                                                   997,992
                                              ------------

Airlines-1.66%
British Airways, PLC                71,400         481,445
Helikopter Services Group, ASA      41,600         196,567
Singapore Airlines, Ltd.            92,800         680,533
Swire Pacific, Ltd.                732,000         486,614
                                              ------------
                                                 1,845,159
                                              ------------

Appliances-0.63%
Best Denki Company, Ltd.            57,200         433,577
Guangdong Kelon Electrical
  Holdings Company, Ltd.           299,000         266,309
                                              ------------
                                                   699,886
                                              ------------

Automotive Manufacturing-3.13%
Fiat, SPA, RNC                     514,910       1,030,512
Fiat, SPA                          150,830         525,058
Volkswagen, AG                      24,000       1,916,541
                                              ------------
                                                 3,472,111
                                              ------------

Automotive Parts & Equipment-1.73%
Arriva, PLC                         54,400         340,340
Autoliv, Inc., Swed Dep. Receipt    22,200         797,014
Goodyear Tire & Rubber Co.          15,500         781,781
                                              ------------
                                                 1,919,135
                                              ------------

----------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Banking-4.75%
Banco Bradesco, SA, ADR             45,500    $    252,316
Bank Austria, AG                    30,800       1,567,059
Bank Handlowy W Warszawie,
    GDR, Series 144A                71,500         882,060
Credit Commercial de France         14,800       1,375,081
Development Bank of
    Singapore, Ltd.                 57,900         522,854
Kookmin Bank+                          700           5,711
National Bank of Canada             41,300         666,866
                                              ------------
                                                 5,271,947
                                              ------------

Broadcasting-0.06%
Television Broadcasts, Ltd.         26,000          67,123
                                              ------------
                                                    67,123
                                              ------------

Building Construction-0.02%
Sociedade de Construcoes
    Soares da Costa, SA              6,400          21,742
                                              ------------
                                                    21,742
                                              ------------

Building Materials-2.22%
Cemex, SA de CV, Class B           130,000         321,395
Nichiha Corp.                       67,200         614,231
Owens Corning                       19,600         694,575
Pioneer International, Ltd., ADR   200,000         423,220
Pioneer International, Ltd.        195,000         412,629
                                              ------------
                                                 2,466,050
                                              ------------

Chemicals-0.20%
Yizheng Chemical Fibre
    Company, Ltd.                2,408,100         220,699
                                              ------------
                                                   220,699
                                              ------------

Computer Network-1.08%
3Com Corp.+                         26,600       1,192,013
                                              ------------
                                                 1,192,013
                                              ------------

Construction-0.41%
Grupo Imsa, SA de CV, ADR           43,000         448,813
                                              ------------
                                                   448,813
                                              ------------

+Non-income producing security.

                       See notes to financial statements.

[18]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED

------------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Electrical Equipment-0.22%
Centrais Electricas Brasileiras,
    SA, ADR                         25,700    $    246,748
                                              ------------
                                                   246,748
                                              ------------

Electronics-0.51%
Sony Corp.                           7,700         561,817
                                              ------------
                                                   561,817
                                              ------------

Electronics - Semiconductors-1.06%
Applied Materials, Inc.+            21,200         904,975
Motorola, Inc.                       4,500         274,781
                                              ------------
                                                 1,179,756
                                              ------------

Engineering & Construction-2.13%
ABB AB, Class A                     80,000         853,741
Internatio-Muller, N.V.             60,800       1,506,474
                                              ------------
                                                 2,360,215
                                              ------------

Environmental Controls-0.93%
Waste Management, Inc.              22,185       1,034,376
                                              ------------
                                                 1,034,376
                                              ------------

Financial Services-2.82%
Hutchison Whampoa, Ltd.            368,000       2,600,749
ICICI, Ltd.                         43,900         243,026
Singapore Finance, Ltd.            308,000         281,867
                                              ------------
                                                 3,125,642
                                              ------------

Food Products-3.03%
IBP, Inc.                           54,609       1,590,487
Illovo Sugar, Ltd.                 344,600         366,122
Northern Foods, PLC                255,954         604,750
Showa Sangyo Company, Ltd.         379,000         799,687
                                              ------------
                                                 3,361,046
                                              ------------

Food Service & Restaurants-0.47%
Sobeys Canada, Inc.+                47,204         522,471
                                              ------------
                                                   522,471
                                              ------------

----------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Forest Products & Paper-3.82%
Boise Cascade Corp.                 19,000    $    589,000
Carter Holt Harvey, Ltd.           705,354         633,440
Fletcher Challenge Forests         762,276         253,689
International Paper Co.             25,000       1,120,313
Portucel Industrial
    Empresa Produtora+              97,000         636,339
Stora Enso Oyj, Class R            111,300       1,002,366
                                              ------------
                                                 4,235,147
                                              ------------

Import & Export-1.64%
Fritz Companies, Inc.+              60,300         651,994
Li & Fung, Ltd.                    564,000       1,168,478
                                              ------------
                                                 1,820,472
                                              ------------
Insurance-8.75%
Ace, Ltd.                           13,700         471,794
Axa                                 12,800       1,856,069
EXEL, Ltd., Class A                  6,900         517,500
HIH Insurance, Ltd.                207,300         274,637
National Mutual Asia, Ltd.         750,000         561,508
ReliaStar Financial Corp.           36,200       1,669,725
UNUM Corp.                          32,700       1,908,862
Zurich Allied, AG+                   3,300       2,443,465
                                              ------------
                                                 9,703,560
                                              ------------

Machinery-0.21%
Makita Corp.                        21,000         234,395
                                              ------------
                                                   234,395
                                              ------------

Manufacturing- 5.01%
Alfa, SA de CV, Class A            127,500         359,692
BTR, PLC                           457,600         944,133
Caradon, PLC                       213,500         365,899
Desc, SA de CV, ADR                    400           7,675
Desc, SA de CV, Series B           185,000         155,263
Laird Group, PLC                   238,000         645,491
McBride, PLC                       439,100         716,003
Plettac, AG                          4,400         344,761
Valmet Oyj                          56,400         757,451
Varitronix International, Ltd.     483,500         904,963

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[19]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED

----------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Manufacturing-Continued
Vickers, PLC                       118,933    $    354,227
                                              ------------
                                                 5,555,558
                                              ------------

Medical Products-0.71%
Nycomed Amersham, PLC              112,875         785,212
                                              ------------
                                                   785,212
                                              ------------

Mining & Metals - Ferrous & Nonferrous-2.73%
Industrias Penoles, SA             143,300         428,899
Oregon Steel Mills                  67,800         805,125
Pechiney, SA, Class A               26,136         853,888
SKF, AB, Class B                    48,000         559,620
Yamato Kogyo Company, Ltd.          65,000         376,873
                                              ------------
                                                 3,024,405
                                              ------------

Mining & Metals - Precious-1.58%
Anglo American Platinum Corp.       72,482         994,339
WMC, Ltd.                          250,800         756,830
                                              ------------
                                                 1,751,169
                                              ------------

Oil & Gas - Distribution & Marketing-1.82%
BG, PLC                            105,335         664,699
Burlington Resources, Inc.          18,000         644,625
Centrica, PLC+                     251,300         505,945
Valero Energy Corp.                  9,800         208,250
                                              ------------
                                                 2,023,519
                                              ------------

Oil & Gas - Integrated-3.76%
Occidental Petroleum Corp.          27,400         462,375
Ranger Oil, Ltd.+                  145,700         645,068
Repsol, SA                          37,000       1,976,762
Shell Transport & Trading
    Company, PLC                   176,100       1,081,946
                                              ------------
                                                 4,166,151
                                              ------------

Oil & Gas Producers-2.24%
Elf Aquitaine, SA                   10,500       1,214,286
YPF Sociedad Anonima                45,500       1,271,156
                                              ------------
                                                 2,485,442
                                              ------------

----------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Pharmaceutical-1.69%
Astra AB, Class B                   57,333    $  1,167,102
Medeva, PLC                        169,600         301,950
Rhone-Poulenc, SA                    7,800         401,590
                                              ------------
                                                 1,870,642
                                              ------------

Publishing & Printing-0.73%
Roto Smeets de Boer, N.V.           20,500         808,334
                                              ------------
                                                   808,334
                                              ------------

Real Estate-3.17%
Jardine Matheson
    Holdings, Ltd.                 111,600         287,928
Meditrust Corp., Paired Stock       28,718         434,361
Nationwide Health
    Properties, Inc.                42,600         918,563
Unibail                             10,700       1,561,135
Wereldhave, N.V.                     5,488         311,436
                                              ------------
                                                 3,513,423
                                              ------------

Retail Stores-5.65%
Coles Myer, Ltd.                   283,312       1,485,720
Federated Department
    Stores, Inc.+                   13,600         592,450
Hudson's Bay Co.                    46,700         588,349
Matsuzakaya Company, Ltd.          154,000         806,886
Tesco, PLC                         524,439       1,494,345
The Limited, Inc.                   44,600       1,298,975
                                              ------------
                                                 6,266,725
                                              ------------

Telecommunications-6.91%
APT Satellite Holdings,
    Ltd., ADR+                      48,300         196,219
Companhia Riograndense
    Telecom - PFA+                 574,612         206,883
Newbridge Networks Corp.+           14,800         449,550
Nortel Inversora, SA, ADR           33,300         549,450
SBC Communications, Inc.            25,300       1,125,850
Telecomunicacoes de
    Sao Paulo, SA                2,457,100         211,503

+Non-income producing security.

                   See notes to financial statements.

[20]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED

------------------------------------------------------------------------
 Common Stock--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Telecommunications-Continued
Telecom Italia, SPA, RNC           152,669    $    962,925
Telecomunicacoes Brasileiras,
    SA, ADR+                         5,310         385,971
Telefonica de Argentinia, SA        18,100         505,669
Telefonica, SA, ADR                  4,200         568,575
Telefonos de Mexico,
    SA, ADR,  Class L               26,700       1,299,956
Telesp Celular, SA+              9,394,500         212,274
U S WEST, Inc.                      15,200         982,300
                                              ------------
                                                 7,657,125
                                              ------------

Telecommunications Equipment-3.32%
ADC Telecommunications, Inc.+       42,700       1,483,825
Alcatel, SA, ADR                    23,227         567,610
MasTec, Inc.+                       25,500         535,500
Northern Telecom, Ltd.              21,840       1,094,730
                                              ------------
                                                 3,681,665
                                              ------------

Textiles & Apparel-0.51%
Yue Yuen Industrial Holdings       300,000         569,253
                                              ------------
                                                   569,253
                                              ------------

Transportation-2.44%
Danzas Holding AG-REG                2,325         981,798
Great Eastern Shipping Co.,
    Series 144A, GDR                45,000         122,045
Great Eastern Shipping
    Co., GDR+                       54,400         149,600
Guangshen Railway
    Company, Ltd.                   46,300         277,800
Koninklijke Frans Maas
    Groep, N.V.                     23,100         707,758
Koninklijke Nedlloyd, N.V.          34,600         470,134
                                              ------------
                                                 2,709,135
                                              ------------

Travel Services-1.22%
Kuoni Reisen, AG                       340       1,349,108
                                              ------------
                                                 1,349,108
                                              ------------

----------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Utilities - Electric & Gas-6.38%
Hongkong Electric
    Holdings, Ltd.                 299,000    $    906,996
Iberdrola, SA                       72,900       1,365,994
Korea Electric Power Corp.          35,500         879,777
National Grid Group, PLC           258,570       2,064,043
Potomac Electric Power Co.          42,362       1,114,650
Texas Utilities Co.                 16,000         747,000
                                              ------------
                                                 7,078,460
                                              ------------

Water Treatment-2.30%
Kurita Water Industries, Ltd.       49,137         722,266
Thames Water, PLC                   95,543       1,828,199
                                              ------------
                                                 2,550,465
                                              ------------

  TOTAL COMMON STOCK
  (Cost $95,372,448)                           107,049,897
                                              ------------

----------------------------------------------------------------------
 PREFERRED STOCK--2.57%

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Banking-1.69%
National Australia Bank, 7.875%     67,300    $  1,875,988
                                              ------------
                                                 1,875,988
                                              ------------

Multimedia-0.88%
The News Corporation,
    Ltd., ADR                        6,904         170,442
The News Corporation,
    Ltd., 5.000%                   132,167         804,968
                                              ------------
                                                   975,410
                                              ------------

  TOTAL PREFERRED STOCK
  (Cost $2,616,113)                              2,851,398
                                              ------------

+Non-income producing security.

                   See notes to financial statements.

____________________________________________________________________________[21]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      WORLD GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED

----------------------------------------------------------------------
FOREIGN BONDS & NOTES--0.26%

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
Manufacturing-0.26%
Alfa, SA de CV, Series 144A,
  8.000%, due 09/15/00           $ 300,000    $    282,000
                                              ------------
                                                   282,000
                                              ------------

  TOTAL FOREIGN BONDS & NOTES
  (Cost $487,387)                                  282,000
                                              ------------

----------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS--3.58%

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------

U.S. Government Obligations-3.58%
U.S. Treasury Bill, 4.310%,
    due 02/25/99               $ 4,000,000    $  3,973,661
                                              ------------
                                                 3,973,661
                                              ------------

  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $3,973,661)                              3,973,661
                                              ------------

  TOTAL INVESTMENTS
  (Cost $102,449,609)              102.94%     114,156,956
Other assets, less liabilities      (2.94)      (3,259,653)
                                   ------     ------------

  TOTAL NET ASSETS                 100.00%    $110,897,303
                                   ======     ============

                   See notes to financial statements.

[22]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

           "Looking forward, the seeds of favorable conditions in hard assets are being sown and value is exceptional."

                                   --Derek S. van Eck, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 August 1, 1985

    ------------------------------------------------------------------------

                                  FUND MANAGER
                         Van Eck Associates Corporation

    ------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY

            To seek long-term capital appreciation by investing in a
             dynamic mix of four alternative asset classes: natural
            resource stocks, real estate, precious metals and direct
                           investment in commodities.

    ------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/98
                                   $4,333,663

    ------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       76

    ------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     193.80%
--------------------------------------------------------------------------------

[sidebar]
    ------------------------------------------------------------------------
                                 IN THIS SECTION
    ------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

    ------------------------------------------------------------------------

                         DEREK S. VAN ECK, CFA

                    [bullet] M.B.A. from J.L. Kellogg Graduate
                             School of Management

                    [bullet] B.A. from Williams College
[end sidebar]

____________________________________________________________________________[23]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

[pie chart]

% of Portfolio [double dagger]

Common Stock-76.66%
Short-Term Obligations-20.67%
Corporate Bonds-1.82%
Cash-0.81%
Rights and Warrants-0.04%

[end pie chart]

[sidebar]

-------------------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO[double dagger]
-------------------------------------------------
Real Estate                       24.89%
Mining & Metals - Precious        17.47%
Oil & Gas - Integrated             9.16%
Oil & Gas Producers                6.84%
Forest Products & Paper            6.65%
Mining & Metals - Ferrous
   & Non-Ferrous                   6.24%
Lodging                            2.79%
Oil & Gas Services                 1.82%
Oil & Gas - Marketing
   & Distribution                  1.39%
Utilities - Electric & Gas         0.89%

-------------------------------------------------
                         PERCENT OF
TOP COUNTRIES            PORTFOLIO[double dagger]
-------------------------------------------------
United States                     74.49%
Canada                            14.87%
Australia                          3.72%
South Africa                       1.77%
France                             1.63%
Chile                              0.89%
United Kingdom                     0.83%
Finland                            0.63%
Ghana                              0.39%

[double dagger]Represents market value of
               investments plus cash.

[end sidebar]

Executive Summary

     The Global Hard Assets Portfolio (the "Portfolio") endured a difficult year in 1998 as difficult global economic conditions, oversupplied commodity markets, and difficult real estate markets all conspired to pull hard asset markets lower. As was true in equity markets, value investments provided little support and opportunity, despite relative valuations at 30 year lows in some sectors. However, looking forward, the seeds of favorable conditions in hard assets are being sown and value is exceptional. We believe the multiple shocks that resulted in difficult conditions are priced into current valuations. As we look forward, we see multiple opportunities in cheap and under-owned hard asset stocks. We expect these contrarian opportunities will be recognized over the next several years.

Review

     All hard asset markets declined in value during 1998, as difficult economic and treacherous financial conditions lead to a decline in the Portfolio. The confluence of events which led to the decline have not been seen in decades. In fact, policy makers called the world financial crisis that hit during 1998 the worst in 50 years. The emerging market crisis was only part of the story in hard assets as the warmest year in decades (or centuries) affected energy prices, country debt defaults and disastrous hedge fund performance altered risk spreads and financial markets, and legislative changes affected the valuation and structure of real estate securities. Even Presidential Impeachment was thrown into the mix, as the end of 1998 was welcomed by all participants in hard asset markets.

     The most significant factor behind the decline in hard assets was the difficult economic conditions which prevailed throughout the year. Markets witnessed an economic earthquake caused by massive credit creation over a multi-year period. This credit creation eventually led to over-capacity and a large debt burden and what economists have called deflationary conditions. More practically, 1997 saw the beginnings of the Asian economic crisis that spread geographically in 1998 to other developing markets such as Russia and Latin America, and affected developed markets such as US markets during the third quarter. In addition, European economies finished the year with downward momentum. The net result was a slowdown in global growth from the 3.7% rate the global economy enjoyed in 1997 to a significantly slower 1.8% rate in 1998. Many markets were affected by this slowdown, but commodity markets and the manufacturing sectors were hit especially hard as industrial production slowed throughout the world.

     However, central bankers and politicians recognized the difficult economic condition and started easing monetary policy dramatically in the fourth quarter. In fact, the final three months of the year saw something like 75 interest rate cuts by more than 37 central banks. This massive rate cut, which we believe will continue during 1999, is sowing the seeds for eventual reflation, a very positive development for hard assets. In the meantime, hard asset markets have to continue to battle against the forces of deflation and over-capacity that dogged them this year. We think that reflationary forces will dominate this battle in the long term, but that deflationary influences may hold sway in the short-term. We expect that multiple opportunities will exist in hard asset markets during the first half of the year.

[24]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

Commodities and Resource Equities

     The significant slowdown in global growth that hard asset markets endured negatively impacted commodity prices, in turn negatively impacting earnings and values of hard asset producers. In addition to this "demand shock", other factors affected demand, including the warmest year in decades. In fact, according to the National Oceanic and Atmosphere Administration, 1998 was the warmest year in the Northern Hemisphere in the last 1200 years. This clearly negatively affected the demand for oil and other energy products and helped cause the 33% decline in oil prices to the lowest prices in real terms since 1986. This decline in demand, combined with a significant build-up in supply in the last several years, lead to the largest decline in commodity prices recorded by the Goldman Sachs Commodity Index, a drop of 35%. This negatively impacted earnings of all commodity producers and share prices fell as a result. The worst damage occurred in the oil service sector, where share prices declined over 40%. In addition, exploration shares declined approximately 35%. Unfortunately, the Portfolio had significant weightings in both sectors as we took the view that equity multiples of these companies were trading at huge discounts relative to history and that these stocks represented value investments. Instead, earnings projections were continuously declined as oil prices continued down its path to $10 per barrel. We did not foresee these prices and held on to investments too long. In other commodity markets, metals prices declined 20% while shares of metal producers declined nearly 30%. The Portfolio avoided the carnage in these markets by keeping allocations low.

     It appears to us that commodity markets have priced in the difficult economic conditions that exist in the world and the surprise of 1999 could be that commodity markets perform well. Asian economies appear to be beginning the recovery process and economic growth continues to surprise on the upside here in the US. In addition, valuations on commodity companies are cheap with relative price/sales ratios at 30-year lows. Little buying is necessary to move these companies significantly higher. In addition, we expect more consolidation activity in coming years and think this will buoy the sector, particularly over the long term. One of our favorite groups is the forest products group which should be a beneficiary from improving supply/demand balances and the minimal capital spending in recent years. These markets will be choppy, but we believe opportunities are exceptional.

Gold

     Gold, the best performing major commodity in 1998, ended the year unchanged while gold shares fell 12%. Perceptions of gold bounced throughout the year between negative and positive influences. Negative influences included reduced demand from Asia, concerns of gold sales by European central banks, and lack of interest in gold as inflation protection. The positive influences included potential reflation and gold's role as a safe-haven asset in times of turmoil.

     We are getting more positive on gold and believe gold is likely to trade in a higher range and surpassing 1998's high of $315. First, gold is cheap. At their August lows, gold was at the lowest prices in real terms since 1973. In real terms, gold is back to levels existing in the 1920's and 1950's-1960's when paper currencies and the global economy were relatively sound. Second, we are concerned that the dollar may come under additional pressure as it faces what appears to be a relatively sound Euro, a large current account deficit and less attractive interest rate differentials. The dollar is already significantly below its highs. Generally, the dollar and gold move inversely. Third, the significant global monetary easing we saw in the fourth quarter is likely to continue and is sowing the seeds of reflation and possible renewed investment interest in gold.

____________________________________________________________________________[25]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------
[line chart]
        Global Hard Assets Portfolio, S&P 500 Index and Lipper Benchmark
              Comparison of Change in Value of $10,000 Investment.

            Global Hard           S&P
               Assets             500            Lipper
              Portfolio          Index          Benchmark
1985            10000            10000            10000
                 9602             9916             9481
                 9960            11626             9069
                10217            13264            10276
                10141            14049             9058
                12987            13070            12189
                13646            13800            12415
                22164            16745            19345
                20392            17584            18429
                24761            18746            22113
                18325            14519            16944
                16901            15345            15396
                16755            16359            15041
                14766            16411            13359
                14433            16915            13768
                15249            18110            14711
                14364            19705            14488
                15006            21812            15770
                17210            22256            18387
                15812            21585            16804
                13785            22936            14925
                14846            19799            15425
                13035            21564            13893
                12337            24685            13197
                13532            24631            14518
                12194            25947            13445
                12316            28106            13809
                11826            27399            12923
                12760            27921            13400
                12844            28801            12548
                11916            30245            11167
                14112            31562            13844
                18279            31711            18325
                15635            32520            16453
                19578            33274            20875
                19639            32021            19124
                17542            32160            18704
                19936            33732            22616
                16882            33725            19626
                17214            36998            18492
                17323            40519            18717
                18152            43729            19788
                17348            46353            18676
                21724            49103            22803
                19740            51595            21453
                18695            53500            21026
                17793            58251            19758
                16473            58505            18114
                14423            68711            15898
                14571            73857            16091
                 9852            75978            11395
                10722            86553            12346
                 9650            89402            11564
                 8439            80526             9846
1998             8487            97646             9610

[end line chart]

[sidebar]

---------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------

             GLOBAL HARD  S&P 500    LIPPER
               ASSETS      INDEX    BENCHMARK
1 YEAR        -13.85%      28.58%   -15.66%
5 YEAR        -15.39%      24.09%   -14.37%
10 YEAR        -5.17%      19.22%    -3.53%
INCEPTION      -1.21%      18.48%    -0.30%

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Global Hard Assets Portfolio (the "Portfolio"), formerly the Gold Stock Portfolio, at its inception with a similar investment in the S&P 500 Index and the Lipper benchmark. For the purposes of this line graph, and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes reinvestment of all dividends and distributions.

The investment objective of the Portfolio was changed on May 1, 1998. The Lipper benchmark reflects the performance of the Lipper Gold Fund Average from August 1, 1985 through April 30, 1998 and the Lipper Natural Resources Fund Average from May 1, 1998 through December 31, 1998. The Lipper Gold Fund and Natural Resources Fund averages are based on the returns of all mutual funds within the corresponding objective as compiled by Lipper Analytical Services. The averages include the reinvestment of all dividends and underlying fund operating expenses.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on policies which may include a premium tax charge, account fees, cost of insurance, mortality expense and surrender charge, as applicable.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

[end sidebar]

Real Estate

     Despite a benign interest rate environment, healthy underlying fundamentals, and attractive yields, real estate securities declined approximately 16.9% in 1998. Real estate was the largest weighting in the fund during the year, averaging approximately 30%, and the decline was a significant contributor to the negative performance of the fund. At the beginning of the year, our assumptions had been for healthy cash flow growth of approximately 15% and stable multiples. While cash flow growth came in at the 15% rate, an unexpected decline in multiples resulted in the difficult performance. This significant multiple contraction arose primarily from two factors: concern over property values during the first half of the year and lack of financing in the second half of the year.

     We remain relatively positive on real estate going into the new year, with an expected total return of approximately 15%, arising from cash flow growth of approximately 10%, yields of 7%, and a relatively constant multiple. We would note that multiples on real estate securities are exceptionally low, close to the levels of the recent 1990-91 market trough. At the very least, it is apparent to us that multiples will not contract significantly this year. Thus we feel comfortable with our weighting and total return expectation.

[26]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------
              FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

  FINANCIAL HIGHLIGHTS

                                                Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                                                 December       December      December       December       December
                                                 31, 1998       31, 1997       31,1996       31, 1995       31, 1994
Net asset value, beginning of year              $     8.92     $    16.60     $    16.61    $    16.25     $    19.00

Income From Investment Operations
  Net investment income (loss)                        0.17           0.02          (0.03)         0.05           0.03
  Net gains and losses on securities
   and foreign currency (both
   realized and unrealized)                          (1.41)         (7.30)          0.45          0.40          (2.65)
                                                ----------     ----------     ----------    ----------     ----------

  Total from investment operations                   (1.24)         (7.28)          0.42          0.45          (2.62)

Less Distributions to Shareholders
  Dividends from net investment income               (0.13)         (0.02)                       (0.05)         (0.03)
  Dividends in excess of net
   investment income                                                (0.07)                       (0.04)
  Distributions from capital gains                                                 (0.43)
  Distributions in excess of capital gains                          (0.31)                                      (0.10)
                                                ----------     ----------     ----------    ----------     ----------
  Returns of capital

  Total distributions                                (0.13)         (0.40)         (0.43)        (0.09)         (0.13)

Net asset value, end of year                    $     7.55     $     8.92     $    16.60    $    16.61     $    16.25
                                                ==========     ==========     ==========    ==========     ==========

Total Return (A)                                    (13.85%)       (44.63%)         2.57%         2.76%        (13.77%)

Ratios to Average Net Assets:
  Expenses                                            1.44%          1.07%          1.04%         1.01%          0.99%
  Net investment income                               2.13%          0.63%         (0.11%)        0.24%          0.18%

Portfolio Turnover Rate                             193.80%         19.70%         64.78%        23.98%         11.12%

Net Assets, At End of Year                      $4,333,663     $5,204,654     $7,554,427    $6,867,645     $7,351,625

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

____________________________________________________________________________[27]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED

------------------------------------------------------------------------
 COMMON STOCK--82.07%

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Forest Products & Paper-7.12%
Bowater, Inc.                        1,400        $ 58,013
Fort James Corp.                     1,200          48,000
Plum Creek Timber
  Company, L.P.                      4,100         106,856
St. Laurent Paperboard, Inc.+        9,300          65,092
Weyerhaeuser Co.                       600          30,487
                                                   -------
                                                   308,448
                                                   -------

Lodging-2.98%
Accor, SA                              350          75,814
Patriot American Hospitality, Inc.   8,900          53,400
                                                   -------
                                                   129,214
                                                   -------

Machinery-0.42%
NQL Drilling Tools, Inc., Class A+   7,000          18,230
                                                   -------
                                                    18,230
                                                   -------

Mining & Metals - Ferrous & Nonferrous-6.68%
Aluminum Company of America          2,200         164,038
Billiton, PLC                       18,900          37,501
Nucor Corp.                          1,000          43,250
Portman Mining, Ltd.                15,600           8,324
Steel Dynamics, Inc.+                3,100          36,425
                                                   -------
                                                   289,538
                                                   -------

Mining & Metals - Precious-16.71%
Acacia Resources, Ltd.              32,500          48,140
AngloGold, Ltd.                      1,000          38,962
Angold, Ltd.,  ADR                   3,000          58,688
Ashanti Goldfields Co., Ltd.         2,222          18,085
Barrick Gold Corp.                   6,500         126,750
Delta Gold, NL                      14,400          21,904
Euro-Nevada Mining Corp.             4,700          76,502
Gold Fields of South Africa,
    Ltd., ADR                        4,000           7,000
Gold Fields, Ltd.+                   6,210          34,309
Meridian Gold, Inc.+                 3,900          22,181

----------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                    Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Mining & Metals - Precious-Continued
Pasminco, Ltd.                     123,000        $ 93,548
Placer Dome, Inc.                    6,300          72,450
Romarco Minerals, Inc.+             16,000          15,626
Stillwater Mining Co.+               2,200          90,200
                                                   -------
                                                   724,345
                                                   -------

Oil & Gas - Distribution & Marketing-1.49%
Burlington Resources, Inc.           1,800          64,463
                                                   -------
                                                    64,463
                                                   -------

Oil & Gas - Integrated-9.80%
Exxon Corp.                          1,300          95,063
Mobil Corp.                            800          69,700
Occidental Petroleum Corp.           5,000          84,375
Phillips Petroleum Co.               1,900          80,987
Pride International, Inc.+           2,900          20,481
Stone Energy Corp.+                  1,500          43,125
Swift Energy Co.+                    4,200          30,975
                                                   -------
                                                   424,706
                                                   -------

Oil & Gas Producers-7.32%
Anadarko Petroleum Corp.             1,300          40,137
Apache Corp.                         3,000          75,937
Berkley Petroleum Corp.+             1,500          11,329
Chevron Corp.                          600          49,763
Forcenergy, Inc.+                    6,000          15,750
KCS Energy, Inc.                     4,700          14,394
Kerr-McGee Corp.                       900          34,425
Pogo Producing Co.                   3,000          39,000
Santa Fe International Corp.         2,500          36,563
                                                   -------
                                                   317,298
                                                   -------

Oil & Gas Services-1.95%
BJ Services Co.+                     1,800          28,125
Gulf Island Fabrication, Inc.+       1,900          14,725
J. Ray McDermott, SA+                1,700          41,544
                                                   -------
                                                    84,394
                                                   -------

+Non-income producing security.

                       See notes to financial statements.

[28]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED

------------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Real Estate-26.65%
AMB Property Corp.                   1,500       $  33,000
Arden Realty, Inc.                   1,700          39,419
Bentall Corp.                        2,000          20,835
Boardwalk Equities, Inc.+            8,000          88,026
Boston Properties, Inc.              1,300          39,650
Brandywine Realty Trust              1,500          26,812
Cadillac Fairview Corp.+             4,000          74,750
Carramerica Realty Corp.             2,000          48,000
Cornerstone Properties, Inc.         7,000         109,375
Equity Office Properties Trust       2,500          60,000
Equity Residential Properties Trust  1,500          60,656
Kilroy Realty Corp.                  2,000          46,000
Mack-Cali Realty Corp.               2,300          71,012
New Plan Excel Realty Trust          2,500          55,469
Oxford Properties Group, Inc.+       2,350          27,847
Philips International Realty Corp.   2,500          38,438
Prentiss Properties Trust            3,200          71,400
Prologis Trust                       2,000          41,500
Sponda Oyj+                          5,000          29,329
Starwood Hotels & Resorts
    Worldwide, Inc.                  1,500          34,031
The Macerich Co.                     1,500          38,438
TrizecHahn Corp.                     4,500          92,250
United Dominion Realty Trust           800           8,250
                                                 ---------
                                                 1,154,487
                                                 ---------

Utilities - Electric & Gas-0.95%
Enersis SA, ADR                      1,600          41,300
                                                 ---------
                                                    41,300
                                                 ---------
  TOTAL COMMON STOCK
  (Cost $4,189,218)                              3,556,423
                                                 ---------

----------------------------------------------------------------------
RIGHTS AND WARRANTS--0.04%

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Mining & Metals - Precious-0.04%
Randfontein Estates Gold,
    exp. 06/01/02+                   2,470         $ 1,743
                                                 ---------
                                                     1,743
                                                 ---------

  TOTAL RIGHTS AND WARRANTS
  (Cost $0)                                          1,743
                                                 ---------

----------------------------------------------------------------------
CORPORATE BONDS-1.95%

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------

Mining & Metals - Precious-1.95%
YenGold Structured Note,
  4.850%, due 09/30/99           $ 100,000        $ 84,430
                                                 ---------
                                                    84,430
                                                 ---------

  TOTAL CORPORATE BONDS
  (Cost $100,000)                                   84,430
                                                 ---------

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[29]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                      GLOBAL HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED

------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--22.12%

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
Financial Services-10.62%
American Express Capital Corp.,
    4.000%, due 01/04/99         $ 230,000       $ 229,923
General Electric Capital Corp.,
    4.700%, due 01/04/99           230,000         229,910
                                                ----------
                                                   459,833
                                                ----------

U.S. Government & Agency Obligations-11.50%
U.S. Treasury Bill, 4.400%,
    due 01/21/99                   500,000         498,775
                                                ----------
                                                   498,775
                                                ----------

  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $958,608)                                  958,608
                                                ----------

  TOTAL INVESTMENTS
  (Cost $5,247,826)                106.18%       4,601,204
Other assets, less liabilities     (6.18)         (267,541)
                                   ------       ----------

  TOTAL NET ASSETS                 100.00%      $4,333,663
                                   ======       ==========

                   See notes to financial statements.

[30]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                "We believe our strategy of searching out rapidly
                 growing companies at reasonable prices, should
                         benefit shareholders in 1999."

                      --John W. Ballen and Toni Y. Shimura, Portfolio Managers--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1995

    ------------------------------------------------------------------------

                                  FUND MANAGER
                    Massachusetts Financial Services Company

    ------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                To seek long-term growth of capital by investing
              primarily in common stocks of small and medium-sized
             companies. The Portfolio is intended for investors who
               understand and are willing to accept risks entailed
                     in seeking long-term growth of capital.

    ------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/98
                                   $95,795,377

    ------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       229

    ------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     77.07%

--------------------------------------------------------------------------------

[sidebar]
------------------------------------------------------------------------
                            IN THIS SECTION
------------------------------------------------------------------------

                            Portfolio Facts

                               Portfolio
                              Composition

                          Financial Highlights

                              Schedule of
                         Portfolio Investments

    ------------------------------------------------------------------------

                             JOHN W. BALLEN
                        Executive Vice President

          [bullet] Director, MFS Equity Portfolio Management

          [bullet] Joined MFS in 1984

          [bullet] Serves as MFS senior small capitalization growth equity portfolio manager

          [bullet] M.B.A. from Standford University Graduate School of Business

          [bullet] B.A. from Harvard University

    ------------------------------------------------------------------------

                            TONI Y. SHIMURA
                      Vice President, Investments

          [bullet] Joined MFS in 1987

          [bullet] M.B.A. from Sloan School of Management, Massachusetts
                   Institute of Technology

          [bullet] B.A. from Wellesley College
[end sidebar]

____________________________________________________________________________[31]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[pie chart]

% of Portfolio [double dagger]

Common & Preferred Stock-98.17%
Short-Term Obligations-1.66%
Cash-0.17%

[end pie chart]

[sidebar]

-------------------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO[double dagger]
-------------------------------------------------
Cisco Systems, Inc.        7.48%
Tyco International, Ltd.   6.70%
Oracle Corp.               5.58%
MCI WorldCom, Inc.         5.47%
Compuware Corp.            5.31%
Microsoft Corp.            5.21%
Computer Associates
   International, Inc.     3.50%
BMC Software, Inc.         3.03%
Cendant Corp.              2.98%
Time Warner, Inc.          2.26%

-------------------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO[double dagger]
-------------------------------------------------
Computer Software -
   Mainframe              16.01%
Retail Stores             11.89%
Telecommunications        11.31%
Computer Software - Mini
   & Micro                10.64%
Computer Network           9.98%
Manufacturing              7.24%
Healthcare                 3.57%
Broadcasting               3.42%
Electronics -
   Semiconductors          3.17%
Commercial Services        2.98%

[double dagger]Represents market value of
               investments plus cash.

[end sidebar]

     The past year was a volatile one buffeted by many crosscurrents. While the U.S. economy appeared to be in good shape - helped by generational low interest rates, non-existent inflation, and several easings by the Federal Reserve - the rest of the world continued to be negatively affected by the Asian contagion of slowing growth and devaluation. The uncertainty in global markets and the prospect for a deceleration in U.S. economic growth thus increased the appeal of liquidity and companies whose businesses were less subject to the vagaries of international economies. As a result, the mid- and larger-capitalization stocks in our portfolio did better than our smaller holdings, as did our companies which had little exposure to countries abroad.

     The Portfolio continued to benefit from the strong performance of its largest sector, technology, where earnings were surprisingly robust despite issues relating to Asia. Stocks which contributed to performance included Compuware, Cisco Systems, Microsoft, Oracle and Sun Microsystems - all of whose products were in solid demand by corporations seeking enhanced productivity. Deregulation and the rapid growth of data services in the telecommunications industry boosted the values of holdings such as MCI WorldCom and Global TeleSystems. Consumer demand was more vibrant than expected. This helped successful specialty retailers such as Staples and Office Depot and also provided a positive backdrop for food and drug retailing companies such as Rite-Aid and Fred Meyer where strong pharmacy sales helped storewide sales.

     There were a few areas which did not do as well as we hoped. Cendant, the company created by the merger of HFS and CUC International, suffered because of accounting irregularities at

[32]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

CUC. In 1999, a major restructuring and refocusing of core businesses combined with a multi-billion dollar share buyback should help that company contribute to performance. Health maintenance organizations also disappointed as a result of an in-balance between costs and pricing. Improved pricing and the reduction of unprofitable businesses should help in 1999.

     Technology continues to be a key area of emphasis since software, networking, and telecom equipment companies are likely to generate some of the strongest earnings growth in the market. This entire area is being helped by strong spending on communications and the Internet. Another area which offers great promise is telecommunications services, where mergers and the strong growth of data transmission are enhancing valuations. In our view, the companies which can grow the fastest will be well rewarded by the marketplace. Thus, we believe our strategy of searching out rapidly growing companies at reasonable prices, should benefit shareholders in 1999.

     Looking forward, we believe the fundamental outlook for emerging growth stocks remains positive. We continue to think that we are at the beginning of a slowdown in profit growth for many of the large-cap multinational companies which make up the broader market averages. This is a positive for emerging growth stocks, which should be able to grow much faster than the overall economy. Moreover, inflation and interest rates are both low, which provides a favorable backdrop for the valuation of emerging growth stocks.

[line chart]

   Emerging Growth Portfolio, Russell 2000 Index and Russell 2000 Growth Index
              Comparison of Change in Value of $10,000 Investment.

         Emerging        Russell
          Growth          2000
         Portfolio       Growth       Russell 2000
6/95       10962          10829          10681
9/95       12821          12060          11728
12/95      13291          12239          11984
3/96       14225          12962          12593
6/96       15349          13523          13241
9/96       15938          13569          13285
12/96      15724          14264          13963
3/97       14483          13530          13244
6/97       17184          15713          15381
9/97       19507          18043          17662
12/97      18942          17430          17062
3/98       22928          19501          18819
6/98       22878          18382          17959
9/98       19792          14271          14341
12/98      25180          17645          16680

[end line chart]


[sidebar]

------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS
------------------------------------

                     RUSSELL
                      2000  RUSSELL
           EMERGING  GROWTH  2000
            GROWTH    INDEX  INDEX
1 YEAR      32.93%    1.23% -2.55%
INCEPTION   28.60%   17.20% 14.94%

Commencement of operations May 1, 1995. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Emerging Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Growth Index and the Russell 2000 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Effective January 1, 1998 the performance benchmark of the Portfolio has been changed from the Russell 2000 Growth Index to the Russell 2000 Index. The Russell 2000 Index better represents the investment style and objective of the Portfolio by including a broader blend of small capitalization stocks.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Russell 2000 Growth Index and the Russell 2000 Index are unmanaged indexes and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

[end sidebar]

____________________________________________________________________________[33]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------
              FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                                                                                       Period From
                                                                                                       May 1, 1995
                                                Year Ended          Year Ended         Year Ended        Through
                                                 December            December           December        December
                                                 31, 1998            31, 1997           31, 1996      31, 1995 (A)
Net asset value, beginning of year             $     17.47          $     15.23       $     13.29    $     10.00

Income From Investment Operations
  Net investment loss                                (0.11)               (0.07)            (0.05)         (0.04)
  Net gains and losses on securities
    and foreign currency
   (both realized and unrealized)                     5.85                 3.19              2.48           3.33
                                               -----------          -----------       -----------    -----------

  Total from investment operations                    5.74                 3.12              2.43           3.29

Less Distributions to Shareholders
  Dividends from net investment income
  Dividends in excess of net
    investment income
  Distributions from capital gains                   (0.06)               (0.88)            (0.49)
  Distributions in excess of capital gains           (0.11)
  Returns of capital
                                               -----------          -----------       -----------    -----------

  Total distributions                                (0.17)               (0.88)            (0.49)          0.00

Net asset value, end of year                   $     23.04          $     17.47       $     15.23    $     13.29
                                               ===========          ===========       ===========    ===========

Total Return (B)                                     32.93%               20.47%            18.30%         32.91%

Ratios to Average Net Assets:
  Expenses                                            0.94%                1.00%             1.16%          1.63% (C)
  Net investment income                              (0.61%)              (0.61%)           (0.48%)        (0.84%)(C)

Portfolio Turnover Rate                              77.07%              122.85%            94.58%         30.31%

Net Assets, At End of Year                     $95,795,377          $56,229,175       $30,794,030    $11,439,524

(A) Per share data calculated from the initial offering date, May 1, 1995, for sale to Jefferson Pilot Financial Separate Account A.

(B) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods less than one year have not been annualized.

(C)  Per share data and ratios calculated on an annualized basis.

[34]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998

------------------------------------------------------------------------

COMMON STOCK--98.69%

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Advertising-0.13%
Global DirectMail Corp.+               300       $   7,012
Lamar Advertising Co.+                 100           3,725
Outdoor Systems, Inc.+               3,800         114,000
                                                 ---------
                                                   124,737
                                                 ---------

Aerospace & Defense-0.21%
Gulfstream Aerospace Corp.+          3,800         202,350
                                                 ---------
                                                   202,350
                                                 ---------

Auction House/Art Dealer-0.01%
Sotheby's Holdings, Inc.               200           6,400
                                                 ---------
                                                     6,400
                                                 ---------

Automotive Parts & Equipment-0.01%
CSK Auto Corp.+                        200           5,337
Dura Automotive Systems, Inc.+         100           3,413
                                                 ---------
                                                     8,750
                                                 ---------

Banking-0.05%
U.S. Trust Corp.                       600          45,600
                                                 ---------
                                                    45,600
                                                 ---------

Beverages-0.05%
Adolph Coors Co., Class B              900          50,794
                                                 ---------
                                                    50,794
                                                 ---------

Broadcasting-3.43%
CBS Corp.                            5,500         180,125
Clear Channel
    Communications, Inc.+           15,750         858,375
Comcast Corp.                       11,200         657,300
Cox Radio, Inc.+                    13,800         583,050
Hearst-Argyle Television, Inc.+        200           6,600
Jacor Communications, Inc.+          8,000         515,000
MediaOne Group, Inc.+                8,800         413,600
TCA Cable TV, Inc.                     200           7,138
Univision Communications, Inc.+      1,900          68,756
                                                 ---------
                                                 3,289,944
                                                 ---------

----------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Building Services-0.01%
Building One Services Corp.+           300       $   6,262
                                                 ---------
                                                     6,262
                                                 ---------

Commercial Services-3.00%
Cendant Corp.+                     150,565       2,870,145
The Loewen Group, Inc.                 500           4,219
                                                 ---------
                                                 2,874,364
                                                 ---------

Computer Equipment & Services-2.17%
CSG Systems International, Inc.+        80           6,320
Compaq Computer Corp.                3,100         130,006
Computer Sciences Corp.              1,900         122,431
EMC Corp./Mass+                     18,400       1,564,000
Electronics for Imaging, Inc.+         200           8,038
First Data Corp.                     1,000          31,687
Ingram Micro, Inc.+                    100           3,488
Insight Enterprises, Inc.+             100           5,087
Microchip Technology, Inc.+            170           6,290
SIPEX Corp.+                           200           7,025
SunGard Data Systems, Inc.+          4,900         194,469
                                                 ---------
                                                 2,078,841
                                                 ---------

Computer Information & Technology-0.13%
Affiliated Computer Services, Inc.+  1,100          49,500
Fiserv, Inc.+                          200          10,288
MIPS Technologies, Inc.+               200           6,400
Technology Solutions Co.+            5,400          57,881
Verio, Inc.+                           200           4,475
                                                 ---------
                                                   128,544
                                                 ---------

Computer Information Systems-1.71%
Ceridian Corp.+                      3,100         216,419
DST Systems, Inc.+                   3,400         194,012
National Data Corp.                    100           4,869
New Era of Networks, Inc.+             200           8,800
Policy Management
    Systems Corp.+                  12,900         651,450
SEMA Group, PLC                     27,400         269,441
The BISYS Group, Inc.+               5,700         294,262
                                                 ---------
                                                 1,639,253
                                                 ---------

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[35]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED

----------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Computer Network-10.04%
3Com Corp.+                          9,700     $   434,681
Ascend Communications, Inc.+        14,500         953,375
Cisco Systems, Inc.+                77,590       7,201,322
Equant, NV,
  NY Registered Shares+              5,200         352,625
Network Associates, Inc.+           10,150         672,438
                                               -----------
                                                 9,614,441
                                               -----------

Computer Software - Mainframe-16.10%
BMC Software, Inc.+                 65,400       2,914,387
Boole & Babbage, Inc.+                 200           5,887
Cadence Design Systems, Inc.+       65,560       1,950,410
Compuware Corp.+                    65,400       5,109,375
Mobius Management
  Systems, Inc.+                     4,400          65,450
Oracle Corp.+                      124,550       5,371,219
Siebel Systems, Inc.+                  200           6,788
                                               -----------
                                                15,423,516
                                               -----------

Computer Software - Mini & Micro-10.69%
Advantage Learning Systems, Inc.+      100           6,575
Aspen Technology, Inc.+                200           2,900
Autodesk, Inc.                         200           8,537
Cambridge Technology
    Partners, Inc.+                  5,300         117,262
Computer Associates
    International, Inc.             79,012       3,367,886
Intuit, Inc.+                           90           6,525
Microsoft Corp.+                    36,200       5,020,488
Rational Software Corp.+               200           5,300
Sun Microsystems, Inc.+             10,300         881,938
Synopsys, Inc.+                      4,647         252,100
The Learning Co., Inc.+                200           5,187
Xilinx, Inc.+                        8,700         566,588
                                               -----------
                                                10,241,286
                                               -----------

Consulting Services-0.01%
Clarify, Inc.+                         280           6,842
Renaissance Worldwide, Inc.+         1,200           7,350
                                               -----------
                                                    14,192
                                               -----------

----------------------------------------------------------------------
 COMMON STOCK--CONTINUED
                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Cosmetics & Personal Care-0.08%
Carson, Inc.+                       16,800     $    67,200
Chattem, Inc.+                         130           6,224
                                               -----------
                                                    73,424
                                               -----------

Educational Services-0.23%
CBT Group, PLC, ADR+                 5,700          84,787
Learning Tree International, Inc.+  15,000         135,938
                                               -----------
                                                   220,725
                                               -----------

Electrical Equipment-0.01%
Sanmina Corp.+                         100           6,250
                                               -----------
                                                     6,250
                                               -----------

Electronics-0.05%
Flextronics International, Ltd.+        80           6,850
Gentex Corp.+                          300           6,000
Jabil Circuit, Inc.+                    80           5,970
Micrel, Inc.+                          100           5,500
SCI Systems, Inc.                      100           5,775
Teradyne, Inc.+                        200           8,475
The DII Group, Inc.+                   300           6,994
                                               -----------
                                                    45,564
                                               -----------

Electronics - Semiconductors-3.19%
ARM Holdings, PLC, ADR+              3,165         190,691
Altera Corp.+                       12,100         736,587
Applied Micro Circuits Corp.+          200           6,794
Burr-Brown Corp.+                      200           4,687
Galileo Technology, Ltd.+              500          13,500
Intel Corp.                         14,200       1,683,588
Lattice Semiconductor Corp.+         8,500         390,204
Level One Communications, Inc.+        180           6,390
Maxim Integrated Products, Inc.+       130           5,679
PMC-Sierra, Inc.+                      100           6,313
Photronics, Inc.+                      280           6,711
                                               -----------
                                                 3,051,144
                                               -----------

Entertainment & Leisure-0.13%
Gemstar International Group, Ltd.+   2,000         114,500
Premier Parks, Inc.+                   250           7,562
                                               -----------
                                                   122,062
                                               -----------

+Non-income producing security.

                       See notes to financial statements.

[36]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED

------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Environmental Controls-0.05%
Waters Corp.+                          600     $    52,350
                                               -----------
                                                    52,350
                                               -----------

Financial Services-1.45%
Affiliated Managers+                   200           5,975
Associates First Capital Corp.       7,200         305,100
Capital One Financial Corp.          1,600         184,000
Franklin Resources, Inc.             7,000         224,000
Morgan Stanley Dean Witter & Co.     5,600         397,600
PaineWebber Group, Inc.                100           3,863
The Bear Stearns Companies, Inc.     7,000         261,625
The CIT Group, Inc.                    200           6,362
Waddell & Reed Financial, Inc.         200           4,738
                                               -----------
                                                 1,393,263
                                               -----------

Food Products-0.04%
Keebler Foods Co.+                     200           7,525
Smithfield Foods, Inc.+              1,000          33,875
                                               -----------
                                                    41,400
                                               -----------

Food Service & Restaurants-0.05%
Applebee's International, Inc.         300           6,187
Brinker International, Inc.+           200           5,775
Buffets, Inc.+                         700           8,356
CEC Entertainment, Inc.+               200           5,550
CKE Restaurants, Inc.                  110           3,238
IHOP Corp.+                            100           3,994
Outback Steakhouse, Inc.+              200           7,975
Papa John's International, Inc.+       100           4,413
                                               -----------
                                                    45,488
                                               -----------

Healthcare-3.59%
Allegiance Corp.                    13,000         606,125
AmeriSource Health Corp.+              100           6,500
Bausch & Lomb, Inc.                    100           6,000
Biogen, Inc.+                        1,000          83,000
Cardinal Health, Inc.                6,550         496,981
Express Scripts, Inc.+                 100           6,712


----------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Healthcare-Continued
Health Management
  Associates, Inc.+                    375     $     8,109
HEALTHSOUTH Corp.+                     700          10,806
McKesson Corp.                       9,250         731,328
Mid Atlantic Medical Services, Inc.+   600           5,888
Orthodontics Centers of
  America, Inc.+                       300           5,831
PacifiCare Health Systems, Inc.+       100           7,950
Province Healthcare Co.+               200           7,175
Total Renal Care Holdings, Inc.+       209           6,179
United Healthcare Corp.             33,400       1,438,288
Wellpoint Health Networks, Inc.+       100           8,700
                                               -----------
                                                 3,435,572
                                               -----------

Household Products-0.01%
First Brands Corp.                     140           5,521
The Dial Corp.                         200           5,775
                                               -----------
                                                    11,296
                                               -----------

Human Resources-0.42%
Interim Services, Inc.+                260           6,077
Metamor Worldwide, Inc.+               200           5,000
Modis Professional Services, Inc.+  26,801         388,615
                                               -----------
                                                   399,692
                                               -----------

Insurance-0.01%
Ace, Ltd.                              200           6,888
                                               -----------
                                                     6,888
                                               -----------

Lodging-0.05%
Promus Hotel Corp.+                  1,382          44,742
                                               -----------
                                                    44,742
                                               -----------

Manufacturing-7.27%
Analog Devices, Inc.+               13,800         432,975
Cable Design Technologies Corp.+       400           7,400
Rayovac Corp.+                         400          10,675
SI Handling Systems, Inc.            4,850          67,900
Tyco International, Ltd.            85,499       6,449,831
                                               -----------
                                                 6,968,781
                                               -----------

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[37]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Marketing Services-0.09%
Taylor Nelson Sofres, PLC           69,900      $   88,974
                                                ----------
                                                    88,974
                                                ----------

Medical - Biotechnology-0.32%
Amgen, Inc.+                         1,500         156,844
Genzyme Corp.+                         110           5,472
IDEC Pharmaceuticals Corp.+          2,920         137,240
Immunex Corp.+                          60           7,549
                                                ----------
                                                   307,105
                                                ----------

Medical Products-2.84%
Arterial Vascular Engineering, Inc.+   100           5,250
Biomet, Inc.                           200           8,050
Boston Scientific Corp.+               200           5,362
Guidant Corp.                       11,250       1,240,312
Haemonetics Corp.+                     400           9,100
Henry Schein, Inc.+                    100           4,475
IDEXX Laboratories, Inc.+            4,900         131,841
Medtronic, Inc.                     14,600       1,084,050
PSS World Medical, Inc.+            10,000         230,000
STERIS Corp.+                          200           5,688
                                                ----------
                                                 2,724,128
                                                ----------

Multimedia-2.39%
SportsLine USA, Inc.+                7,300         113,606
Time Warner, Inc.                   35,000       2,172,188
                                                ----------
                                                 2,285,794
                                                ----------

Oil & Gas Services-0.00%
Global Industries, Ltd.+               100             613
                                                ----------
                                                       613
                                                ----------

Pharmaceutical-2.05%
Agouron Pharmaceuticals, Inc.+         100           5,875
Allergan, Inc.                       3,800         246,050
Alpharma, Inc.                         180           6,356
Bergen Brunswig Corp.                2,800          97,650

----------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Pharmaceutical-Continued
Elan Corp., PLC, ADR+                4,100      $  285,206
ICON, PLC, ADR+                        100           3,350
King Pharmaceuticals, Inc.+            600          15,675
Professional Detailing, Inc.+          200           5,650
Sepracor, Inc.+                     13,300       1,164,581
Watson Pharmaceuticals, Inc.+        2,100         132,038
                                                ----------
                                                 1,962,431
                                                ----------
Publishing & Printing-0.00%
Mail-Well, Inc.+                       100           1,144
                                                ----------
                                                     1,144
                                                ----------
Retail Stores-11.95%
Abercrombie & Fitch Co.+               100           7,075
AnnTaylor Stores Corp.+                170           6,704
Boise Cascade Office Products Corp.    300           4,050
Borders Group, Inc.+                   200           4,987
CompUSA, Inc.+                       2,800          36,575
Consolidated Stores Corp.+             150           3,028
Corporate Express, Inc.+            12,350          64,066
CVS Corp.                           28,500       1,567,500
Duane Reade, Inc.+                     100           3,850
Fred Meyer, Inc.+                   28,990       1,746,647
General Nutrition Companies, Inc.+     400           6,500
Linens 'N Things, Inc.+                200           7,925
Macromedia, Inc.+                    1,900          64,006
Micro Warehouse, Inc.+              20,400         689,775
Office Depot, Inc.+                 58,800       2,171,925
Republic Industries, Inc.+           1,900          28,025
Rite Aid Corp.                      33,000       1,635,563
Safeway, Inc.+                      11,300         688,594
Staples, Inc.+                      36,350       1,588,041
The Gymboree Corp.+                  3,600          22,950
The Home Depot, Inc.                 9,800         599,638
The Kroger Co.+                      5,900         356,950
The TJX Companies, Inc.              5,100         147,900
                                                ----------
                                                11,452,274
                                                ----------
Security Systems-0.01%
VeriSign, Inc.+                        100           5,913
                                                ----------
                                                     5,913
                                                ----------

+Non-income producing security.

                       See notes to financial statements.

[38]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Shipbuilding-0.35%
Newport News Shipbuilding, Inc.     10,100     $   337,719
                                               -----------
                                                   337,719
                                               -----------

Telecommunications-11.37%
ALLTEL Corp.                         6,200         370,837
Amdocs, Ltd.+                          400           6,850
Century Telephone
    Enterprises, Inc.               14,850       1,002,375
EchoStar Communications Corp.+         200           9,675
Global Crossing, Ltd.+                 400          18,050
Global TeleSystems Group, Inc.+     28,300       1,577,725
Hyperion Telecommunications, Inc.+     500           7,562
Infinity Broadcasting Corp.+         3,900         106,763
Iridium World
    Communications, Ltd.+            2,100          83,081
L-3 Communications
    Holdings, Inc.+                  1,900          88,469
Liberty Media Group+                 2,100          96,731
MCI WorldCom, Inc.+                 73,372       5,264,441
Metromedia Fiber Network, Inc.+        200           6,700
Qwest Communications
    International, Inc.+            18,000         900,000
Sprint Corp., Fon Group             14,400       1,211,400
Tel-Save.com, Inc.+                  7,900         132,325
USA Networks, Inc.+                    300           9,938
                                               -----------
                                                10,892,922
                                               -----------

Telecommunications Equipment-2.30%
Alcatel, SA, ADR                     4,800         117,300
American Tower Corp.+                2,500          73,906
Aspect Telecommunications Corp.+       300           5,175
DSP Communications, Inc.+              400           6,125
Gilat Satellite Networks, Ltd.+        110           6,064
Linear Technology Corp.              1,900         170,169
Lucent Technologies, Inc.           11,200       1,232,000

----------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Telecommunications Equipment-Continued
Nokia Oyj, S.A.                      3,400     $   409,487
Tellabs, Inc.+                       2,700         185,119
                                               -----------
                                                 2,205,345
                                               -----------

Transportation-0.40%
Atlas Air, Inc.+                       100          $4,894
FDX Corp.+                           2,200         195,800
Kansas City Southern
    Industries, Inc.                 3,700         181,994
                                               -----------
                                                   382,688
                                               -----------

Travel Services-0.24%
Galileo International, Inc.          5,200         226,200
                                               -----------
                                                   226,200
                                               -----------

  TOTAL COMMON STOCK
  (Cost $64,924,013)                            94,541,165
                                               -----------

----------------------------------------------------------------------
PREFERRED STOCK--0.01%

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Computer Software - Mini & Micro-0.01%
Systeme, Anwendungen, Produkte          10     $     4,775
                                               -----------
                                                     4,775
                                               -----------

  TOTAL PREFERRED STOCK
  (Cost $6,759)                                      4,775
                                               -----------

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[39]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--1.67%

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
Government Agency-1.67%
Federal Home Loan Mortgage Corp.,
    4.700%, due 01/04/99        $1,600,000     $ 1,599,373
                                               -----------
                                                 1,599,373
                                               -----------

  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $1,599,373)                              1,599,373
                                               -----------

  TOTAL INVESTMENTS
  (Cost $66,530,145)               100.37%      96,145,313
Other assets, less liabilitities    (0.37)         (349,936)
                                   ------      -----------

  TOTAL NET ASSETS                 100.00%     $95,795,377
                                   ======      ===========

                       See notes to financial statements.

[40]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

       "No matter what economic or market environment 1999 will bring, we will continue to rely on Janus' unparalleled
            research capabilities and extensive due diligence to find
                      compelling investment opportunities."
                                               --Mark Pinto, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1992

    ------------------------------------------------------------------------

                                  FUND MANAGER
                            Janus Capital Corporation

    ------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                To seek capital growth. Realization of income is
                 not a significant investment consideration and
                     any income realized will be incidental.

    ------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/98
                                  $198,002,451

    ------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       40

    ------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     54.58%

    ------------------------------------------------------------------------
                                 IN THIS SECTION
    ------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

    ------------------------------------------------------------------------

                                 MARK PINTO, CFA
                                 Vice President

               [bullet] Joined Janus Capital Corporation in 1994

               [bullet] 13 years of investment experience

               [bullet] B.A. from Yale University

               [bullet] M.B.A. from Harvard University

               [bullet] Chartered Financial Analyst

____________________________________________________________________________[41]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[pie chart]

% of Portfolio [double dagger]

Common Stock-90.15%
Cash-9.85%

[end pie chart]

[sidebar]

-------------------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO[double dagger]
-------------------------------------------------
Time Warner, Inc.          5.08%
Cisco Systems, Inc.        5.07%
Microsoft Corp.            4.63%
Dell Computer Corp.        3.90%
Pfizer, Inc.               3.59%
Warner-Lambert Co.         3.48%
Morgan Stanley, Dean
   Witter, & Co.           3.38%
Nokia Oyj, SA              3.36%
Carnival Corp.             3.24%
General Electric Co.       3.11%

-------------------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO[double dagger]
-------------------------------------------------
Financial Services        12.21%
Pharmaceutical            12.12%
Broadcasting               8.50%
Telecommunications
   Equipment               6.58%
Computer Equipment &
 Services                  5.55%
Multimedia                 5.08%
Computer Network           5.07%
Banking                    4.74%
Computer Software - Mini
   & Micro                 4.63%
Airlines                   3.37%

[double dagger]Represents market value of
               investments plus cash.

[end sidebar]

     The second half of 1998 was characterized by extreme volatility. After an early run-up that peaked in mid-July, equity markets took a turn for the worse after several events jarred investor confidence. The primary culprit for this uncertainty was Russia. After the country announced that it was devaluing the ruble and would not be able to service its debt, investors questioned the credit situation in emerging markets around the world. Further compounding the drama were several highly leveraged hedge funds, whose imminent liquidation had the global financial system on the brink of meltdown. Against this backdrop, Japan's economy continued to flail, while Brazil and China were allegedly facing devaluations of their own. These events ignited a fierce "flight-to-quality"

     In response to this mounting credit crunch, an aggressive Federal Reserve cut short-term interest rates by a total of 75 basis points during September, October, and November, which provided the market with much needed support. These Fed easings, joined by widespread rate cuts by other world central banks, helped reassure worried investors and deflect concerns over a global economic slowdown, deterioration in the emerging markets, and political uncertainty in Washington. U.S. economic growth also remained relatively healthy, supported by robust consumer spending and a tight employment market. While many companies came forward to announce disappointing third quarter results, overall earnings growth was about in line with downscaled market expectations.

     Turning to the Portfolio, we outperformed our primary benchmark, the S&P 500 Index, due in part to our focus on growth companies with the ability to meet or exceed their earnings targets, a characteristic that investors increasingly rewarded in this environment. During this period, our strategy was unchanged. We continued to concentrate on companies whose business was relatively insulated from changes in the economic climate, especially in the technology and cable industries. Additionally, we benefited from rebounds in a number of positions, primarily in the financial services sector, that we felt were unduly oversold during the third quarter market correction.

     In the technology sector, we capitalized on a rebound in analog semiconductor company Linear Technology. Linear Technology stands out from other chip makers because of the non-cyclical nature of its business. The company serves a highly specialized niche of the industry that is less affected by product obsolescence, increasing capacity and price competition. Earlier in the year, this company's promising fundamentals were overshadowed by the negative investor psychology surrounding the semiconductor industry. However, because we understood that Linear Technology's market niche was less vulnerable to economic cycles than the broader chip market, we expected the stock to rebound once investors again separated fear from fundamentals. The company validated our thesis, by reporting an excellent fourth quarter, and rewarded us with an impressive gain.

     In the cable industry, both Comcast and Time Warner benefited from improving cash flows and the growing recognition of the cable pipeline as a


[42]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[line chart]

                 Capital Growth Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.

            Capital
            Growth              S&P 500
           Portfolio             Index
1992        10000               10000
            10087                9958
            10925               10272
            12724               10787
            13604               11256
            13635               11310
            14752               11598
            15869               11867
            15387               11420
            14720               11470
            15553               12031
            15353               12028
            16045               13195
            17479               14451
            20143               15596
            21762               16532
            23919               17512
            25766               18399
            26224               19074
            25951               20767
            26015               20860
            30540               24494
            33805               26326
            33582               27079
            39281               30849
            41989               31864
            36869               28701
1998        46502               34802

[end line chart]

conduit for telephony and other high speed services. Comcast is farther ahead in its system upgrade than many of its competitors, and consequently is among the best-positioned to benefit from this evolution. Time Warner is another beneficiary of the trend. Time Warner combines its leading cable franchise with the proprietary content provided by its publishing interests, music business, and movie and television studios. The ability to supply this content to consumers over its own pipeline has positioned Time Warner to be a dominant presence in the evolving telecommunication and media industries. Also in the cable sector, we opportunistically repurchased Tele-Communications, Inc. ("TCI") after the stock was unfairly punished due to investor skepticism over the company's announced merger with AT&T.

     Despite strong overall performance, we were disappointed by weakness in several of our more cyclically-sensitive stocks, including chemical company Solutia. However, we felt that Solutia's underperformance was unwarranted. The company has met or exceeded all of its earning estimates and its shareholder-focused management continues to buy back stock and expand its market presence through strategic acquisitions.

     Looking forward to 1999, we remain cautiously optimistic on the outlook for equities. On one hand, we believe that the economy will likely avoid recession next year, given the levels of consumer confidence, retail spending, and employment. We also believe that the likelihood of additional Federal Reserve rate cuts is relatively minimal going forward. Nonetheless, with inflation expected to remain in check, long-term interest rates should remain low, which will provide equities with support.

     As always, there remain reasons for caution. For one thing, a sustained recovery in the Asian economies remains highly dependent on the Japanese government's questionable willingness to fully address that country's economy and financial problems. Another reason for caution is continued pressure on corporate margins. While estimates for 1999 earnings remain positive, only time will tell whether these projections are indeed realistic in a climate of slowing world economic growth and growing constraints on corporate pricing power. In this environment, companies that can maintain greater-than-average earnings growth will command a premium from investors. These are precisely the companies in which we seek to invest.

     No matter what economic or market environment 1999 will bring, we will continue to rely on Janus' unparalleled research capabilities and extensive due diligence to find compelling investment opportunities. We are confident that the combination of intensive analysis and on-site dialogue with management, employers, and suppliers will provide us with unique insight into the companies in which we invest. To further this effort, we are active in recruiting the highest caliber individuals and training them to be Janus analysts.

[sidebar]

------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------

                CAPITAL    S&P 500
                GROWTH      INDEX
1 YEAR          38.47%      28.58%
5 YEAR          23.99%      24.09%
INCEPTION       25.91%      20.56%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

[end sidebar]

____________________________________________________________________________[43]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
              FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

  FINANCIAL HIGHLIGHTS

                                               Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                                                December       December      December       December       December
                                                31, 1998       31, 1997      31, 1996       31, 1995       31, 1994
  Net asset value, beginning of year          $      21.23   $      17.26    $     17.38    $    13.38    $     14.26

  Income From Investment Operations
    Net investment income (loss)                     (0.09)                         0.05          0.03           0.03
    Net gains and losses on securities
      and foreign currency (both
      realized and unrealized)                        8.25           4.99           3.24          5.56          (0.49)
                                              ------------   ------------    -----------    ----------    -----------
    Total from investment operations                  8.16           4.99           3.29          5.59          (0.46)

  Less Distributions to Shareholders
    Dividends from net investment income                                           (0.05)        (0.03)         (0.03)
    Dividends in excess of net
      investment income
    Distributions from capital gains                 (1.49)         (0.81)         (3.36)        (1.56)         (0.33)
    Distributions in excess of capital gains                        (0.21)                                      (0.06)
    Returns of capital
                                              ------------   ------------    -----------    ----------    -----------
    Total distributions                              (1.49)         (1.02)         (3.41)        (1.59)         (0.42)

  Net asset value, end of year                $      27.90   $      21.23    $     17.26    $    17.38    $     13.38
                                              ============   ============    ===========    ==========    ===========

  Total Return (A)                                   38.47%         29.41%         19.25%        41.74%         (3.26%)

  Ratios to Average Net Assets:
    Expenses                                          1.09%          1.09%          1.13%         1.15%          1.22%
    Net investment income                            (0.38%)         0.02%          0.30%         0.21%          0.25%

  Portfolio Turnover Rate                            54.58%         91.66%        147.82%       170.32%        202.04%

  Net Assets, At End of Year                  $198,002,451   $124,123,995    $70,832,162    $49,853,029   $27,564,086

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

[44]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998

------------------------------------------------------------------------
   COMMON STOCK--94.89%

                                  Number         Market
Company                          of Shares        Value
------------------------------------------------------------------------
Agricultural Operations-0.97%
Delta and Pine Land Co.             51,866     $ 1,919,042
                                               -----------
                                                 1,919,042
                                               -----------

Airlines-3.55%
Southwest Airlines Co.             115,615       2,594,111
UAL Corp.+                          74,350       4,437,766
                                               -----------
                                                 7,031,877
                                               -----------

Banking-4.99%
BankAmerica Corp.                   34,354       2,065,534
Citigroup, Inc.                     49,125       2,431,687
The Bank of New York
    Company, Inc.                  133,770       5,384,243
                                               -----------
                                                 9,881,464
                                               -----------

Beverages-3.19%
Coca-Cola Enterprises, Inc.        177,010       6,328,107
                                               -----------
                                                 6,328,107
                                               -----------

Broadcasting-8.94%
CBS Corp.                          102,020       3,341,155
Comcast Corp.                       96,240       5,648,085
MediaOne Group, Inc.+              111,275       5,229,925
Tele-Communications, Inc.+          63,055       3,487,730
                                               -----------
                                                17,706,895
                                               -----------

Chemicals-1.05%
Solutia, Inc.                       92,895       2,078,526
                                               -----------
                                                 2,078,526
                                               -----------

Computer Equipment & Services-5.84%
Dell Computer Corp.+               111,115       8,132,229
EMC Corp./Mass+                     40,435       3,436,975
                                               -----------
                                                11,569,204
                                               -----------

Computer Network-5.34%
Cisco Systems, Inc.+               113,848      10,566,517
                                               -----------
                                                10,566,517
                                               -----------

----------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Computer Software - Mainframe-1.73%
Cadence Design Systems, Inc.+      115,215     $ 3,427,646
                                               -----------
                                                 3,427,646
                                               -----------

Computer Software - Mini & Micro-4.87%
Microsoft Corp.+                    69,555       9,646,409
                                               -----------
                                                 9,646,409
                                               -----------

Electronics - Semiconductors-2.40%
ASM Lithography
    Holding, N.V.+                  83,875       2,558,188
Applied Materials, Inc.+            51,400       2,194,137
                                               -----------
                                                 4,752,325
                                               -----------

Entertainment & Leisure-3.42%
Autotote Corp.+                      4,672           9,052
Carnival Corp.                     140,715       6,754,320
                                               -----------
                                                 6,763,372
                                               -----------

Financial Services-12.85%
Fannie Mae                          72,450       5,361,300
Freddie Mac                         71,330       4,596,327
Morgan Stanley
    Dean Witter & Co.               99,300       7,050,300
Newcourt Credit Group, Inc.        126,855       4,431,997
The Charles Schwab Corp.            71,138       3,997,038
                                               -----------
                                                25,436,962
                                               -----------

Food Products-2.06%
Ralston-Ralston Purina Group       125,820       4,073,423
                                               -----------
                                                 4,073,423
                                               -----------

Manufacturing-3.27%
General Electric Co.                63,500       6,480,969
                                               -----------
                                                 6,480,969
                                               -----------

Medical - Biotechnology-1.42%
Monsanto Co.                        59,120       2,808,200
                                               -----------
                                                 2,808,200
                                               -----------

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[45]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED

------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Multimedia-5.34%
Time Warner, Inc.                  170,440    $ 10,577,933
                                              ------------
                                                10,577,933
                                              ------------

Pharmaceutical-12.76%
Bristol-Myers Squibb Co.            32,185       4,306,755
Eli Lilly and Co.                   69,920       6,214,140
Pfizer, Inc.                        59,725       7,491,755
Warner-Lambert Co.                  96,400       7,248,075
                                              ------------
                                                25,260,725
                                              ------------

Retail Stores-2.98%
Fred Meyer, Inc.+                   22,475       1,354,119
The Home Depot, Inc.                74,235       4,542,254
                                              ------------
                                                 5,896,373
                                              ------------

Telecommunications-0.99%
AT&T Corp.                          26,000       1,956,500
                                              ------------
                                                 1,956,500
                                              ------------

----------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Telecommunications Equipment-6.93%
Linear Technology Corp.             45,125     $ 4,041,508
Lucent Technologies, Inc.           24,320       2,675,200
Nokia Oyj, SA                       58,090       6,996,214
                                              ------------
                                                13,712,922
                                              ------------

  TOTAL COMMON STOCK
  (Cost $122,017,539)                          187,875,391
                                              ------------

  TOTAL INVESTMENTS
  (Cost $122,017,539)               94.89%     187,875,391
Other assets, less liabilitities    5.11        10,127,060
                                   ------     ------------

  TOTAL NET ASSETS                 100.00%    $198,002,451
                                   ======     ============

+Non-income producing security.

                       See notes to financial statements.

[46]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

            "We foresee an economy characterized by stable, moderate
          growth and very low inflation. Prospects for stable or rising earnings growth should help technology, healthcare,
                    and consumer sectors to lead the market."
                                          --Ronald C. Ognar, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 January 1, 1998

    ------------------------------------------------------------------------

                                  FUND MANAGER
                         Strong Capital Management, Inc.

    ------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                To seek capital growth by investing primarily in
                   equity securities that the Manager believes
                      have above-average growth prospects.

    ------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/98
                                   $11,543,742

    ------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       109

    ------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     283.36%

--------------------------------------------------------------------------------

[sidebar]
    ------------------------------------------------------------------------
                                 IN THIS SECTION
    ------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

    ------------------------------------------------------------------------

                              RONALD C. OGNAR, CFA

                    [bullet] Joined Strong in 1993

                    [bullet] 30 years of investment experience

                    [bullet] B.S. from University of Illinois

                    [bullet] Chartered Financial Anyalst

[end sidebar]

____________________________________________________________________________[47]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[pie chart]

% of Portfolio [double dagger]

Common Stock-94.63%
Cash-5.37%

[end pie chart]

[sidebar]

-------------------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO[double dagger]
-------------------------------------------------
Kohl's Corp.                         3.17%
Microsoft Corp.                      3.10%
MCI WorldCom, Inc.                   3.09%
Cisco Systems, Inc.                  2.87%
Lowe's Companies, Inc.               2.42%
Safeway, Inc.                        1.94%
America Online, Inc.                 1.87%
Intel Corp.                          1.84%
EMC Corp./Mass                       1.75%
CVS Corp.                            1.75%

-------------------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO[double dagger]
-------------------------------------------------
Retail Stores                       22.96%
Computer Network                     9.87%
Computer Software - Mini
   & Micro                           7.14%
Pharmaceutical                       5.34%
Computer Equipment &
   Services                          5.19%
Financial Services                   4.73%
Telecommunications                   4.66%
Medical Supplies                     3.28%
Telecommunications
   Equipment                         2.75%
Electronics - Semiconductors         2.57%

[double dagger]Represents market value of
               investments plus cash.

[end sidebar]

     The year began with a broad rally in the U.S. Equity Markets as large, small, and mid cap stocks all posted strong first quarter gains. The rally stalled in mid-April amid concerns about corporate earnings weakness stemming from the Asian financial crisis. April also marked the beginning of the market divergence between high-growth large cap stocks and the rest of the market, which has punished small caps and value stocks for much of 1998. Large cap stocks shook off the fears and continued to climb resulting in another record high for the S&P 500 in mid-July.

     Another wave of selling ensued in late summer, again on fears that the Asian crisis would de-stabilize prices and lead to slower economic growth in the U.S. This sparked a massive flight to Treasuries, a tightening of credit conditions, and a near shut-down of the U.S. corporate bond markets. By early autumn, small caps and value stocks were firmly entrenched in a bear market, and even the Teflon large-caps flirted with -20% declines.

     Sentiment quickly reversed when a recovery in the foreign markets and three interest rate cuts by the Federal Reserve, including a surprise reduction between the normally scheduled Federal Open Market Committee meetings, sparked a rapid recovery in U.S. stocks. Large cap and technology-related issues led the resurgence as investors scrambled to put their heavy cash positions back to work. Internet stocks and IPOs were traded up to such high levels that traditional valuation measures became pointless. Not even presidential impeachment could restrain the broad market rally, which finally brought small and mid cap stocks out of hibernation. Growth stocks continued to outperform value stocks in all market cap segments as investors paid up for companies with visible earnings.

     The Growth Portfolio (the "Portfolio") returned 31.14% for the year, compared with its benchmark, the Russell Midcap Growth Index, which

[48]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[line chart]
                Growth Portfolio and Russell Midcap Growth Index

              Comparison of Change in Value of $10,000 Investment.

             Growth           Russell Midcap
            Portfolio          Growth Index
1/98          9858                 9892
2/98         10638                10786
3/98         11160                11238
4/98         11060                11391
5/98         10716                10923
6/98         11691                11232
7/98         11443                10751
8/98          9702                 8699
9/98         10420                 9356
10/98        10605                10045
11/98        11371                10723
12/98        13114                11834

[end line chart]

gained 17.86%. Significant investments in retail stocks contributed most to relative outperformance. Strong retail sales, especially in department stores and specialty retailers benefitted the sector, as shoppers felt wealthier from low inflation and a strong job market. Technology stocks performed well in 1998 as many U.S. companies made significant investments in information technology striving to enhance productivity. Our investments in commercial services and media stocks were also beneficial. Underperformance by healthcare and financial stocks detracted from relative returns.

     During the year, we pared our holdings in slower growing sectors and shifted to higher growth sectors such as technology. The Portfolio emphasized more technology issues during the period due to the sector's high earnings visibility for the coming quarters. Commercial services were also decreased. In summary, areas of emphasis included technology, healthcare, and retail. The Portfolio had little or no exposure to basic materials, energy, or utilities.

     Looking ahead to 1999, we foresee an economy characterized by stable, moderate growth and very low inflation. Prospects for stable or rising earnings growth should help technology, healthcare, and consumer sectors to lead the market. Volatility will continue to be an issue in 1999 as valuations are back to peak levels and any uncertainty can bring sudden and sharp corrections, much like the one in the third quarter of 1998. Provided the economy avoids a recession, corporate earnings remain positive, and the Federal Reserve maintains its bias towards easing, high quality growth stocks should outperform. We also expect to see broader stock leadership, which includes the best growing mid and small cap stocks.

[sidebar]

----------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------

                           RUSSELL
                           MIDCAP
                           GROWTH
               GROWTH       INDEX
1 YEAR         31.14%      17.86%
INCEPTION      31.14%      17.86%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Russell Midcap Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

[end sidebar]

____________________________________________________________________________[49]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------
              FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

  FINANCIAL HIGHLIGHTS

                                              Year Ended
                                               December
                                               31, 1998
Net asset value, beginning of year           $     10.00

Income From Investment Operations
  Net investment income (loss)                     (0.05)
  Net gains and losses on securities
    and foreign currency (both
    realized and unrealized)                        3.16
                                             -----------
  Total from investment operations                  3.11

Less Distributions to Shareholders
  Dividends from net investment income
  Dividends in excess of net investment
    income
  Distributions from capital gains
  Distributions in excess of capital gains
  Returns of capital
                                             -----------
  Total distributions                               0.00

Net asset value, end of year                 $     13.11
                                             ===========
Total Return (A)                                   31.14%
Ratios to Average Net Assets:
  Expenses                                          1.08%
  Net investment income                            (0.47%)

Portfolio Turnover Rate                           283.36%

Net Assets, At End of Year                   $11,543,742

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

[50]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998
------------------------------------------------------------------------
COMMON STOCK--95.29%

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Advertising-1.76%
Lamar Advertising Co.+                 400      $   14,900
Outdoor Systems, Inc.+               6,300         189,000
                                                ----------
                                                   203,900
                                                ----------
Airlines-0.21%
Midwest Express Holdings, Inc.+        900          23,681
                                                ----------
                                                    23,681
                                                ----------
Banking-1.78%
First Tennessee National Corp.       1,500          57,094
Northern Trust Corp.                 1,700         148,431
                                                ----------
                                                   205,525
                                                ----------
Broadcasting-2.46%
Chancellor Media Corp.+                700          33,512
Clear Channel
  Communications, Inc.+              1,900         103,550
Comcast Corp.                        1,400          82,163
Jacor Communications, Inc.+          1,000          64,375
                                                ----------
                                                   283,600
                                                ----------
Commercial Services-1.44%
Concord EFS, Inc.+                   1,500          63,563
Lason, Inc.+                         1,000          58,187
The Profit Recovery Group
    International, Inc.+             1,200          44,925
                                                ----------
                                                   166,675
                                                ----------
Computer Equipment & Services-5.23%
CSG Systems International, Inc.+       800          63,200
Comverse Technology, Inc.+           1,300          92,300
Dell Computer Corp.+                 2,000         146,375
EMC Corp./Mass+                      2,400         204,000
Sykes Enterprises, Inc.+             3,200          97,600
                                                ----------
                                                   603,475
                                                ----------
Computer Information & Technology-1.30%
Fiserv, Inc.+                        1,600          82,300
Rambus, Inc.+                          700          67,375
                                                ----------
                                                   149,675
                                                ----------

----------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Computer Information Systems-0.42%
Reynolds & Reynolds Co.              2,100      $   48,169
                                                ----------
                                                    48,169
                                                ----------
Computer Network-9.94%
3Com Corp.+                          1,300          58,256
Ascend Communications, Inc.+         1,500          98,625
At Home Corp.+                       1,200          89,100
Cisco Systems, Inc.+                 3,600         334,125
Equant NV, NY Registered Shares+       600          40,688
Inktomi Corp.+                         600          77,625
International Network Services+        600          39,900
Legato Systems, Inc.+                2,500         164,844
Network Appliance, Inc.+             3,000         135,000
Transwitch Corp.+                    1,000          38,937
Yahoo!, Inc.+                          300          70,519
                                                ----------
                                                 1,147,619
                                                ----------
Computer Software - Mainframe-1.75%
Compuware Corp.+                     1,200          93,750
Concur Technologies, Inc.+             600          18,300
Oracle Corp.+                        1,300          56,062
Siebel Systems, Inc.+                1,000          33,938
                                                ----------
                                                   202,050
                                                ----------
Computer Software - Mini & Micro-7.19%
Advantage Learning Systems, Inc.+      800          52,600
America Online, Inc.+                1,500         217,125
Microsoft Corp.+                     2,600         360,587
Synopsys, Inc.+                      1,200          65,100
Visio Corp.+                         1,900          69,469
Xilinx, Inc.+                        1,000          65,125
                                                ----------
                                                   830,006
                                                ----------
Consulting Services-0.51%
Metzler Group, Inc.+                 1,200          58,425
                                                ----------
                                                    58,425
                                                ----------
Electrical Equipment-2.16%
American Power
  Conversion Corp.+                  1,500          72,656
Solectron Corp.+                     1,900         176,581
                                                ----------
                                                   249,237
                                                ----------

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[51]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Electronics-1.23%
Jabil Circuit, Inc.+                   200        $ 14,925
Teradyne, Inc.+                      1,200          50,850
Uniphase Corp.+                      1,100          76,312
                                                  --------
                                                   142,087
                                                  --------

Electronics - Semiconductors-2.59%
Altera Corp.+                        1,400          85,225
Intel Corp.                          1,800         213,413
                                                  --------
                                                   298,638
                                                  --------

Entertainment & Leisure-1.15%
Carnival Corp.                       1,800          86,400
Gemstar International Group, Ltd.+     800          45,800
                                                  --------
                                                   132,200
                                                  --------

Environmental Controls-0.91%
Waters Corp.+                        1,200         104,700
                                                  --------
                                                   104,700
                                                  --------

Financial Services-4.76%
Fifth Third Bancorp                  2,000         142,625
Freddie Mac                          2,300         148,206
Paychex, Inc.                        1,400          72,013
SunAmerica, Inc.                       800          64,900
T. Rowe Price Associates, Inc.         600          20,550
The Charles Schwab Corp.             1,800         101,137
                                                   -------
                                                   549,431
                                                  --------

Food Products-0.28%
The Hain Food Group, Inc.+           1,300          32,500
                                                  --------
                                                    32,500
                                                  --------

Healthcare-1.60%
Biogen, Inc.+                          700          58,100
McKesson Corp.                       1,600         126,500
                                                  --------
                                                   184,600
                                                  --------

Human Resources-1.04%
Robert Half International, Inc.+     1,200          53,625
Romac International, Inc.+           3,000          66,750
                                                  --------
                                                   120,375
                                                  --------

----------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Manufacturing-0.82%
Cintas Corp.+                          600        $ 42,263
Tyco International, Ltd.               700          52,806
                                                  --------
                                                    95,069
                                                  --------

Marketing Services-0.33%
CDW Computer Centers, Inc.+            400          38,375
                                                  --------
                                                    38,375
                                                  --------

Medical - Biotechnology-0.39%
Genzyme Corp.+                         900          44,775
                                                  --------
                                                    44,775
                                                  --------

Medical Products-1.93%
IDEXX Laboratories, Inc.+            1,700          45,741
Medtronic, Inc.                      1,800         133,650
PSS World Medical, Inc.+             1,900          43,700
                                                  --------
                                                   223,091
                                                  --------

Medical Supplies-3.30%
Forest Laboratories, Inc.+           3,100         164,881
Perkin-Elmer Corp.                   1,100         107,319
Sybron International Corp.+          4,000         108,750
                                                  --------
                                                   380,950
                                                  --------

Multimedia-1.61%
Time Warner, Inc.                    3,000         186,188
                                                  --------
                                                   186,188
                                                  --------

Office Equipment-0.46%
Global Imaging Systems, Inc.+        2,200          53,350
                                                  --------
                                                    53,350
                                                  --------

Pharmaceutical-5.38%
ALZA Corp.+                          1,200          62,700
Allergan, Inc.                       1,800         116,550
Pfizer, Inc.                         1,200         150,525
Schering-Plough Corp.                1,500          82,875
Sepracor, Inc.+                        800          70,050
Watson Pharmaceuticals, Inc.+        2,200         138,325
                                                  --------
                                                   621,025
                                                  --------

+Non-income producing security.

                       See notes to financial statements.

[52]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Retail Stores-23.12%
99 Cents Only Stores+                2,375     $   116,672
Abercrombie & Fitch Co.+             1,000          70,750
American Eagle Outfitters, Inc.+     1,000          66,625
Bed Bath & Beyond, Inc.+             3,000         102,375
Best Buy Co., Inc.+                  1,400          85,925
CVS Corp.                            3,700         203,500
Dollar Tree Stores, Inc.+            4,000         174,750
Fred Meyer, Inc.+                    1,100          66,275
Kohl's Corp.+                        6,000         368,625
Lowe's Companies, Inc.               5,500         281,531
Office Depot, Inc.+                  2,000          73,875
Safeway, Inc.+                       3,700         225,469
Staples, Inc.+                       3,500         152,906
Starbucks Corp.+                     1,400          78,575
The Gap, Inc.                        1,000          56,250
The Home Depot, Inc.                 3,100         189,681
The Kroger Co.+                        400          24,200
Wal-Mart Stores, Inc.                2,200         179,162
Walgreen Co.                         2,600         152,263
                                               -----------
                                                 2,669,409
                                               -----------

Telecommunications-4.69%
Infinity Broadcasting Corp.+         2,000          54,750
Liberty Media Group+                 1,700          78,306
MCI WorldCom, Inc.+                  5,000         358,750
Qwest Communications
    International, Inc.+             1,000          50,000
                                               -----------
                                                   541,806
                                               -----------

Telecommunications Equipment-2.77%
Aware, Inc.+                         1,900          51,656
Broadcom Corp.+                      1,000         120,750
Lucent Technologies, Inc.              400          44,000
Tellabs, Inc.+                       1,500         102,844
                                               -----------
                                                   319,250
                                               -----------

----------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Utilities - Electric & Gas-0.78%
Montana Power Co.                    1,600     $    90,500
                                               -----------
                                                    90,500
                                               -----------

  TOTAL COMMON STOCK
  (Cost $8,600,320)                             11,000,356
                                               -----------

  TOTAL INVESTMENTS
  (Cost $8,600,320)                   95.29%    11,000,356
Other assets, less liabilities         4.71        543,386
                                     ------    -----------

  TOTAL NET ASSETS                   100.00%   $11,543,742
                                     ======    ===========

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[53]

                  [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

               "We are confident that "value" investing, which has
             historically provided consistently higher rewards than
         a growth style, will continue to generate superior returns for investors in the long term."

                                            --Todd E. Grady, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 April 18, 1986

    ------------------------------------------------------------------------

                                  FUND MANAGER
                        Pioneering Management Corporation

    ------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
               To achieve growth of capital by investing primarily
             in a diversified portfolio of equity securities issued
                               by small companies.

    ------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/98
                                   $78,343,648

    ------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       66

    ------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     43.06%

--------------------------------------------------------------------------------

[sidebar]

    ------------------------------------------------------------------------
                                 IN THIS SECTION
    ------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

    ------------------------------------------------------------------------

                                  TODD E. GRADY
                                 Vice President

                    [bullet] Joined Pioneer in 1994

                    [bullet] 15 years of industry experience

                    [bullet] M.B.A. from Babson College

                    [bullet] B.A. from St. Michael's College

[end sidebar]

____________________________________________________________________________[55]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

[pie chart]

% of Portfolio [double dagger]

Common Stock-95.19%
Cash-4.81%

[end pie chart]

[sidebar]

-------------------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO[double dagger]
-------------------------------------------------
Getchell Gold Corp.              5.27%
First Brands Corp.               4.59%
In Focus Systems, Inc.           3.87%
Luby's Cafeterias, Inc.          3.32%
DST Systems, Inc.                3.32%
ReliaStar Financial Corp.        2.68%
National Golf
   Properties, Inc.              2.36%
Crossman
   Communities, Inc.             2.25%
Vencor, Inc.                     2.10%
Personnel Group of
   America, Inc.                 2.04%

-------------------------------------------------
                         PERCENT OF
TOP TEN industries       PORTFOLIO[double dagger]
-------------------------------------------------
Real Estate                     12.38%
Insurance                        7.61%
Building & Construction          5.67%
Mining & Metals - Precious       5.27%
Computer Equipment &
   Services                      5.20%
Manufacturing                    4.85%
Household Products               4.59%
Retail Stores                    4.48%
Food Service & Restaurants       4.14%
Human Resources                  3.39%

[double dagger]Represents market value of
               investments plus cash.

[end sidebar]

     During the second half of 1998, in a market driven by growth stocks and euphoria over Internet companies, the Small Company Portfolio (the "Portfolio") returned -11.78%, as small and mid cap stocks continued to trail many of the large cap stocks that continued to post hefty returns. While the S&P 500 Index, with its focus on many of America's blue chip companies, returned 28.58% for the year ended December 31, 1998, the Russell 2000 Index posted a total return of -2.55% during the same period. Moreover, the Russell 2000 Value Index returned -6.45%.

     Beginning in early November, the Portfolio began shifting its focus from a broad range of market capitalizations to small cap companies in search of the "hidden gems" - companies with sound management that are well positioned to benefit from underlying market conditions and whose value, as reflected by their stock price, has yet to be recognized by investors. Although this "value" approach to investing has historically outperformed growth managers, market conditions continued to favor growth strategies during all of 1998. The returns of value portfolios have, in fact, provided returns more than 20% higher than their growth-oriented counterparts over the ten-years ended December 31, 1998, and 31% higher over the last twenty years.

     As true "stock pickers", some of our favorites include household goods manufacturer First Brands, maker of Glad brand products, whose stock price appreciated more than 40% on reports of increased market penetration and stronger earnings figures generated, in large part, by its association with retail giants Wal-Mart and Sam's Wholesale


[56]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

Clubs. The Portfolio's largest holding, Colorado-based mining and exploration company Getchell Gold Corporation, saw its stock price more than double during the period upon the announcement that Canadian mining giant Placer Dome would acquire the company.

     Other bets, however, were not as successful. Our significant overweight, relative to the benchmark, in real estate, particularly REITs, provided disappointing results during the second half of the year, as did our underweight in technology stocks and exposure to the energy sector. The price of many REITs continued to drop as investors shied away from the industry, fearing that valuations may have reached their peak, even though we felt that underlying fundamentals and dividend yields remained strong. Internet stocks, on the other hand, many trading at astounding valuation levels, fueled much of the gains in the technology sector, while the prices and earnings of many energy-related stocks continued to decline in light of historically low commodity prices.

     With the new year come many opportunities, and we continue to seek out those companies poised to become the new market leaders. Our mission is clear: identify, through sound fundamental analysis, those small cap companies that have been overlooked and remain, therefore, undervalued by the market. We are confident that "value" investing, which has historically provided consistently higher rewards than a growth style, will continue to generate superior returns for investors in the long term.

[line chart]

                  Small Company Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.

                           Small                S&P
                          Company               500
                         Portfolio             Index
1986                       10000               10000
                           10372               10712
                            9863                9965
                           10565               10522
                           11914               12768
                           12813               13408
                           13698               14294
                           10395               11071
                           12119               11701
                           13176               12474
                           13151               12514
                           13129               12898
                           14183               13809
                           15054               15025
                           16226               16632
                           15669               16971
                           15299               16459
                           15505               17489
                           12071               15097
                           12759               16443
                           15336               18823
                           15663               18782
                           16103               19785
                           16999               21431
                           18699               20983
                           17992               21291
                           18527               21961
                           21506               23062
                           22691               24066
                           22524               24180
                           23910               24802
                           24925               25377
                           24982               24422
                           24337               24527
                           26469               25727
                           26834               25721
                           28241               28217
                           29736               30902
                           33164               33351
                           34809               35352
                           37702               37447
                           39076               39346
                           38570               40788
                           40537               44408
                           38833               44602
                           44729               52383
                           52097               56302
                           50105               57913
                           53395               65974
                           51272               68146
                           39894               61380
1998                       44205               74429

[end line chart]

[sidebar]

-----------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------

                 SMALL     S&P 500
                COMPANY     INDEX
1 YEAR         -11.78%      28.58%
5 YEAR          12.14%      24.09%
10 YEAR         12.91%      19.22%
INCEPTION       12.40%      17.10%

Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Small Company Portfolio (the "Portfolio") formerly the Domestic Growth Stock Portfolio, at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

[end sidebar]

____________________________________________________________________________[57]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------
                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                               Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                                                December       December      December       December       December
                                                31, 1998       31, 1997      31, 1996       31, 1995       31, 1994
Net asset value, beginning of year            $     20.43    $     18.19    $     17.87   $     15.94    $     16.14

Income From Investment Operations
  Net investment income                              0.22           0.09           0.06          0.15           0.09
  Net gains and losses on securities
   (both realized and unrealized)                   (2.59)          4.17           2.85          4.48           1.12
                                              -----------    -----------    -----------   -----------    -----------

  Total from investment operations                  (2.37)          4.26           2.91          4.63           1.21

Less Distributions to Shareholders
  Dividends from net investment income              (0.19)         (0.09)         (0.06)        (0.15)         (0.09)
  Dividends in excess of net
   investment income
  Distributions from capital gains                  (1.63)         (1.93)         (2.53)        (2.55)         (1.32)
  Distributions in excess of capital gains
  Returns of capital
                                              -----------    -----------    -----------   -----------    -----------

  Total distributions                               (1.82)         (2.02)         (2.59)        (2.70)         (1.41)

Net asset value, end of year                  $     16.24    $     20.43    $     18.19   $     17.87    $     15.94
                                              ===========    ===========    ===========   ===========    ===========

Total Return (A)                                   (11.78%)        23.60%         16.46%        29.72%          7.66%

Ratios to Average Net Assets:
  Expenses                                           0.87%          0.83%          0.85%         0.87%          0.89%
  Net investment income                              1.23%          0.47%          0.31%         0.95%          0.63%

Portfolio Turnover Rate                             43.06%         52.92%         49.75%        64.17%         46.65%

Net Assets, At End of Year                    $78,343,648    $81,505,107    $62,166,366   $48,517,886    $31,458,666

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

[58]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998
------------------------------------------------------------------------
COMMON STOCK--104.39%

                                    Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Automotive Manufacturing-0.78%
Wabash National Corp.               30,000     $   609,375
                                               -----------
                                                   609,375
                                               -----------

Banking-2.72%
Commercial Federal Corp.            40,000         927,500
Commonwealth Bancorp, Inc.           8,000         124,500
PNC Bank Corp.                      20,000       1,082,500
                                               -----------
                                                 2,134,500
                                               -----------

Building & Construction-6.22%
American Residential
  Services, Inc.+                  114,000         370,500
Cavalier Homes, Inc.               151,500       1,723,313
Crossmann Communities, Inc.+        70,000       1,933,750
Southern Energy Homes, Inc.+       137,500         842,187
                                               -----------
                                                 4,869,750
                                               -----------

Coal-1.86%
Arch Coal, Inc.                     85,000       1,455,625
                                               -----------
                                                 1,455,625
                                               -----------

Commercial Services-0.98%
First Aviation Services, Inc.+      70,000         293,125
York Group, Inc.                    50,000         475,000
                                               -----------
                                                   768,125
                                               -----------

Computer Equipment & Services-5.71%
Arrow Electronics, Inc.+            30,000         800,625
Hewlett-Packard Co.                  5,000         341,562
In Focus Systems, Inc.+            375,000       3,328,125
                                               -----------
                                                 4,470,312
                                               -----------

Computer Information & Technology-1.77%
Wang Laboratories, Inc.+            50,000       1,387,500
                                               -----------
                                                 1,387,500
                                               -----------

Computer Information Systems-3.64%
DST Systems, Inc.+                  50,000       2,853,125
                                               -----------
                                                 2,853,125
                                               -----------

----------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Computer Network-2.02%
Adaptec, Inc.+                      90,000     $ 1,580,625
                                               -----------
                                                 1,580,625
                                               -----------

Financial Services-3.45%
AMRESCO, Inc.+                     100,000         875,000
Aames Financial Corp.              110,000         350,625
Freedom Securities Corp.            70,000       1,058,750
Ocean Financial Corp.               25,000         415,625
                                               -----------
                                                 2,700,000
                                               -----------

Food Products-2.51%
Chiquita Brands International      130,000       1,243,125
WLR Foods, Inc.+                    80,000         720,000
                                               -----------
                                                 1,963,125
                                               -----------

Food Service & Restaurants-4.54%
Luby's Cafeterias, Inc.            185,000       2,855,938
Rare Hospitality
    International, Inc.+            50,000         700,000
                                               -----------
                                                 3,555,938
                                               -----------

Forest Products & Paper-2.34%
Chesapeake Corp.                    40,000       1,475,000
Deltic Timber Corp.                 17,400         354,525
                                               -----------
                                                 1,829,525
                                               -----------

Healthcare-3.42%
Magellan Health Services, Inc.+    105,000         879,375
Vencor, Inc.+                      400,000       1,800,000
                                               -----------
                                                 2,679,375
                                               -----------

Household Products-5.03%
First Brands Corp.                 100,000       3,943,750
                                               -----------
                                                 3,943,750
                                               -----------

Human Resources-3.71%
Modis Professional
  Services, Inc.+                   80,000       1,160,000
Personnel Group of
    America, Inc.+                 100,000       1,750,000
                                               -----------
                                                 2,910,000
                                               -----------

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[59]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Insurance-8.34%
Capital Re Corp.                    85,000     $ 1,705,313
Executive Risk, Inc.                30,000       1,648,125
ReliaStar Financial Corp.           50,000       2,306,250
UNUM Corp.                          15,000         875,625
                                               -----------
                                                 6,535,313
                                               -----------

Lodging-1.94%
Host Marriott Corp.                110,000       1,519,375
                                               -----------
                                                 1,519,375
                                               -----------

Manufacturing-5.32%
Flowserve Corp.                     75,000       1,242,187
Lindsay Manufacturing Co.          100,000       1,481,250
NN Ball & Roller, Inc.             100,000         587,500
WD-40 Co.                           30,000         858,750
                                               -----------
                                                 4,169,687
                                               -----------

Medical Products-2.20%
Spacelabs Medical, Inc.+            75,000       1,725,000
                                               -----------
                                                 1,725,000
                                               -----------

Mining & Metals - Precious-5.78%
Getchell Gold Corp.+               166,300       4,531,675
                                               -----------
                                                 4,531,675
                                               -----------

Oil & Gas - Integrated-2.13%
Louis Dreyfus Natural
  Gas Corp.+                        50,000         712,500
Weatherford International, Inc.+    49,504         959,140
                                               -----------
                                                 1,671,640
                                               -----------

Oil & Gas Producers-1.78%
Plains Resources, Inc.+             47,700         670,781
Union Pacific Resources
    Group, Inc.                     80,000         725,000
                                               -----------
                                                 1,395,781
                                               -----------

----------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Oil & Gas Services-1.09%
ENSCO International, Inc.           80,000     $   855,000
                                               -----------
                                                   855,000
                                               -----------

Publishing & Printing-2.02%
John H. Harland Co.                100,000       1,581,250
                                               -----------
                                                 1,581,250
                                               -----------

Railroad-1.21%
Norfolk Southern Corp.              30,000         950,625
                                               -----------
                                                   950,625
                                               -----------

Real Estate-13.57%
Alexandria Real Estate
  Equities, Inc.                    30,000         928,125
Catellus Development Corp.+        100,000       1,431,250
CenterPoint Properties Corp.        32,000       1,082,000
Crestline Capital Corp.+            11,000         160,875
Equity Office Properties Trust      15,000         360,000
Gables Residential Trust            50,000       1,159,375
Glenborough Realty Trust, Inc.      67,500       1,375,313
Kilroy Realty Corp.                 65,000       1,495,000
National Golf Properties, Inc.      70,000       2,025,625
Starwood Lodging Trust              27,200         617,100
                                               -----------
                                                10,634,663
                                               -----------

Retail Stores-4.91%
Consolidated Stores Corp.+          54,687       1,103,994
Party City Corp.+                   70,000       1,010,625
Paul Harris Stores+                100,000         812,500
United Auto Group, Inc.+           100,000         918,750
                                               -----------
                                                 3,845,869
                                               -----------

Telecommunications Equipment-0.68%
Glenayre Technologies, Inc.+       120,000         532,500
                                               -----------
                                                   532,500
                                               -----------

+Non-income producing security.

                   See notes to financial statements.

[60]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Textiles & Apparel-0.65%
Ridgeview, Inc.+                   145,000    $    507,500
                                              ------------
                                                   507,500
                                              ------------

Utilities - Electric & Gas-2.07%
UniSource Energy Corp.+            120,000       1,620,000
                                              ------------
                                                 1,620,000
                                              ------------

  TOTAL COMMON STOCK
  (Cost $85,251,051)                            81,786,528
                                              ------------

  TOTAL INVESTMENTS
  (Cost $85,251,051)               104.39%      81,786,528
Other assets, less liabilities      (4.39)      (3,442,880)
                                   ------     ------------

  TOTAL NET ASSETS                 100.00%    $ 78,343,648
                                   ======     ============

                   See notes to financial statements.

____________________________________________________________________________[61]

                  [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

      "Areas we are currently scrutinizing for buying opportunities include certain industrial- and commodity-type sectors
              where valuations are depressed and where there exists
                 significant operating leverage when underlying
                         fundamentals begin to improve."

                                          --Brian S. Posner, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1992

    ------------------------------------------------------------------------

                                  FUND MANAGER
                      Warburg Pincus Asset Management, Inc.

    ------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                To seek long-term growth of capital by investing
               primarily in a wide range of equity issues that may
             offer capital appreciation and, secondarily, to seek a
                       reasonable level of current income.

    ------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/98
                                   $65,309,530

    ------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       93

    ------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     66.19%

--------------------------------------------------------------------------------

[sidebar]

    ------------------------------------------------------------------------
                                 IN THIS SECTION
    ------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

    ------------------------------------------------------------------------

                                 BRIAN S. POSNER
                                Managing Director

               [bullet] Joined Warburg Pincus in 1997

               [bullet] 13 years industry experience

               [bullet] Previously with Fidelity Investments
                        since 1987

               [bullet] Managed Fidelity Equity Income II from
                        4/92 to 12/96

               [bullet] M.B.A. from University of Chicago

               [bullet] B.A. from Northwestern University

[end sidebar]

____________________________________________________________________________[63]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

[pie chart]

% of Portfolio [double dagger]

Common Stock-87.88%
Cash-9.06%
Preferred Stock-2.64%
Corporate Bonds-0.42%

[end pie chart]

[sidebar]

-------------------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO[double dagger]
-------------------------------------------------
International Business
   Machines Corp.          2.62%
Philip Morris
   Companies, Inc.         2.28%
British Petroleum Co.,
   PLC, ADR                2.15%
Federated Department
   Stores, Inc.            2.14%
AT&T Corp.                 2.13%
Bell Atlantic Corp.        2.11%
Citigroup, Inc.            2.02%
UNOVA, Inc.                1.98%
Anheuser-Busch
   Companies, Inc.         1.97%
Ford Motor Co.             1.88%

-------------------------------------------------
                         PERCENT OF
TOP TEN industries       PORTFOLIO[double dagger]
-------------------------------------------------
Financial Services         8.26%
Telecommunications         8.12%
Retail Stores              7.76%
Aerospace & Defense        6.21%
Oil & Gas - Integrated     5.12%
Food Products              3.28%
Manufacturing              3.19%
Automotive Manufacturing   2.99%
Chemicals                  2.99%
Computer Information
   Systems                 2.96%

[double dagger]Represents market value of
               investments plus cash.

[end sidebar]


     The Jefferson Pilot Variable Fund Growth & Income Portfolio (the "Portfolio") ended the year with a gain of 12.63% vs. gains of 13.58% for the Lipper Growth & Income Funds Index and 28.58% for the S&P 500 Index. The Portfolio's return since Warburg Pincus assumed management on 9/1/97 was 12.97%.

     The Portfolio seeks long-term growth of capital and income and a reasonable current return by investing primarily in dividend-paying common stocks, convertibles, and readily marketable securities that derive their value from common stocks, as well as fixed income securities. The Portfolio does not strive to maintain a specific balance of stocks, bonds, and money market instruments. Instead the manager selects the industry sectors and individual securities he believes have the highest potential for attractive total returns.

     The U.S. stock market bounced back strongly over the October-through-December period after suffering one of its worst quarters on record with the S&P 500 Index suffering a highly volatile decline of almost 10%. The market's positive year-end finish was thanks, in large part, to a favorable interest-rate backdrop. The Federal Reserve reduced rates twice during the quarter, easing investor concern regarding financial, economic and political crises abroad and their potential longer-term impact on domestic corporate earnings.

     We made few noteworthy changes to the Portfolio in terms of sector exposure during the second half of 1998. We remained well-diversified, seeing little incentive to heavily overweight specific areas, given generally narrow stock valuations across market sectors. (We were actively seeking to overweight certain sectors at the beginning of the fourth quarter, since stock valuations had widened significantly as a result of the market's third-quarter gyrations. However, valuation spreads quickly returned to historically narrow levels during the fourth quarter.)

     The Portfolio's largest area of concentration remained the financial-services sector. Changes we made here worthy of mention included reducing our weighting in Lehman Brothers. We established a significant position in September, when the stock came under heavy selling pressure on concerns over balance sheet risk in general. In Lehman's case, we believed these concerns were exaggerated, hence our position to buy. Our subsequent decision to reduce the position somewhat was strictly valuation based, given the stock's strong October/November rally. One financial-services stock we added during the fourth quarter was Household International. The move reflected our continued shift away from insurance and mortgage-services stocks (e.g., Freddie Mac) and toward brokerage and consumer-lending stocks. Elsewhere in the financial area, we modestly increased our weighting in the banks and savings & loans sector. Our largest position here at the end of the year was Citigroup. The company, formed in October by the merger of

[64]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

[line chart]
                Growth and Income Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.

        Growth & Income   S&P 500
           Portfolio       Index
5/92        10000         10000
6/92         9696          9958
9/92         9824         10272
12/92       10820         10787
3/93        11276         11256
6/93        11300         11310
9/93        11895         11598
12/93       12436         11867
3/94        12070         11420
6/94        11996         11470
9/94        12248         12031
12/94       11910         12028
3/95        12871         13195
6/95        14352         14451
9/95        15496         15596
12/95       15908         16532
3/96        16489         17512
6/96        17365         18399
9/96        17639         19074
12/96       19548         20767
3/97        19874         20860
6/97        22999         24494
9/97        25028         26326
12/97       25200         27079
3/98        28197         30849
6/98        28530         31864
9/98        24440         28701
12/98       28384         34802

[end line chart]

Citicorp and Travelers Group, offers an array of financial products and services. We believe that the opportunities created by the merger are compelling (e.g., cost cutting as well as enhanced revenues via cross-selling) and stand to support the stock's longer-term performance.

     We also maintained a significant weighting in the food, beverages & tobacco sector focusing primarily on food companies undergoing some form of restructuring. A representative holding in this regard was Keebler Foods which has continued to lower its distribution costs and increase sales of its higher-margin products.

     The rest of the Portfolio remained invested across a wide range of sectors, including the retail sector. Our weighting here was hampered by the Portfolio's July-through-September return, when retail stocks were hit hard by fears of a slowing economy. We believe these stocks, and the Portfolio's holdings in particular, have good long-term growth potential, however, in part because of the industry's increasingly efficient inventory management. Other notable sector weightings included the capital-equipment area and the telecommunications & equipment sector.

     Sectors we de-emphasized somewhat during the final quarter of 1998 included energy & resources, where we reduced our position in certain integrated multinational stocks on a valuation basis. Somewhat offsetting this adjustment was establishing a position in Royal Dutch. Royal Dutch's current valuation reflects the inconsistent results the company has reported over the last couple of years. However, we believe that recently announced restructuring actions will yield improved profits and returns in the near future. Note that we eliminated our exposure to independent exploration and production companies, a move based largely on two factors. One, we believe that low energy prices will limit these companies' ability to finance the new exploration projects on which their growth depends. Secondly, independent energy companies appear less likely to be acquisition candidates anytime soon, given the current merger activity among large oil companies.

     Looking out over the next several months, we believe that while stock valuations have generally returned to their mid-1998 highs, many attractive investment opportunities exist. In this context, areas we are currently scrutinizing for buying opportunities include certain industrial-and commodity-type sectors where valuations are depressed, absolutely and relative to the broader market, and where there exists significant operating leverage when underlying fundamentals begin to improve. As ever, our overall focus will remain devoted to identifying stocks we believe have the best risk-adjusted expected returns, given their current valuations and fundamental prospects.

[sidebar]

-----------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------

               GROWTH &    S&P 500
                INCOME      INDEX
1 YEAR          12.63%      28.58%
5 YEAR          17.94%      24.09%
INCEPTION       16.93%      20.56%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth and Income Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

[end sidebar]

____________________________________________________________________________[65]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                                  Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                                                   December       December      December       December       December
                                                   31, 1998       31, 1997      31, 1996       31, 1995       31, 1994
Net asset value, beginning of year               $     17.11    $     16.91    $     14.41   $     11.22     $    12.35

Income From Investment Operations
  Net investment income                                 0.15           0.15           0.18          0.15           0.13
  Net gains and losses on securities
   (both realized and unrealized)                       2.01           4.67           3.12          3.62          (0.65)
                                                 -----------    -----------    -----------   -----------     ----------
  Total from investment operations                      2.16           4.82           3.30          3.77          (0.52)

Less Distributions to Shareholders
  Dividends from net investment income                 (0.15)         (0.15)         (0.18)        (0.15)         (0.13)
  Dividends in excess of net investment income
  Distributions from capital gains                                    (4.21)         (0.62)        (0.29)         (0.48)
  Distributions in excess of capital gains                            (0.26)                       (0.14)
  Returns of capital
                                                 -----------    -----------    -----------   -----------     ----------
  Total distributions                                  (0.15)         (4.62)         (0.80)        (0.58)         (0.61)

Net asset value, end of year                     $     19.12    $     17.11    $     16.91   $     14.41     $    11.22
                                                 ===========    ===========    ===========   ===========     ==========
Total Return (A)                                       12.63%         28.92%         22.88%        33.58%         (4.24%)

Ratios to Average Net Assets:
  Expenses                                              0.86%          0.85%          0.88%         0.92%          1.10%
  Net investment income                                 0.87%          1.03%          1.39%         1.50%          1.52%

Portfolio Turnover Rate                                66.19%        129.53%         35.69%        32.30%         38.17%

Net Assets, At End of Year                       $65,309,530    $39,678,076    $23,711,696   $13,126,023     $5,610,472

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

[66]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998
------------------------------------------------------------------------
COMMON STOCK--87.90%

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Advertising-1.65%
WPP Group, PLC, ADR                 17,500     $ 1,080,625
                                                ----------
                                                 1,080,625
                                                ----------

Aerospace & Defense-6.22%
Allied Signal Inc.                  13,300         589,356
General Dynamics Corp.              14,000         820,750
Gulfstream Aerospace Corp.+         12,400         660,300
Litton Industries, Inc.+             9,950         649,238
Raytheon Co., Class A               15,200         785,650
United Technologies Corp.            5,100         554,625
                                                ----------
                                                 4,059,919
                                                ----------

Appliances-1.36%
Premark International, Inc.         25,600         886,400
                                                ----------
                                                   886,400
                                                ----------

Automotive Manufacturing-2.99%
DaimlerChrysler AG+                  5,303         509,419
Ford Motor Co.                      20,900       1,226,569
Volvo, AB, ADR                       9,200         214,475
                                                ----------
                                                 1,950,463
                                                ----------

Automotive Parts & Equipment-1.79%
Federal-Mogul Corp.                  6,200         368,900
TRW, Inc.                           14,200         797,862
                                                ----------
                                                 1,166,762
                                                ----------

Banking-2.95%
Bank One Corp.                      11,900         607,644
Citigroup, Inc.                     26,650       1,319,175
                                                ----------
                                                 1,926,819
                                                ----------

Beverages-1.97%
Anheuser-Busch Companies, Inc.      19,650       1,289,531
                                                ----------
                                                 1,289,531
                                                ----------

Building Materials-1.52%
USG Corp.                           19,500         993,281
                                                ----------
                                                   993,281
                                                ----------

----------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------

Chemicals-2.26%
Ferro Corp.                         12,350       $ 321,100
Rhone-Poulenc, SA, ADR              12,750         640,688
Union Carbide Corp.                 12,050         512,125
                                                ----------
                                                 1,473,913
                                                ----------

Computer Equipment & Services-1.28%
Compaq Computer Corp.               19,900         834,556
                                                ----------
                                                   834,556
                                                ----------

Computer Information Systems-2.96%
International Business
  Machines Corp.                     9,250       1,708,938
Unisys Corp.+                        6,600         227,287
                                                ----------
                                                 1,936,225
                                                ----------

Computer Software - Mini & Micro-1.56%
Sun Microsystems, Inc.+             11,900       1,018,937
                                                ----------
                                                 1,018,937
                                                ----------

Electrical Equipment-0.72%
Emerson Electric Co.                 7,550         472,347
                                                ----------
                                                   472,347
                                                ----------

Electronics - Semiconductors-0.74%
Dallas Semiconductor Corp.          11,800         480,850
                                                ----------
                                                   480,850
                                                ----------

Entertainment & Leisure-0.46%
The E.W. Scripps Co.                 6,000         298,500
                                                ----------
                                                   298,500
                                                ----------

Environmental Controls-2.20%
Allied Waste Industries, Inc.+      12,600         297,675
Waste Management, Inc.              24,500       1,142,313
                                                ----------
                                                 1,439,988
                                                ----------

Financial Services-8.26%
American Express Co.                 4,200         429,450
Associates First Capital Corp.       6,714         284,506
Fannie Mae                           6,400         473,600
Household International, Inc.        8,700         344,738

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[67]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Financial Services-Continued
Lehman Brothers Holdings, Inc.      13,950       $ 614,672
MBIA, Inc.                          16,500       1,081,781
MGIC Investment Corp.               13,700         545,431
The FINOVA Group, Inc.              12,250         660,734
Washington Mutual, Inc.             25,100         958,506
                                                ----------
                                                 5,393,418
                                                ----------

Food Products-3.28%
Corn Products International, Inc.   11,450         347,794
H.J. Heinz Co.                       6,200         351,075
Keebler Foods Co.+                  20,200         760,025
Ralston-Ralston Purina Group         7,600         246,050
Sara Lee Corp.                      15,500         436,906
                                                ----------
                                                 2,141,850
                                                ----------

Healthcare-2.95%
Tenet Healthcare Corp.+             16,300         427,875
Trigon Healthcare, Inc.+            23,350         871,247
Wellpoint Health Networks, Inc.+     7,200         626,400
                                                ----------
                                                 1,925,522
                                                ----------

Insurance-2.89%
Old Republic International Corp.    20,900         470,250
PMI Group, Inc., The                18,650         920,844
Terra Nova Bermuda
  Holdings, Ltd.                    19,600         494,900
                                                ----------
                                                 1,885,994
                                                ----------

Machinery-0.93%
Case Corp.                          20,800         453,700
Caterpillar, Inc.                    3,400         156,400
                                                ----------
                                                   610,100
                                                ----------

Manufacturing-3.19%
American Standard
  Companies, Inc.+                  13,900         499,531
Harsco Corp.                        20,000         608,750
ITT Industries, Inc.                14,700         584,325
Ingersoll-Rand Co.                   8,400         394,275
                                                ----------
                                                 2,086,881
                                                ----------

----------------------------------------------------------------------
 COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Medical Products-1.21%
Baxter International, Inc.          12,250      $  787,828
                                                ----------
                                                   787,828
                                                ----------

Mining & Metals - Ferrous & Nonferrous-1.21%
Aluminum Company of America         10,592         789,766
                                                ----------
                                                   789,766
                                                ----------

Office Equipment-1.21%
Pitney Bowes, Inc.                   6,700         442,619
Tektronix, Inc.                     11,600         348,725
                                                ----------
                                                   791,344
                                                ----------

Oil & Gas - Integrated-5.12%
Amerada Hess Corp.                   6,600         328,350
British Petroleum Co., PLC, ADR     15,668       1,404,245
Royal Dutch Petroleum Co.           15,300         732,487
Total, SA, ADR                      17,700         880,575
                                                ----------
                                                 3,345,657
                                                ----------

Pharmaceutical-1.11%
Merck & Co., Inc.                    4,900         723,669
                                                ----------
                                                   723,669
                                                ----------

Production Equipment-1.98%
UNOVA, Inc.+                        71,400       1,294,125
                                                ----------
                                                 1,294,125
                                                ----------

Publishing & Printing-0.53%
R. R. Donnelley & Sons Co.           7,900         346,119
                                                ----------
                                                   346,119
                                                ----------

Railroad-0.59%
Burlington Northern
    Sante Fe Corp.                  11,500         388,125
                                                ----------
                                                   388,125
                                                ----------

Real Estate-0.19%
Equity Residential Properties Trust  3,100         125,356
                                                ----------
                                                   125,356
                                                ----------

+Non-income producing security.

                       See notes to financial statements.

[68]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                           GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Retail Stores-7.76%
CompUSA, Inc.+                      24,400       $ 318,725
Consolidated Stores Corp.+          19,800         399,713
Federated Department
  Stores, Inc.+                     32,100       1,398,356
Payless ShoeSource, Inc.+            5,249         248,671
Ross Stores, Inc.                   10,600         417,375
Saks, Inc.+                         13,525         426,883
Sears, Roebuck & Co.                13,800         586,500
The May Department Stores Co.       11,400         688,275
The TJX Companies, Inc.             20,200         585,800
                                               -----------
                                                 5,070,298
                                               -----------

Telecommunications-8.12%
ALLTEL Corp.                         5,600         334,950
AT&T Corp.                          18,500       1,392,125
Ameritech Corp.                     14,200         899,925
Bell Atlantic Corp.                 24,218       1,375,885
BellSouth Corp.                     10,800         538,650
SBC Communications, Inc.            14,200         761,475
                                               -----------
                                                 5,303,010
                                               -----------

Tobacco-2.28%
Philip Morris Companies, Inc.       27,800       1,487,300
                                               -----------
                                                 1,487,300
                                               -----------

Utilities - Electric & Gas-2.46%
Allegheny Energy, Inc.              13,700         472,650
American Electric Power Co., Inc.    8,600         404,738
DQE, Inc.                              400          17,575
Illinova Corp.                       8,400         210,000
Wisconsin Energy Corp.              15,900         499,856
                                               -----------
                                                 1,604,819
                                               -----------

  TOTAL COMMON STOCK
  (Cost $49,874,750)                            57,410,297
                                               -----------

----------------------------------------------------------------------
PREFERRED STOCK--2.64%

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------

Broadcasting-1.41%
MediaOne Group, Inc., 6.250%        13,900       $ 924,350
                                               -----------
                                                   924,350

Chemicals-0.73%
Ingersoll Rand Co.,  6.340%         24,000         477,000
                                               -----------
                                                   477,000
                                               -----------

Real Estate-0.50%
Equity Residential
  Properties, 7.250%                15,800         323,900
                                               -----------
                                                   323,900
                                               -----------

  TOTAL PREFERRED STOCK
  (Cost $1,648,808)                              1,725,250
                                               -----------

----------------------------------------------------------------------
CORPORATE BONDS--0.42%

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------

Electronics - Semiconductors-0.42%
National Semiconducter Corp.,
    6.500%, due 10/01/02         $ 310,000       $ 273,575
                                               -----------
                                                   273,575
                                               -----------

  TOTAL CORPORATE BONDS
  (Cost $293,283)                                  273,575
                                               -----------

  TOTAL INVESTMENTS
  (Cost $51,816,841)                90.96%      59,409,122
Other assets, less liabilities       9.04        5,900,408
                                   ------      -----------

  TOTAL NET ASSETS                 100.00%     $65,309,530
                                   ======      ===========

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[69]

                  [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

       "For 1999, we expect moderation with respect to earnings, economic growth, and share price appreciation."

                         --Michael Kelly and Harriet Huber, Portfolio Managers--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                   May 1, 1992

    ------------------------------------------------------------------------

                                  FUND MANAGER
                     J.P. Morgan Investment Management Inc.

    ------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                           To seek reasonable current
      income and long-term capital growth, consistent with conservation of capital, by investing primarily in common
                       stocks and fixed income securities.

    ------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/98
                                   $35,113,754

    ------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       125

    ------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     247.07%

--------------------------------------------------------------------------------

[sidebar]

    ------------------------------------------------------------------------
                                 IN THIS SECTION
    ------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

    ------------------------------------------------------------------------

                                  MICHAEL KELLY
                                 Vice President

                    [bullet] Joined J.P. Morgan in 1985

                    [bullet] Portfolio Manager in the Equity and Balanced
                             Accounts Group

                    [bullet] M.B.A. from the Wharton School of Business,
                             University of Pennsylvania

                    [bullet] B.A. from Gettysburg College

    ------------------------------------------------------------------------

                                  HARRIET HUBER
                                 Vice President

                    [bullet] Joined J.P. Morgan in 1989

                    [bullet] 20 years industry experience

[end sidebar]

____________________________________________________________________________[71]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

[pie chart]

% of Portfolio [double dagger]

Common Stock-66.60%
Government & Agency Obligations-18.59%
Corporate Bonds-12.61%
Cash-2.20%

[end pie chart]

[sidebar]

-------------------------------------------------
                         PERCENT OF
TOP TEN holdings         PORTFOLIO[double dagger]
-------------------------------------------------
GNMA's                           7.54%
U.S. Treasury Notes & Bonds      7.51%
FNMA's                           4.10%
Monsanto Co.                     2.17%
BankAmerica Corp.                2.11%
MCI WorldCom, Inc.               1.99%
Bristol-Myers Squibb Co.         1.98%
American Home
   Products Corp.                1.96%
Philip Morris
   Companies, Inc.               1.95%
International Business
   Machines Corp.                1.85%

-------------------------------------------------
                         PERCENT OF
TOP TEN industries       PORTFOLIO[double dagger]
-------------------------------------------------
Financial Services             10.00%
Banking                         4.85%
Telecommunications              4.80%
Pharmaceutical                  4.58%
Oil & Gas - Integrated          3.87%
Retail Stores                   3.82%
Utilities - Electric & Gas      3.05%
Computer Software - Mini
   & Micro                      2.97%
Medical - Biotechnology         2.94%
Manufacturing                   2.70%


[double dagger]Represents market value of
               investments plus cash.

[end sidebar]

Market Review

     Volatility returned to US financial markets during the second half of 1998, with two distinct incarnations: a vicious third quarter risk sell-off, followed by a tremendous fourth quarter equity surge. Fears that the Asian flu contagion would lead to a global recession were summarily dashed as the Federal Reserve lowered interest rates three times over a three month period. As liquidity flooded financial markets, the S&P 500 Index staged an impressive 21.3% rise during the fourth quarter, driving gains for the full year to 28.6% and extending the Index's streak of 20%-plus returns to an unprecedented four years. But gains that elevated the S&P 500 to a record 1,241 became increasingly more narrow as analysts lowered earning expectations and as interest rates stagnated.

     1998 was a challenging year for the bond market. US Treasuries proved the darlings of the bond market as corporate, mortgage, high yield and emerging markets bonds underperformed "safe" treasuries for the first time since 1990. Falling interest rates and low inflation buoyed the bond market overall, but the default of Russian debt and incipient recession fears in August sent bond investors into higher quality issues. Panic abated on the heels of Fed action; however, spreads closed the year significantly wider than mid-year levels. Bonds in the Salomon BIG index gained 0.4% for the fourth quarter and 8.7% for the year. The 30 year bond ended 1998 with a 5.1% yield, down from 5.6% at midyear.

Performance Review

Asset Allocation

     The Portfolio ended the year with 67% in equities, 31% in fixed income, and 2% in cash. Going into the second half, our bias had been to reduce equity exposure; however, the decisiveness and rapidity of consecutive Fed easings in the third quarter reaffirmed portfolio allocations. We allowed market drift to increase equity weighting to close to the 75% maximum level before allocating away from stocks in late December.

Equity

     The stock market ended a very volatile year in a rally driven by size and growth. In 1998, the largest 50 stocks gained 40% versus 17% for all other stocks in the S&P 500. In addition, growth stocks rose significantly more than value stocks, up 42% and 15%, respectively. (Note that the average S&P 500 stock ended the year up 13%, but 19% below its 52-week high!) The persistence of these patterns led to a very narrow market - a challenging environment for active equity managers, particularly those relying on valuation-driven stock selection techniques. Against this backdrop, the equity side of

[72]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------

[line chart]

         Balanced Portfolio, S&P 500 Index and Balanced Benchmark Index
              Comparison of Change in Value of $10,000 Investment.

                                                     55% S&P 500/
               Balanced         S&P 500       35% Lehman Aggregate/
               Portfolio         Index         10% 90 Day T-Bills
5/92            10000           10000                10099
6/92            10081            9958                10070
9/92            10467           10272                10403
12/92           10847           10787                10712
3/93            11379           11256                11129
6/93            11526           11310                11273
9/93            11856           11598                11545
12/93           11852           11867                11702
3/94            11654           11420                11351
6/94            11550           11470                11347
9/94            11698           12031                11691
12/94           11694           12028                11725
3/95            12186           13195                12573
6/95            12848           14451                13516
9/95            13481           15596                14220
12/95           14308           16532                14917
3/96            14377           17512                15286
6/96            14850           18399                15717
9/96            15163           19074                16114
12/96           15819           20767                17056
3/97            15663           20860                17298
6/97            17218           24494                19176
9/97            18243           26326                20172
12/97           18402           27079                20736
3/98            19856           30849                22605
6/98            20162           31864                23226
9/98            18914           28701                22325
12/98           21667           34802                24995

[end line chart]

the Portfolio delivered very solid results, up 9.0% for the half and 24.6% for the year.

     Stock selection in the technology sector had, by far, the greatest positive impact on results for the second half. Improving growth prospects drove strong sector results as the PC industry worked its way through an inventory correction. Evidence that Y2K would be a net boost to tech spending, at least for the first half of 1999, also emboldened investors. Meanwhile, internet stocks scaled new heights amid frenzied trading, and offered a new rational for multiple expansion among some of the larger, more established technology companies including EMC Corp, Sun Microsystems, Compaq Computer, and IBM - all overweight positions in the Portfolio.

     Holdings in the consumer stable sector also boosted performance. Anheuser-Busch shares rallied on beer volume and pricing gains; and Philip Morris stock rose with the announcement of a tobacco settlement.

     Energy stocks were among the weaker constituents of the index as well as the portfolio. Late-breaking potential catalysts, including Exxon's $75B acquisition of Mobil as well as the attack on Iraq, failed to reinvigorate interest in the sector as oil prices remained depressed. Portfolio holdings skewed towards refining (Tosco Corp and Valero Energy Corp) and oil service (Input/Output Inc) detracted from performance as shares of large, integrated oil companies fared better in this environment.

Fixed Income

     Fourth quarter recovery of most spread sectors drove Portfolio performance in the second half as we were overweight these sectors and underweight US Treasuries. As rates increased towards the end of the year, however, our long duration and yield curve position somewhat detracted from results.

Outlook

     For 1999, we expect moderation with respect to earnings, economic growth, and share price appreciation. Positive seasonal trends and monetary conditions should support the market as we enter the new year. However, any one of a plethora of macro uncertainties has the potential to deflect stocks from extending their recent gains: the impeachment of the president, the impact of the Euro, the year 2000 problem, or further international financial turmoil (Brazil, Japan) or hostilities (Iraq).

[sidebar]
----------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------

                          S&P 500   BALANCED
              BALANCED     INDEX    BENCHMARK
1 YEAR         17.74%     28.58%     20.54%
5 YEAR         12.82%     24.09%     16.39%
INCEPTION      12.29%     20.56%     14.72%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The S&P 500 Index and the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index are unmanaged indexes and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

[end sidebar]

____________________________________________________________________________[73]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------
                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                                      Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                                                       December       December      December       December       December
                                                       31, 1998       31, 1997      31, 1996       31, 1995       31, 1994
Net asset value, beginning of year                   $     11.75    $     12.07    $     11.91   $     10.62    $     11.22

Income From Investment Operations
  Net investment income                                     0.24           0.30           0.26          0.37           0.32
  Net gains and losses on securities
   (both realized and unrealized)                           1.84           1.60           0.99          1.99          (0.47)
                                                     -----------    -----------    -----------   -----------    -----------

  Total from investment operations                          2.08           1.90           1.25          2.36          (0.15)

Less Distributions to Shareholders
  Dividends from net investment income                     (0.24)         (0.30)         (0.26)        (0.37)         (0.32)
  Dividends in excess of net
    investment income
  Distributions from capital gains                         (0.88)         (1.64)         (0.83)        (0.70)         (0.13)
  Distributions in excess of capital gains                                (0.28)
  Returns of capital
                                                     -----------    -----------    -----------   -----------    -----------

  Total distributions                                      (1.12)         (2.22)         (1.09)        (1.07)         (0.45)

Net asset value, end of year                         $     12.71    $     11.75    $     12.07   $     11.91    $     10.62
                                                     ===========    ===========    ===========   ===========    ===========

Total Return (A)                                           17.74%         16.33%         10.56%        22.35%         (1.33%)

Ratios to Average Net Assets:
  Expenses                                                  0.94%          0.97%          0.97%         0.99%          1.01%
  Net investment income                                     2.08%          2.60%          2.20%         3.20%          3.34%

Portfolio Turnover Rate                                   247.07%        254.04%        222.35%       164.70%        103.68%

Net Assets, At End of Year                           $35,113,754    $22,637,577    $18,256,430   $14,532,268    $14,764,853

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

[74]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998
------------------------------------------------------------------------
COMMON STOCK--71.85%

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Aerospace & Defense-1.93%
AlliedSignal, Inc.                   6,800      $  301,325
Coltec Industries+                  19,300         376,350
                                                ----------
                                                   677,675
                                                ----------

Automotive Parts & Equipment-0.10%
Tenneco, Inc.+                       1,000          34,062
                                                ----------
                                                    34,062
                                                ----------

Banking-5.23%
Astoria Financial Corp.              3,710         169,733
BankAmerica Corp.                   13,323         801,045
Bankers Trust Corp.                  2,900         247,769
Citigroup, Inc.                      7,750         383,625
KeyCorp                              7,300         233,600
                                                ----------
                                                 1,835,772
                                                ----------

Beverages-1.79%
Anheuser-Busch Cos., Inc.            3,100         203,438
PepsiCo, Inc.                        6,700         274,281
Seagram Co., Ltd.                    4,000         152,000
                                                ----------
                                                   629,719
                                                ----------

Broadcasting-1.85%
Comcast Corp.                        2,600         152,587
Tele-Communications, Inc.+           9,000         497,813
                                                ----------
                                                   650,400
                                                ----------

Chemicals-1.09%
Albermarle Corp.                     1,900          45,125
Rohm & Haas Co.                     11,200         337,400
                                                ----------
                                                   382,525
                                                ----------

Commercial Services-1.60%
Cendant Corp.+                      11,300         215,406
Service Corp. International          9,100         346,369
                                                ----------
                                                   561,775
                                                ----------

----------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Computer Equipment & Services-1.85%
Compaq Computer Corp.                7,200       $ 301,950
EMC Corp./Mass+                      4,100         348,500
                                                ----------
                                                   650,450
                                                ----------

Computer Information Systems-2.00%
International Business
  Machines Corp.                     3,800         702,050
                                                ----------
                                                   702,050
                                                ----------

Computer Network-1.71%
Cisco Systems, Inc.+                 6,475         600,961
                                                ----------
                                                   600,961
                                                ----------

Computer Software - Mainframe-0.29%
Oracle Corp.+                        2,400         103,500
                                                ----------
                                                   103,500
                                                ----------

Computer Software - Mini & Micro-3.21%
Autodesk, Inc.                       4,000         170,750
Microsoft Corp.+                     4,300         596,356
Sun Microsystems, Inc.+              4,200         359,625
                                                ----------
                                                 1,126,731
                                                ----------

Cosmetics & Personal Care-0.75%
Kimberly-Clark Corp.                 4,800         261,600
                                                ----------
                                                   261,600
                                                ----------

Electronics - Semiconductors-2.04%
Intel Corp.                          4,300         509,819
Texas Instruments, Inc.              2,400         205,350
                                                ----------
                                                   715,169
                                                ----------

Entertainment & Leisure-0.56%
Mirage Resorts, Inc.+               13,100         195,681
                                                ----------
                                                   195,681
                                                ----------

Environmental Controls-2.15%
Republic Services, Inc.+             6,300         116,156
Waste Management, Inc.              13,702         638,856
                                                ----------
                                                   755,012
                                                ----------

+Non-income producing security.

                       See notes to financial statements.
____________________________________________________________________________[75]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Financial Services-2.57%
MBIA, Inc.                           4,200       $ 275,362
Newcourt Credit Group, Inc.          6,100         213,119
Washington Mutual, Inc.             10,800         412,425
                                                 ---------
                                                   900,906
                                                 ---------

Food Products-0.92%
Campbell Soup Co.                    3,500         192,500
Ralston-Ralston Purina Group         4,000         129,500
                                                 ---------
                                                   322,000
                                                 ---------

Healthcare-0.75%
HEALTHSOUTH Corp.+                  15,700         242,369
Humana, Inc.+                        1,100          19,594
                                                 ---------
                                                   261,963
                                                 ---------

Household Products-1.87%
Procter & Gamble Co.                 7,200         657,450
                                                 ---------
                                                   657,450
                                                 ---------

Insurance-1.71%
Marsh & McLennan Cos., Inc.          3,700         216,219
UNUM Corp.                           6,600         385,275
                                                 ---------
                                                   601,494
                                                 ---------

Manufacturing-2.91%
Cooper Industries, Inc.              5,400         257,512
General Electric Co.                 1,200         122,475
International Game Technology       11,200         272,300
Tyco International, Ltd.             4,903         369,870
                                                 ---------
                                                 1,022,157
                                                 ---------

Medical - Biotechnology-3.18%
Genzyme Corp.+                       5,900         293,525
Genzyme Molecular Oncology+            669           2,174
Monsanto Corp.                      17,300         821,750
                                                 ---------
                                                 1,117,449
                                                 ---------

Medical Supplies-0.42%
Forest Laboratories, Inc.+           2,800         148,925
                                                 ---------
                                                   148,925
                                                 ---------

----------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------

Mining & Metals - Ferrous & Nonferrous-0.34%
Allegheny Teledyne, Inc.             5,800       $ 118,538
                                                 ---------
                                                   118,538
                                                 ---------

Multimedia-0.71%
The News Corp., Ltd., ADR            9,400         248,512
                                                 ---------
                                                   248,512
                                                 ---------

Oil & Gas - Distribution & Marketing-1.01%
KN Energy, Inc.                      1,000          36,375
Tosco Corp.                         12,300         318,263
                                                 ---------
                                                   354,638
                                                 ---------

Oil & Gas - Integrated-3.57%
Mobil Corp.                          7,600         662,150
Shell Transport & Trading, ADR      15,900         591,281
                                                 ---------
                                                 1,253,431
                                                 ---------

Oil & Gas Services-0.64%
Input/Output, Inc.+                 30,500         223,031
                                                 ---------
                                                   223,031
                                                 ---------

Packaging & Containers-1.01%
Smurfit-Stone Container Corp.+      22,410         354,358
                                                 ---------
                                                   354,358
                                                 ---------

Pharmaceutical-4.94%
ALZA Corp.+                          1,900          99,275
American Home Products Corp.        13,200         743,325
Bristol-Myers Squibb Co.             5,600         749,350
Warner-Lambert Co.                   1,900         142,856
                                                 ---------
                                                 1,734,806
                                                 ---------

Real Estate-0.95%
Starwood Hotels & Resorts
    Worldwide, Inc.                 14,701         333,529
                                                 ---------
                                                   333,529
                                                 ---------

Retail Stores-4.12%
Autozone, Inc.+                      3,400         111,988
Circuit City Stores - Circuit
  City Group                         2,500         124,844
Dayton Hudson Corp.                  5,000         271,250

+Non-income producing security.

                       See notes to financial statements.

[76]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
COMMON STOCK--CONTINUED

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Retail Stores-Continued
Fred Meyer, Inc.+                    5,600      $  337,400
The Gap, Inc.                        2,500         140,625
The TJX Cos., Inc.                   7,200         208,800
Wal-Mart Stores, Inc.                3,100         252,456
                                                ----------
                                                 1,447,363
                                                ----------

Telecommunications-4.57%
GTE Corp.                            7,500         505,781
MCI WorldCom, Inc.+                 10,480         751,940
SBC Communications, Inc.             6,500         348,563
                                                ----------
                                                 1,606,284
                                                ----------

Telecommunications Equipment-0.94%
Lucent Technologies, Inc.            3,000         330,000
                                                ----------
                                                   330,000
                                                ----------

Tobacco-2.10%
Philip Morris Companies, Inc.       13,800         738,300
                                                ----------
                                                   738,300
                                                ----------

Toys-0.98%
Mattel, Inc.                        15,100         344,469
                                                ----------
                                                   344,469
                                                ----------

Transportation-1.69%
Union Pacific Corp.                 13,200         594,825
                                                ----------
                                                   594,825
                                                ----------

Utilities - Electric & Gas-1.80%
Northern States Power Co.            1,500          41,625
PP&L Resources, Inc.                12,700         354,013
Wisconsin Energy Corp.               7,500         235,781
                                                ----------
                                                   631,419
                                                ----------

  TOTAL COMMON STOCK
  (Cost $23,003,320)                            25,228,929
                                                ----------

----------------------------------------------------------
CORPORATE BONDS--13.61%

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------

Automotive Manufacturing-0.86%
Toyota Motor Credit, 5.625%,
    due 11/13/03                 $ 300,000       $ 301,765
                                                ----------
                                                   301,765
                                                ----------
Commercial Services-0.29%
Associates Corp., 6.250%,
    due 11/01/08                   100,000         103,370
                                                ----------
                                                   103,370
                                                ----------
Financial Services-8.23%
Deutsche Mortgage and Asset
  Receiving Corp., 6.220%,
  due 06/15/31                     153,627         156,262
Discover Card 98-7n A,
  5.600%, due 05/15/06             180,000         180,386
Fleetwood Credit Corp.,
    Grantor Trust, 6.900%,
    due 03/15/12                    25,704          26,076
Ford Auto Credit, 5.810%,
    due 03/15/02                   200,000         201,847
Ford Motor Credit, 6.625%,
    due 06/30/03                   260,000         269,874
GMAC Med. Term Note,
    6.750%, due 11/04/04           260,000         274,692
Household Finance Co.,
  6.125%, due 02/27/03             100,000         100,008
Lehman Brothers Comm.
    Conduit Mortgage, 6.330%,
    due 11/18/04                   188,922         193,183
Merrill Lynch Mortgage
  Investors, Inc., 6.220%,
  due 02/15/30                     151,371         154,291
Morgan Stanley Capital I,
    6.190%, due 01/15/07           142,440         145,318
Morgan Stanley Capital I,
    6.340%, due 07/15/30            48,507          49,714
Morgan Stanley Capital I,
    6.590%, due 10/03/30           145,075         150,361
Mortgage Capital Funding,
    6.417%, due 06/18/07           158,362         162,944

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[77]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
FINANCIAL SERVICES-CONTINUED
Nomura, Series 98-D6 A1A,
    6.280%, due 03/15/30         $ 151,932       $ 156,000
OCWEN 98-R1 A1, 4.000%,
    due 10/25/30                   141,293         141,271
Sears Roebuck Acceptance Corp.,
    6.930%, due 11/15/02           100,000         104,017
Sears Roebuck Acceptance Corp.,
    6.540%, due 02/20/03           100,000         102,802
The Money Store, Home
  Equity Trust,
    7.000%, due 04/15/28           200,000         206,214
The Money Store, Home
  Equity Trust,
    6.485%, due 12/15/38           110,000         111,789
                                                ----------
                                                 2,887,049
                                                ----------
Food Products-0.17%
Philip Morris, 6.150%,
    due 03/15/10                    60,000          60,602
                                                ----------
                                                    60,602
                                                ----------
Insurance-0.59%
Prudential Insurance, 6.375%,
    due 07/23/06                   200,000         206,252
                                                ----------
                                                   206,252
                                                ----------
Oil & Gas - Distribution & Marketing-0.78%
Express Pipeline, 6.740%,
    due 12/31/11                    74,900          73,062
Trans-Canada Pipelines,
  Med. Term Note,
  7.060%, due 10/14/25             200,000         201,481
                                                ----------
                                                   274,543
                                                ----------
Oil & Gas - Integrated-0.60%
National Fuel Gas, Med. Term
  Note, 6.214%, due 08/12/27       200,000         210,808
                                                ----------
                                                   210,808
                                                ----------
Telecommunications-0.60%
Pacific Bell, 6.125%,
    due 02/15/08                   200,000         210,134
                                                ----------
                                                   210,134
                                                ----------

----------------------------------------------------------------------
 CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------

Utilities - Electric & Gas-1.49%
Consolidates Edison, Inc.,
  6.250%, due 02/01/08           $ 100,000       $ 105,589
Southern Company Capital
  Trust I, 8.190%,
  due 02/01/37                     200,000         218,077
United Utilities, PLC, 6.875%,
    due 08/15/28                   200,000         199,303
                                                ----------
                                                   522,969
                                                ----------

  TOTAL CORPORATE BONDS
  (Cost $4,675,401)                              4,777,492
                                                ----------

----------------------------------------------------------------------
GOVERNMENT & AGENCY OBLIGATIONS--20.06%

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------

Foreign Government-0.54%
Province of Quebec, 7.500%,
    due 07/15/23                 $ 165,000       $ 189,090
                                                ----------
                                                   189,090
                                                ----------

Government Agency-11.42%
Federal National Mortgage
    Association, Commitment,
    6.000%, due 01/01/28         1,285,000       1,268,335
Federal National Mortgage
    Association, Dwarf,
    7.000%, due 05/01/12            83,120          85,053
Federal National Mortgage
    Association, Dwarf,
    6.500%, due 08/01/13             4,627           4,699
Federal National Mortgage
    Association, Pool #433354,
    7.000%, due 07/01/28           191,943         196,084
Government National Mortgage
    Association, Commitment,
    7.000%, due 01/01/28            60,000          61,416

                   See notes to financial statements.

[78]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                               BALANCED PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
GOVERNMENT & AGENCY OBLIGATIONS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
Government Agency-Continued
Government National Mortgage
    Association, Pool #422323,
    6.500%, due 04/15/26         $ 907,313       $ 917,357
Government National Mortgage
    Association, Pool #425832,
    7.000%, due 01/15/28           548,909         562,291
Government National Mortgage
    Association, Pool #467119,
    7.000%, due 08/15/28            80,551          82,515
Government National Mortgage
    Association, Pool #472003,
    7.000%, due 08/15/28           417,596         427,777
Government National Mortgage
    Association, Pool #482012,
    6.500%, due 08/15/28           399,310         403,806
                                               -----------
                                                 4,009,333
                                               -----------

----------------------------------------------------------------------
GOVERNMENT & AGENCY OBLIGATIONS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------

U.S. Treasury Notes and Bonds-8.10%
U.S. Treasury Bond, 6.750%,
    due 08/15/26                 $ 325,000       $ 389,594
U.S. Treasury Bond,  5.250%,
    due 11/15/28                   290,000         297,341
U.S. Treasury Note, 5.750%,
    due 08/15/03                 1,580,000       1,649,620
U.S. Treasury Note, 5.625%,
    due 05/15/08                    60,000          64,031
U.S. Treasury TIGER,
  Zero Coupon, due 08/15/12+       915,000         443,557
                                               -----------
                                                 2,844,143
                                               -----------

  TOTAL GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $6,973,731)                              7,042,566
                                               -----------

  TOTAL INVESTMENTS
  (Cost $34,652,452)               105.52%      37,048,987
Other assets, less liabilities      (5.52)      (1,935,233)
                                   ------      -----------

  TOTAL NET ASSETS                 100.00%     $35,113,754
                                   ======      ===========

____________________________________________________________________________[79]

                  [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

             "We believe the high-yield market remains an attractive
          asset class given our cautious outlook for corporate earnings in 1999 and the historically high yield levels available
                              in the market today."

                                       --Bernard Scozzafava, Portfolio Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 January 1, 1998

    ------------------------------------------------------------------------

                                  FUND MANAGER
                    Massachusetts Financial Services Company

    ------------------------------------------------------------------------


                        INVESTMENT OBJECTIVE AND STRATEGY
                           To achieve a high level of
         current income by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk,
                       lower-rated or unrated securities.

    ------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/98
                                   $7,968,843
    ------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       182

    ------------------------------------------------------------------------

                               PORTFOLIO TURNOVER
                                     84.21%
    ------------------------------------------------------------------------

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   7.96 years

--------------------------------------------------------------------------------

[sidebar]

    ------------------------------------------------------------------------
                                 IN THIS SECTION
    ------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

    ------------------------------------------------------------------------

                           BERNARD SCOZZAFAVA
                             Vice President

                    [bullet] Joined MFS in 1989


                    [bullet] M.S. from Massachusetts Institute
                             of Technology

                    [bullet] Graduate of Hamilton College

[end sidebar]

____________________________________________________________________________[81]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

[pie chart]

% of Portfolio [double dagger]

Corporate Bonds-97.21%
Preferred Stock-2.77%
Rights and Warrants-0.02%

[end pie chart]

[sidebar]

              PORTFOLIO QUALITY

-------------------------------------------------
                         PERCENT OF
RATING                   PORTFOLIO[double dagger]
-------------------------------------------------
BBB                        0.54%
BB                        10.75%
B                         63.15%
CCC                       11.51%
Not Rated                 14.05%

-------------------------------------------------
                         PERCENT OF
TOP TEN HOLDINGS         PORTFOLIO[double dagger]
-------------------------------------------------
NL Industries,
   11.750%, due 10/15/03   1.46%
United Int'l, B,
   0.000%, due 02/15/08    1.37%
Colt Telecom Group,
   12.000%, due 12/15/06   1.36%
Unisys Corp., B,
   12.000%, due 04/15/03   1.34%
Jitney-Jungle Stores,
   12.000%, 03/01/06       1.34%
Charter Comm. S. East,
   11.250%, 03/15/06       1.28%
Adelphia Comm., 144A,
   8.375%, due 02/01/08    1.23%
Hayes Wheels Int'l,
   11.000%, 07/15/06       1.22%
Anacomp, Inc., 10.875%,
   due 04/01/04            1.17%
NTL, Inc., 144A,
   0.000%, 04/01/08        1.16%

[double dagger]Represents market value of
               investments plus cash.

[end sidebar]

     1998 was a volatile year for the high-yield market. During the first half of the year, high-yield bonds were the best performing domestic fixed income asset class. However, in the third quarter, the high-yield market posted its worst performance in eight years, due to renewed concerns that economic problems in Asia and Russia would negatively impact the domestic economy. The second interest rate cut by the Federal Reserve Bank on October 15th helped restore confidence in the high yield market and was the catalyst for a price recovery in the fourth quarter.

     Despite the modest price recovery in the fourth quarter, we think the high-yield market still offers good long-term value. As of December 31, 1998, the yield on the Salomon Brothers High-Yield Index was 10.3% compared to 4.6% for comparable Treasury yields, resulting in a spread of 5.7%. The spread began 1998 at 3.5% and has risen to its widest level since 1991 as a result of lower high-yield bond prices and investors' flight-to-quality. We believe the high-yield market remains an attractive asset class given our cautious outlook for corporate earnings in 1999 and the historically high yield levels available in the market today.

     The Portfolio's performance benefited from an overweight position in the media sector, particularly the bonds

[82]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

[line chart]

        High Yield Bond Portfolio and Lehman Bros. High Yield Bond Index
              Comparison of Change in Value of $10,000 Investment.

          High Yield         Lehman Bros.
        Bond Portfolio     High Yield Index
12/97       10000               10000
1/98        10195               10180
2/98        10160               10240
3/98        10289               10336
4/98        10310               10377
5/98        10346               10413
6/98        10387               10450
7/98        10513               10510
8/98         9722                9930
9/98         9640                9975
10/98        9430                9770
11/98       10094               10176
12/98       10089               10187

[end line chart]

of cable-television companies. Valuations for cable-television companies rose substantially, based on the growing perception that their networks are a cost effective way to deliver Internet and telephone services to residential consumers. The Portfolio also benefited from being underweight in the energy sector, which was one of the worst performing sectors of the high-yield market due to the severe decline in oil prices. Performance was negatively impacted by our cyclical holdings as paper and steel prices declined in response to the Asian economic crisis.

     Throughout 1998, our investment strategy has become more conservative. We expect credit problems will increase among the riskier high-yield companies as corporate profits decline due to slower economic growth. Therefore, we've been adding higher quality companies to the Portfolio and have reduced our cyclical exposure by selling the bonds of some paper, metal and general industrial companies. One of the major challenges facing investors in 1999 will be determining how individual companies are impacted by global economic events, and therefore, we believe that careful credit selection will remain crucial to the Portfolio's relative performance.

[sidebar]

-----------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------

                          LEHMAN.
                        BROS. HIGH
             HIGH YIELD YIELD BOND
                BOND       INDEX
1 YEAR         0.89%      2.13%
INCEPTION      0.89%      2.13%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Bros. High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Lehman Bros. High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

[end sidebar]

____________________________________________________________________________[83]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                                  Year Ended
                                                   December
                                                   31, 1998
Net asset value, beginning of year              $    10.00

Income From Investment Operations
  Net investment income                               0.60
  Net gains and losses on securities
   (both realized and unrealized)                    (0.51)
                                                ----------
  Total from investment operations                    0.09

Less Distributions to Shareholders
  Dividends from net investment income               (0.60)
  Dividends in excess of net
   investment income
  Distributions from capital gains
  Distributions in excess of capital gains
  Returns of capital
                                                ----------
  Total distributions                                (0.60)

Net asset value, end of year                    $     9.49
                                                ==========
Total Return (A)                                      0.89%

Ratios to Average Net Assets:
  Expenses                                            1.24%
  Net investment income                               7.85%

Portfolio Turnover Rate                              84.21%

Net Assets, At End of Year                      $7,968,843

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

[84]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998
------------------------------------------------------------------------
CORPORATE BONDS--102.27%

                                 Principal      Market
Company                            Value         Value
---------------------------------------------------------------------
Advertising-0.67%
Outdoor Systems, Inc., 8.875%,
    due 06/15/07                  $ 50,000       $ 53,750
                                                 --------
                                                   53,750
                                                 --------

Aerospace & Defense-2.91%
Argo-Tech Corp., 8.625%,
    due 10/01/07                    40,000         38,200
BE Aerospace, Inc., Series B,
  9.875%, due 02/01/06              50,000         52,250
K & F Industries, Inc., Series  B,
    9.250%, due 10/15/07            75,000         76,313
Satelites Mexicanos, SA de CV,
    Series B, 10.125%,
    due 11/01/04                    70,000         56,175
Stellex Industries, Inc.,
    Series B, 9.500%,
    due 11/01/07                    10,000          8,675
                                                 --------
                                                  231,613
                                                 --------

Automotive Parts & Equipment-1.85%
Hayes Wheels International, Inc.,
    11.000%, due 07/15/06           92,000        102,580
Hayes Wheels International, Inc.,
    Series B, 9.125%, due 07/15/07+ 20,000         20,850
Talon Automotive Group, LLC,
    Series B, 9.625%,
    due 05/01/08                    25,000         23,875
                                                 --------
                                                  147,305
                                                 --------

Automotive Rental-0.52%
Williams Scotsman, Inc., 9.875%,
    due 06/01/07                    40,000         41,300
                                                 --------
                                                   41,300
                                                 --------

Beverages-0.13%
Delta Beverage Group, Inc.,
  9.750%, due 12/15/03              10,000         10,450
                                                 --------
                                                   10,450
                                                 --------

----------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------

Broadcasting-14.65%
Adelphia Communications Corp.,
    Series 144A, 8.375%,
    due 02/01/08+                 $100,000       $103,500
Albritton Communications Co.,
    Series B, 9.750%, due 11/30/07  40,000         42,600
Avalon Cable, Series 144A,
    9.375%, due 12/01/08+           25,000         25,687
CSC Holdings, Inc.,
    Series B, 8.125%,
    due 08/15/09                    50,000         52,840
Chancellor Media Corp.,
    Series B, 8.750%,
    due 06/15/07                    40,000         41,200
Chancellor Media Corp.,
    Series B, 8.125%,
    due 12/15/07                    75,000         75,188
Chancellor Media Corp.,
    Series 144A, 8.000%,
    due 11/01/08+                   25,000         25,687
Charter Communications,
    S. East, Series B,
    11.250%, due 03/15/06           95,000        107,350
Cumulus Media, Inc., 10.375%,
    due 07/01/08+                   50,000         53,250
Fox/Liberty Networks, LLC,
    8.875%, due 08/15/07            65,000         66,625
Frontiervision Holdings, L.P.,
    Zero Coupon,
    due 09/15/07+                   45,000         37,800
Frontiervision Holdings, L.P.,
    11.000%, due 10/15/06           25,000         27,875
Granite Broadcasting Corp.,
    10.375%, due 05/15/05           15,000         15,225
Granite Broadcasting Corp.,
    8.875%, due 05/15/08            25,000         23,938
Jacor Communications Co.,
    8.000%, due 02/15/10+           50,000         53,000

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[85]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
Broadcasting-Continued
LIN Television Corp.,
    Zero Coupon,
    due 03/01/08+                 $ 60,000        $ 42,300
Lenfest Communications, Inc.,
    8.375%, due 11/01/05            40,000          43,400
Rogers Cablesystems, Ltd.,
    9.625%, due 08/01/02            40,000          43,400
TeleWest Communications, PLC,
    9.625%, due 10/01/06+           75,000          77,625
Telemundo Group, Inc.,
    Series 144A, Zero Coupon,
    due 08/15/08+                  125,000          69,375
United International
  Holdings, Inc., Series B,
  Zero Coupon, due 02/15/08+       210,000         114,450
Young Broadcasting, Inc.,
    Series B, 8.750%,
    due 06/15/07                    25,000          25,500
                                                ----------
                                                 1,167,815
                                                ----------

Building Materials-3.80%
American Standard Co.,
    7.375%, due 02/01/08+           75,000          75,375
Building Materials Holding Corp.,
    Series B, 7.750%,
    due 07/15/05+                   50,000          49,500
Building Materials Holding Corp.,
    Series B, 8.625%,
    due 12/15/06                    50,000          51,125
Nortek, Inc., Series B,
    9.250%, due 03/15/07            50,000          51,500
Schuff Steel Co., 10.500%,
    due 06/01/08                    45,000          39,375
Synthetic Industries, Inc.,
    Series B, 9.250%,
    due 02/15/07                    35,000          35,875
                                                ----------
                                                   302,750
                                                ----------

----------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------

Chemicals-2.75%
NL Industries, Inc.,
    11.750%, due 10/15/03         $115,000       $ 122,763
PCI Chemicals Canada,
    9.250%, due 10/15/07            70,000          54,250
Sterling Chemicals, Inc., Series A,
    11.250%, due 04/01/07           50,000          42,250
                                                ----------
                                                   219,263
                                                ----------

Commercial Services-0.63%
Dialog Corp., PLC, Series A,
    11.000%, due 11/15/07           50,000          50,000
                                                ----------
                                                    50,000
                                                ----------

Computer Equipment & Services-2.11%
Anacomp, Inc., 10.875%,
    due 04/01/04                    95,000          98,325
Continental Resources, Inc.,
    10.250%, due 08/01/08+          25,000          20,875
Iron Mountain, Inc.,
    10.125%, due 10/01/06           45,000          48,600
                                                ----------
                                                   167,800
                                                ----------

Computer Network-1.53%
Convergent Communications, Inc.,
    Series B, 13.000%,
    due 04/01/08+                   25,000          12,125
Exodus Communications, Inc.,
    11.250%, due 07/01/08+          50,000          50,250
PSInet, Inc., 10.000%,
    due 02/15/05+                   50,000          49,750
PSINet, Inc., Series 144A,
    11.500%, due 11/01/08+          10,000          10,525
                                                ----------
                                                   122,650
                                                ----------

Computer Software - Mainframe-2.28%
Unisys Corp., Series B,
    12.000%, due 04/15/03          100,000         112,500
Verio, Inc., 10.375%,
    due 04/01/05+                   50,000          49,250

+Non-income producing security.

                       See notes to financial statements.

[86]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
Computer Software - Mainframe-Continued
Verio, Inc., Series 144A,
    11.250%, due 12/01/08+        $ 20,000       $ 20,200
                                                 --------
                                                  181,950
                                                 --------
Cosmetics & Personal Care-1.58%
Remington Product Co., Series B,
    11.000%, due 05/15/06           55,000         41,525
Revlon Consumer Products Corp.,
    8.125%, due 02/01/06+           45,000         43,425
Revlon Consumer Products Corp.,
    8.625%, due 02/01/08            45,000         41,175
                                                 --------
                                                  126,125
                                                 --------
Educational Services-0.82%
Kindercare Learning Centers, Inc.,
    Series B, 9.500%,
    due 02/15/09                    65,000         65,000
                                                 --------
                                                   65,000
                                                 --------
Engineering & Construction-0.50%
Furon Co., 8.125%,
    due 03/01/08                    40,000         39,800
                                                 --------
                                                   39,800
                                                 --------
Entertainment & Leisure-4.60%
AMC Entertainment, Inc.,
    9.500%, due 03/15/09            40,000         41,000
Casino America, Inc.,
    12.500%, due 08/01/03           25,000         27,812
Cinemark USA, Inc., Series B,
    9.625%, due 08/01/08            50,000         52,500
Circus Circus Enterprises, Inc.,
    6.450%, due 02/01/06+           50,000         45,411
Lady Luck Gaming Corp.,
    11.875%, due 03/01/01           75,000         76,125
Regal Cinemas, Inc.,
    9.500%, due 06/01/08+           45,000         47,025
Station Casinos, Inc., Series 144A,
    8.875%, due 12/01/08+           75,000         76,500
                                                 --------
                                                  366,373
                                                 --------

----------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
Food Products-1.15%
Specialty Foods Corp., Series B,
    10.250%, due 08/15/01         $100,000       $ 91,500
                                                 --------
                                                   91,500
                                                 --------
Food Service & Restaurants-0.70%
Friendly Ice Cream Corp.,
    10.500%, due 12/01/07           55,000         55,962
                                                 --------
                                                   55,962
                                                 --------
Forest Products & Paper-3.53%
Buckeye Technologies, Inc.,
    8.500%, due 12/15/05            40,000         41,500
Buckeye Technologies, Inc.,
    9.250%, due 09/15/08            40,000         42,100
REPAP New Brunswick, Inc.,
    9.000%, due 06/01/04            50,000         45,750
Specialty Paperboard, Inc.,
    9.375%, due 10/15/06            70,000         71,050
U.S. Timberlands Co., L.P.,
    9.625%, due 11/15/07            80,000         80,800
                                                 --------
                                                  281,200
                                                 --------
Healthcare-1.48%
Oxford Health Plans, Inc.,
    11.000%, due 05/15/05           25,000         23,625
Prime Medical Services, Inc.,
    8.750%, due 04/01/08            60,000         58,050
Tenet Healthcare Corp.,
  Series 144A, 7.625%,
  due 06/01/08                      35,000         36,538
                                                 --------
                                                  118,213
                                                 --------
Holding Companies-0.13%
Simonds Industries, Inc.,
    10.250%, due 07/01/08+          10,000         10,250
                                                 --------
                                                   10,250
                                                 --------
Lodging-1.29%
Prime Hospitality Corp., Series B,
    9.750%, due 04/01/07            50,000         51,250
Red Roof Inns,  Inc.,
    9.625%, due 12/15/03            50,000         51,250
                                                 --------
                                                  102,500
                                                 --------

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[87]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
Machinery-3.18%
Grove Worldwide, LLC,
    9.250%, due 05/01/08          $ 50,000       $  45,250
Newcor, Inc., Series B,
    9.875%, due 03/01/08            90,000          84,150
Numatics, Inc., Series B,
    9.625%, due 04/01/08            25,000          23,500
Thermadyne Holdings Corp.,
    9.875%, due 06/01/08            30,000          28,350
Thermadyne Holdings Corp.,
    Zero Coupon, due 06/01/08+     150,000          72,000
                                                 ---------
                                                   253,250
                                                 ---------

Manufacturing-3.32%
Classic Cable, Inc.,
    9.875%, due 08/01/08+           40,000          41,800
International Knife & Saw, Inc.,
    11.375%, due 11/15/06+          50,000          51,500
Mark IV Industries, Inc.,
    7.750%, due 04/01/06+           50,000          49,577
Pierce Leahy Corp.,
    11.125%, due 07/15/06+          30,000          33,300
Polymer Group, Inc., Series B,
    9.000%, due 07/01/07            50,000          49,750
Samsonite Corp.,
    10.750%, due 06/15/08           45,000          38,025
                                                 ---------
                                                   263,952
                                                 ---------

Medical Products-0.21%
ALARIS Medical, Inc.,
  Series 144A, Zero Coupon,
  due 08/01/08+                     30,000          16,500
                                                 ---------
                                                    16,500
                                                 ---------

Mining & Metals - Ferrous & Nonferrous-4.67%
AK Steel Holding Corp.,
    9.125%, due 12/15/06            35,000          36,575
Commonwealth Aluminum Corp.,
    10.750%, due 10/01/06           50,000          50,500

----------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------

Mining & Metals - Ferrous & Nonferrous-Continued
Jorgensen Co., Series B,
    9.500%, due 04/01/05          $ 50,000       $  46,250
Kaiser Aluminum & Chemical
  Corp., 9.875%, due 02/15/02+      75,000          74,625
Metal Management, Inc.,
    10.000%, due 05/15/08           50,000          30,250
Oxford Automotive, Inc.,
    10.125%, due 06/15/07           65,000          67,600
P & L Coal Holdings Corp.,
    9.625%, due 05/15/08            65,000          65,975
                                                 ---------
                                                   371,775
                                                 ---------

Multimedia-0.66%
Time Warner Telecom,
    9.750%, due 07/15/08+           50,000          52,750
                                                 ---------
                                                    52,750
                                                 ---------

Oil & Gas Producers-0.80%
Chesapeake Energy Corp.,
  Series B, 9.625%, due 05/01/05    50,000          37,000
Petsec Energy, Inc., Series B,
    9.500%, due 06/15/07            20,000          10,100
Wiser Oil Co.,
    9.500%, due 05/15/07            25,000          16,625
                                                 ---------
                                                    63,725
                                                 ---------

Oil & Gas Services-0.54%
Pool Energy Services Co.,
    8.625%, due 04/01/08            45,000          42,750
                                                 ---------
                                                    42,750
                                                 ---------

Packaging & Containers-3.00%
Applied Extrusion Technologies, Inc.,
    Series B, 11.500%,
    due 04/01/02+                   25,000          26,187
Ball Corp., Series 144A,
    8.250%, due 08/01/08+           25,000          26,125
Gaylord Container Corp.,
  Series B, 9.750%, due 06/15/07    65,000          56,225

+Non-income producing security.

                       See notes to financial statements.

[88]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
Packaging & Containers-Continued
Gaylord Container Corp., Series B,
    9.875%, due 02/15/08          $ 75,000        $ 55,125
Graham Packaging Holdings Co.,
    8.750%, due 01/15/08            50,000          50,250
Silgan Holdings, Inc.,
    9.000%, due 06/01/09            25,000          25,313
                                                 ---------
                                                   239,225
                                                 ---------

Publishing & Printing-2.67%
Big Flower Press Holdings, Inc.,
    8.875%, due 07/01/07            50,000          50,375
Big Flower Press Holdings, Inc.,
    Series 144A, 8.625%,
    due 12/01/08+                   50,000          50,750
Hollinger International
  Publishing, Inc., 9.250%,
  due 03/15/07                      40,000          42,400
Liberty Group Operations, Inc.,
    9.375%, due 02/01/08            50,000          49,250
World Color Press, Inc.,
  Series 144A, 8.375%,
  due 11/15/08+                     20,000          20,100
                                                 ---------
                                                   212,875
                                                 ---------

Real Estate-0.96%
Clark R&M, Inc., 8.625%,
    due 08/15/08+                   40,000          39,100
Clark USA, Inc., Trizec,
    10.875%, due 12/01/05           40,000          37,000
                                                 ---------
                                                    76,100
                                                 ---------

Retail Stores-4.69%
Finlay Fine Jewelery Corp.,
    8.375%, due 05/01/08            25,000          23,125
Finlay Fine Jewelery Corp.,
    9.000%, due 05/01/08            10,000           8,850
Jitney-Jungle Stores America, Inc.,
    12.000%, due 03/01/06          100,000         112,000
Marsh Supermarkets, Inc.,
    8.875%, due 08/01/07            75,000          78,750

----------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------

Retail Stores-Continued
Musicland Group, Inc.,
    9.000%, due 06/15/03          $ 25,000        $ 24,250
Musicland Group, Inc.,
    9.875%, due 03/15/08            50,000          48,750
Pathmark Stores, Inc.,
    11.625%, due 06/15/02           55,000          53,625
Pathmark Stores, Inc.,
    9.625%, due 05/01/03            25,000          24,750
                                                 ---------
                                                   374,100
                                                 ---------

Telecommunications-22.49%
Allegiance Telecom, Inc.,
    12.875%, due 05/15/08+          35,000          34,125
Allegiance Telecom, Inc.,
    Zero Coupon, Series B,
  due 02/15/08+                     75,000          36,375
American Cellular Corp.,
    Series 144A, 10.500%,
    due 05/15/08                    50,000          48,500
AMSC Acquisition Co., Inc.,
    Series B, 12.250%,
    due 04/01/08                    40,000          25,000
Clearnet Communications, Inc.,
    Zero Coupon,
    due 12/15/05+                   50,000          43,000
Colt Telecom Group, PLC,
    Zero Coupon,
    due 12/15/06+                  135,000         114,075
Dolphin Telecom, PLC,
    Series 144A, Zero Coupon,
    due 06/01/08+                  100,000          40,500
Esat Telecom Group,
    11.875%, due 12/01/08+          40,000          40,200
Esprit Telecom Group,
    10.875%, due 06/15/08           75,000          76,312
General Communication, Inc.,
    9.750%, due 08/01/07            65,000          64,675
Global Crossing Holdings, Ltd.,
    9.625%, due 05/15/08            50,000          53,250

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[89]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
Telecommunications-Continued
Hermes Europe, Series 144A,
    10.375%, due 01/15/09+        $ 25,000        $ 25,375
ICG Holdings, Inc., Zero Coupon,
    due 05/01/06+                  115,000          86,250
Intermedia Communications, Inc.,
    Series B, Zero Coupon,
    due 07/15/07+                   40,000          27,400
Level 3 Communications, Inc.,
    9.125%, due 05/01/08            10,000           9,925
MJD Communications, Inc.,
    Series B, 9.500%,
    due 05/01/08                    45,000          44,550
Metromedia Fiber Network, Inc.,
    10.000%, due 11/15/08+          90,000          92,925
MetroNet Communications Corp.,
    Zero Coupon, due 11/01/07+      25,000          16,500
MetroNet Communications Corp.,
    Zero Coupon, due 06/15/08+     145,000          89,538
Millicom International Cellular,
    Zero Coupon, due 06/01/06+     115,000          81,938
NEXTLINK Communications, Inc.,
    9.625%, due 10/01/07            30,000          28,800
NTL, Inc., Series 144A,
    Zero Coupon, due 04/01/08+     155,000          96,875
Nextel Communications, Inc.,
    Zero Coupon, due 10/31/07+      50,000          30,500
Nextel Communications, Inc.,
    Zero Coupon,  due 02/15/08+    110,000          65,725
Nextel International, Inc.,
    Zero Coupon, due 04/15/08+      70,000          31,850
Pathnet, Inc., 12.250%,
    due 4/15/08                      7,000           4,935
Qwest Communications
  International, Inc.,
    Series 144A, 7.250%,
    due 11/01/08+                   50,000          51,250
----------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------

Telecommunications-Continued
Qwest Communications
  International, Inc.,
  Zero Coupon, due 10/15/07+      $ 70,000        $ 54,425
RCN Corp., Zero Coupon,
    due 10/15/07+                   10,000           5,900
Rural Cellular Corp., Series B,
    9.625%, due 05/15/08            65,000          65,487
Triton PCS, Inc., Zero Coupon,
    due 05/01/08+                  125,000          59,063
Versatel Telecom, 13.250%,
    due 05/15/08                    80,000          81,600
Viatel, Inc., 11.250%,
    due 04/15/08                    60,000          61,650
Viatel, Inc., Zero Coupon,
    due 04/15/08+                   85,000          50,575
Western Wireless Corp.,
    10.500%, due 02/01/07           50,000          53,250
                                                ----------
                                                 1,792,298
                                                ----------

Telecommunications Equipment-3.23%
DTI Holdings, Inc., Series B,
    Zero Coupon, due 03/01/08+      65,000          17,225
L-3 Communications Corp.,
    Series B, 10.375%,
    due 05/01/07                    85,000          93,713
NorthEast Optic Network, Inc.,
    12.750%, due 08/15/08+          25,000          24,625
Pagemart Wireless, Inc.,
    Zero Coupon, due 02/01/08+      60,000          27,900
Pinnacle Holdings, Inc.,
    Zero Coupon, due 03/15/08+      80,000          47,000
Spectrasite Holdings, Inc.,
    Series 144A, Zero Coupon,
    due 07/15/08+                   75,000          37,875
Telesystem International
  Wireless, Inc.,
    Series C, Zero Coupon,
    due 11/01/07+                   25,000           9,375
                                                ----------
                                                   257,713
                                                ----------

+Non-income producing security.

                       See notes to financial statements.

[90]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
CORPORATE BONDS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
Textiles & Apparel-0.98%
Galey & Lord, Inc.,
    9.125%, due 03/01/08          $ 35,000        $ 30,625
J Crew Operating Corp.,
    10.375%, due 10/15/07           55,000          47,575
                                                ----------
                                                    78,200
                                                ----------

Transportation-0.79%
GulfMark Offshore, Inc.,
    8.750%, due 06/01/08            40,000          36,600
Johnstown America Industries, Inc.,
    11.750%, due 08/15/05           25,000          26,500
                                                ----------
                                                    63,100
                                                ----------

Utilities - Electric & Gas-0.47%
International Utility Structures, Inc.,
    10.750%, due 02/01/08           40,000          37,800
                                                ----------
                                                    37,800
                                                ----------

  TOTAL CORPORATE BONDS
  (Cost $8,569,538)                              8,149,682
                                                ----------

----------------------------------------------------------
PREFERRED STOCK--2.91%

                                 Number of       Market
Company                           Shares          Value
----------------------------------------------------------------------

Medical Supplies-1.04%
Fresenius Medical Capital Trust II,
    7.875%, due 02/01/08                35        $ 33,512
Global Crossing Holdings, Ltd.,
    Series 144A, 10.500%,
    due 12/01/08+                      500          49,125
                                                ----------
                                                    82,637
                                                ----------

Telecommunications-1.87%
Crown Castle International Corp.,
    Series 144A, 12.750%,
    due 12/15/10+                       50          50,438
Primedia, Inc., Series H,
    8.625%, due 04/01/10               650          62,725
Rural Cellular Corp., Series B,
    11.375%, due 05/15/10+              30          27,975
Viatel, Inc., Series A,
    10.000%, due 04/15/10+              74           8,136
                                                ----------
                                                   149,274
                                                ----------

  TOTAL PREFERRED STOCK
  (Cost $233,482)                                  231,911
                                                ----------

+Non-income producing security.

                       See notes to financial statements.

____________________________________________________________________________[91]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                            HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
RIGHTS AND WARRANTS--0.02%

                                  Number         Market
Company                          of Shares        Value
----------------------------------------------------------------------
Computer Network-0.00%
Convergent Communications, Inc.,
    Warrants, exp. 04/01/08+           100      $        1
                                                ----------
                                                         1
                                                ----------

Telecommunications-0.02%
Allegiance Telecom, Inc.,
    Warrants, exp. 02/03/08+           100             512
American Mobile Satellite Corp.,
    Warrants, exp. 04/01/08+            40             131
Pathnet, Inc.,
    Warrants, exp. 04/15/08+             7              71
Versatel Telecom,
    Warrants, exp. 05/15/08+            80             810
                                                ----------
                                                     1,524
                                                ----------

Telecommunications Equipment-0.00%
DTI Holdings, Inc.,
    Warrants, exp. 03/01/08+           325              57
                                                ----------
                                                        57
                                                ----------

  TOTAL RIGHTS AND WARRANTS
  (Cost $300)                                        1,582
                                                ----------

  TOTAL INVESTMENTS
  (Cost $8,803,320)                105.20%       8,383,175
Other assets, less liabilities      (5.20)        (414,332)
                                   ------       ----------

  TOTAL NET ASSETS                 100.00%      $7,968,843
                                   ======       ==========

+Non-income producing security.

                       See notes to financial statements.

[92]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                 "We expect lower short-term interest rates over
                            the next several months."

                                       --Geoffrey Kurinsky, Portfolio  Manager--

--------------------------------------------------------------------------------

                                 INCEPTION DATE
                                 August 1, 1985

    ------------------------------------------------------------------------

                                  FUND MANAGER
                    Massachusetts Financial Services Company

    ------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND STRATEGY
                 To seek as high a level of current income as is
             consistent with preservation of capital and liquidity.

    ------------------------------------------------------------------------

                            NET ASSETS AS OF 12/31/98
                                   $24,416,645

    ------------------------------------------------------------------------

                               NUMBER OF HOLDINGS
                                       28

    ------------------------------------------------------------------------

                        DOLLAR WEIGHTED AVERAGE MATURITY
                                   42.50 days

--------------------------------------------------------------------------------

[sidebar]

    ------------------------------------------------------------------------
                                 IN THIS SECTION
    ------------------------------------------------------------------------

                                 Portfolio Facts

                                    Portfolio
                                   Composition

                              Financial Highlights

                                   Schedule of
                              Portfolio Investments

    ------------------------------------------------------------------------

                                GEOFFREY KURINSKY
                              Senior Vice President

                    [bullet] Joined MFS in 1987

                    [bullet] M.B.A. from Boston University

                    [bullet] B.A. from University of Massachusetts

[end sidebar]

____________________________________________________________________________[93]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

[pie chart]

% of Portfolio [double dagger]

Short-Term Obligations-98.50%
Cash-1.50%

[end pie chart]

     The Portfolio seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury, its agencies, or instrumentalities of the U.S. government, as well as in the highest quality-corporate and bank issues, in order to minimize credit risk. As of December 31, 1998, the Portfolio had assets of $24.4 million, and the Portfolio's average maturity was 43 days.

     We expect lower short-term interest rates over the next several months.

     The Portfolio is actively managed, and current holdings may be different.

[sidebar]

PORTFOLIO QUALITY

------------------------------------------------------------------------
                         PERCENT OF
RATING                   PORTFOLIO[double dagger]
------------------------------------------------------------------------
AAA                        100.00%

[double dagger]Represents market value of
               investments plus cash.

[end sidebar]

[94]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

FINANCIAL HIGHLIGHTS

                                               Year Ended     Year Ended    Year Ended     Year Ended     Year Ended
                                                December       December      December       December       December
                                                31, 1998       31, 1997      31, 1996       31, 1995       31, 1994
Net asset value, beginning of year            $     10.23     $    10.25     $    10.27    $    10.25     $    10.26

Income From Investment Operations
  Net investment income                              0.35           0.52           0.50          0.50           0.35
  Net gains and losses on securities
   (both realized and unrealized)                    0.14          (0.02)         (0.02)         0.02          (0.01)
                                              -----------     ----------     ----------    ----------     ----------

  Total from investment operations                   0.49           0.50           0.48          0.52           0.34

Less Distributions to Shareholders
  Dividends from net investment income              (0.35)         (0.52)         (0.50)        (0.50)         (0.35)
  Dividends in excess of net
   investment income
  Distributions from capital gains
  Distributions in excess of capital gains
  Returns of capital
                                              -----------     ----------     ----------    ----------     ----------

  Total distributions                               (0.35)         (0.52)         (0.50)        (0.50)         (0.35)

Net asset value, end of year                  $     10.37     $    10.23     $    10.25    $    10.27     $    10.25
                                              ===========     ==========     ==========    ==========     ==========

Total Return (A)                                     4.86%          4.86%          4.65%         5.06%          3.28%

Ratios to Average Net Assets:
  Expenses                                           0.64%          0.60%          0.62%         0.63%          0.65%
  Net investment income                              4.74%          4.74%          4.54%         4.89%          3.31%

Portfolio Turnover Rate (B)                           N/A            N/A            N/A           N/A            N/A

Net Assets, At End of Year                    $24,416,645     $9,435,454     $7,896,257    $8,312,676     $7,680,485

(A) Total return assumes reinvestment of all dividends during the year and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) There were no purchases and/or sales of securities other than short-term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.

____________________________________________________________________________[95]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998
------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--103.41%

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
Government Agency-103.41%
Federal Agricultural
  Mortgage Corp., 5.000%,
  due 01/07/99                  $1,000,000       $ 999,167
Federal Agricultural
  Mortgage Corp., 5.100%,
  due 01/20/99                   1,000,000         997,308
Federal Agricultural
  Mortgage Corp., 5.020%,
  due 01/25/99                   1,100,000       1,096,319
Federal Agricultural
  Mortgage Corp., 5.000%,
  due 03/12/99                   1,200,000       1,188,677
Federal Farm Credit Bank,
  5.050%, due 01/05/99           1,100,000       1,099,383
Federal Farm Credit Bank,
  5.030%, due 01/11/99           1,000,000         998,603
Federal Farm Credit Bank,
  5.090%, due 01/21/99             900,000         897,455
Federal Farm Credit Bank,
  4.570%, due 04/19/99             700,000         689,853
Federal Home Loan Bank,
  5.110%, due 01/13/99             550,000         549,063
Federal Home Loan Bank,
  5.000%, due 02/03/99             700,000         696,792
Federal Home Loan Bank,
  4.980%, due 02/17/99           1,000,000         993,497
Federal Home Loan Bank,
  4.760%, due 04/14/99           1,700,000       1,676,530
Federal Home Loan
  Mortgage Corp., 4.700%,
  due 01/04/99                     380,000         379,851
Federal Home Loan
  Mortgage Corp., 5.100%,
  due 01/15/99                     650,000         648,711

----------------------------------------------------------------------
 SHORT-TERM OBLIGATIONS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------

Government Agency-Continued
Federal Home Loan
  Mortgage Corp., 5.170%,
  due 02/02/99                  $1,000,000       $ 995,404
Federal Home Loan
  Mortgage Corp., 4.965%,
  due 02/05/99                     810,000         806,090
Federal Home Loan
  Mortgage Corp., 5.040%,
  due 02/24/99                   1,000,000         992,440
Federal Home Loan
  Mortgage Corp., 4.960%,
  due 03/03/99                   1,000,000         989,116
Federal Home Loan
  Mortgage Corp., 5.100%,
  due 03/19/99                     500,000         494,789
Federal National Mortgage
  Association, 5.040%,
  due 01/08/99                   1,000,000         999,020
Federal National Mortgage
  Association, 5.090%,
  due 01/14/99                     500,000         499,081
Federal National Mortgage
  Association, 4.850%,
  due 02/12/99                     719,000         714,932
Federal National Mortgage
  Association, 4.880%,
  due 03/04/99                   1,079,000       1,070,035
Federal National Mortgage
  Association, 4.870%,
  due 03/08/99                   1,010,000       1,001,038
Federal National Mortgage
  Association, 4.830%,
  due 04/07/99                   1,000,000         987,161

                   See notes to financial statements.

[96]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
       SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1998--CONTINUED
------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS--CONTINUED

                                 Principal       Market
Company                            Value          Value
----------------------------------------------------------------------
Government Agency-Continued
Student Loan Marketing
  Association, 4.650%,
  due 02/16/99                  $  800,000       $ 795,247
Tennessee Valley Authority,
  4.700%, due 01/19/99           1,000,000         997,649
Tennessee Valley Authority,
  5.080%, due 01/28/99           1,000,000         996,190
                                               -----------
                                                25,249,401
                                               -----------

  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $25,251,963)                            25,249,401
                                               -----------

  TOTAL INVESTMENTS
  (Cost $25,251,963)               103.41%      25,249,401
Other assets, less liabilities      (3.41)        (832,756)
                                   ------      -----------

 TOTAL NET ASSETS                  100.00%     $24,416,645
                                   ======      ===========

                   See notes to financial statements.

____________________________________________________________________________[97]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998

                                                    International      World         Global Hard       Emerging
                                                       Equity      Growth Stock        Assets           Growth
                                                      Portfolio      Portfolio        Portfolio        Portfolio
Assets

Investments, at cost-see accompanying portfolios    $14,021,781   $102,449,609      $5,247,826       $66,530,145
                                                    ===========   ============      ==========       ===========

  Investments, at market value (Notes B and C)      $15,987,995   $114,156,956      $4,601,204       $96,145,313
  Cash                                                  811,468      6,699,328          37,679           161,838
  Accrued investment income                              23,178        411,820           9,369            10,627
  Receivable for portfolio securities sold                             341,750         482,107         1,716,707
  Receivable for foreign forward contracts
  Other assets                                                                           4,233
                                                    -----------   ------------      ----------       -----------
    Total Assets                                     16,822,641    121,609,854       5,134,592        98,034,485

Liabilities

  Amounts owed to banks
  Dividends payable                                      56,828      9,394,729          72,099           468,598
  Payable for portfolio securities purchased            125,102      1,215,211         717,811         1,694,067
  Payable for foreign forward contracts                  42,370
  Accrued investment advisory fees (Note D)              12,894         74,862           2,742            60,854
  Accrued expenses                                        9,166         27,749           4,044            15,589
  Other liabilities                                                                      4,233
                                                    -----------   ------------      ----------       -----------
    Total Liabilities                                   246,360     10,712,551         800,929         2,239,108

NET ASSETS                                          $16,576,281   $110,897,303      $4,333,663       $95,795,377
                                                    ===========   ============      ==========       ===========

Net Assets Consist of:

  Par value                                         $    13,672   $     50,634      $    5,736       $    41,570
  Capital paid in excess of par                      14,699,177     97,864,262       8,700,407        66,758,434
  Accumulated undistributed net investment
   income (loss)                                                       (92,406)          4,400               (21)
  Accumulated undistributed net realized gain (loss)
   on investments and foreign currency transactions     (61,402)     1,361,644      (3,729,911)         (619,755)
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities in foreign currencies (Note C)         1,924,834     11,713,169        (646,969)       29,615,149
                                                    -----------   ------------      ----------       -----------

NET ASSETS                                          $16,576,281   $110,897,303      $4,333,663       $95,795,377
                                                    ===========   ============      ==========       ===========

Shares of common stock outstanding ($0.01 par
  value, 1,000,000,000 shares authorized)             1,367,158      5,063,426         573,626         4,157,003
                                                    ===========   ============      ==========       ===========

Net asset value, offering and redemption
  price per share                                   $     12.12   $      21.90      $     7.55       $     23.04
                                                    ===========   ============      ==========       ===========

                                              See notes to financial statements.
[98]____________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


    Capital                         Small         Growth and                      High Yield       Money
    Growth         Growth          Company          Income         Balanced          Bond          Market
   Portfolio      Portfolio       Portfolio        Portfolio       Portfolio       Portfolio      Portfolio

$122,017,539    $ 8,600,320     $85,251,051      $51,816,841     $34,652,452      $8,803,320    $25,251,963
============    ===========     ===========      ===========     ===========      ==========    ===========

$187,875,391    $11,000,356     $81,786,528      $59,409,122     $37,048,987      $8,383,175    $25,249,401
  20,522,609        624,575       4,129,384        5,917,050         831,062                        385,044
      93,078          3,549         290,255           88,086         153,818         163,016            754
                    680,950                          920,102       2,015,562         292,038
                                                                       6,870

------------    -----------     -----------      -----------     -----------      ----------    -----------
 208,491,078     12,309,430      86,206,167       66,334,360      40,056,299       8,838,229     25,635,199



                                                                                     328,597
  10,188,302                      7,714,962          507,944       3,090,136         505,196        825,203
     105,172        754,141          78,865          466,602       1,819,836          25,000        379,802

     167,855          6,660          52,947           40,368          23,588           3,078          9,712
      27,298          4,887          15,745            9,916           8,985           7,515          3,837

------------    -----------     -----------      -----------     -----------      ----------    -----------
  10,488,627        765,688       7,862,519        1,024,830       4,942,545         869,386      1,218,554

$198,002,451    $11,543,742     $78,343,648      $65,309,530     $35,113,754      $7,968,843    $24,416,645
============    ===========     ===========      ===========     ===========      ==========    ===========



$     70,981    $     8,803     $    48,228      $    34,161     $    27,617      $    8,399    $    23,539
 125,671,922      9,065,609      79,613,670       57,187,743      32,264,206       8,566,673     24,396,559

                                    205,245            1,606             705

   6,401,622         69,294       1,941,028          493,739         417,821        (186,084)          (891)


  65,857,926      2,400,036      (3,464,523)       7,592,281       2,403,405        (420,145)        (2,562)
------------    -----------     -----------      -----------     -----------      ----------    -----------
$198,002,451    $11,543,742     $78,343,648      $65,309,530     $35,113,754      $7,968,843    $24,416,645
============    ===========     ===========      ===========     ===========      ==========    ===========


   7,098,112        880,274       4,822,820        3,416,068       2,761,712         839,897      2,353,896
============    ===========     ===========      ===========     ===========      ==========    ===========


$      27.90    $     13.11     $     16.24      $     19.12     $     12.71      $     9.49    $     10.37
============    ===========     ===========      ===========     ===========      ==========    ===========


____________________________________________________________________________[99]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1998

                                                International         World        Global Hard      Emerging
                                                   Equity         Growth Stock       Assets          Growth
                                                  Portfolio         Portfolio       Portfolio       Portfolio
Investment Income

Income:
  Interest                                     $   18,955        $  380,295      $    50,263    $   144,378
  Dividends                                       149,452         4,013,004          125,914         98,950
  Foreign taxes withheld                          (11,979)         (292,547)          (1,918)        (1,642)
                                               ----------        ----------      -----------    -----------

        Total investment income                   156,428         4,100,752          174,259        241,686
                                               ----------        ----------      -----------    -----------

Expenses:
  Advisory fees (Note D)                           98,869           915,681           36,616        583,658
  Custodian fees                                   36,899            84,536            9,456         30,229
  Shareholder reports                               5,232            65,642           14,206         38,990
  Professional fees                                 1,953            27,666            4,150         17,719
  Directors fees                                      382             4,788              192          2,844
  Security valuation                                8,690            15,960            5,043          6,899
  Miscellaneous expenses                              856            10,744              432          6,382
                                               ----------        ----------      -----------    -----------

         Total expenses                           152,881         1,125,017           70,095        686,721
                                               ----------        ----------      -----------    -----------

         Net investment income (loss)               3,547         2,975,735          104,164       (445,035)
                                               ----------        ----------      -----------    -----------

Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currency

  Net realized gain (loss) on investments          89,758         8,469,883       (3,440,007)       258,669
  Net realized loss from foreign
    currency transactions                        (156,658)         (175,497)         (10,261)        (3,643)

  Net unrealized gain (loss) on investments     1,966,214        (7,851,427)       2,712,585     22,327,253
  Net unrealized gain (loss) on translation
    of assets and liabilities in
    foreign currencies                            (41,380)           12,664             (347)           (19)
                                               ----------        ----------      -----------    -----------

               Net realized and unrealized
               gain (loss) on investments
               and foreign currency             1,857,934           455,623         (738,030)    22,582,260
                                               ----------        ----------      -----------    -----------

  Net increase (decrease) in net assets
     resulting from operations                 $1,861,481        $3,431,358      $  (633,866)   $22,137,225
                                               ==========        ==========      ===========    ===========

                                              See notes to financial statements.

[100]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

     Capital                         Small        Growth and                   High Yield        Money
     Growth         Growth          Company         Income        Balanced        Bond           Market
    Portfolio      Portfolio       Portfolio       Portfolio      Portfolio     Portfolio       Portfolio

$   164,440     $   19,717    $    296,647      $  197,252      $  664,060    $ 574,526      $ 937,093
    994,654         33,115       1,550,544         820,921         287,548       10,770
     (2,327)                                        (6,146)         (1,590)
-----------     ----------    ------------      ----------      ----------    ---------      ---------

  1,156,767         52,832       1,847,191       1,012,027         950,018      585,296        937,093
-----------     ----------    ------------      ----------      ----------    ---------      ---------


  1,634,803         64,332         661,164         437,323         236,155       48,279         87,051
      5,764         17,491           3,788           9,838          21,371        9,936          4,062
     87,327          4,577          65,744          31,189          16,859        3,393          9,294
     35,760          1,709          20,874          14,807           9,459        1,267          6,636
      6,370            334           3,461           2,275           1,230          247            678
      1,764          3,577           1,858           3,546           8,471       16,423          2,648
     14,293            749           7,765           5,105           2,759          555          1,521
-----------     ----------    ------------      ----------      ----------    ---------      ---------

  1,786,081         92,769         764,654         504,083         296,304       80,100        111,890
-----------     ----------    ------------      ----------      ----------    ---------      ---------

   (629,314)       (39,937)      1,082,537         507,944         653,714      505,196        825,203
-----------     ----------    ------------      ----------      ----------    ---------      ---------




 16,589,924        109,231       8,755,432         669,425       2,873,015     (186,084)            17

       (266)                                                          (987)

 37,765,178      2,400,036     (20,518,258)      5,278,331       1,776,147     (420,145)        (2,562)


        112                                                          6,870
-----------     ----------    ------------      ----------      ----------    ---------      ---------



 54,354,948      2,509,267     (11,762,826)      5,947,756       4,655,045     (606,229)        (2,545)
-----------     ----------    ------------      ----------      ----------    ---------      ---------


$53,725,634     $2,469,330    $(10,680,289)     $6,455,700      $5,308,759    $(101,033)     $ 822,658
===========     ==========    ============      ==========      ==========    =========      =========

___________________________________________________________________________[101]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                   STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                     International                  World                          Global
                                        Equity                  Growth Stock                     Hard Assets
                                       Portfolio                  Portfolio                       Portfolio
                                     -------------       --------------------------      ---------------------------
                                         Year              Year           Year              Year          Year
                                         Ended             Ended          Ended             Ended         Ended
                                       December          December       December          December      December
                                       31, 1997          31, 1998       31, 1997          31, 1998      31, 1997
Increase(decrease) in net assets:

From operations:

  Net investment income (loss)        $     3,547      $  2,975,735    $  2,607,194      $  104,164     $   42,371
  Net realized gain (loss) on
   security transactions                   89,758         8,469,883      12,496,321      (3,440,007)       (81,714)
  Net realized loss from
   foreign currency transactions         (156,658)         (175,497)       (278,740)        (10,261)        (2,145)
  Net unrealized gain (loss)
   on investments                       1,966,214        (7,851,427)        184,832       2,712,585     (3,629,157)
  Net unrealized gain (loss) on
   translation of assets and
   liabilities in foreign currencies      (41,380)           12,664          (5,060)           (347)         1,336
                                      -----------      ------------    ------------      ----------     ----------
  Net increase (decrease)
   in net assets resulting
   from operations                      1,861,481         3,431,358      15,004,547        (633,866)    (3,669,309)

Distribution to shareholders
  from net investment income                             (2,384,505)     (2,328,454)        (72,099)       (40,226)

Distribution to shareholders in
  excess of net investment income                                        (174,949)                       (11,954)

Distribution to shareholders
  from capital gains                      (56,828)       (8,089,550)    (12,496,321)

Distribution to shareholders in
    excess of capital gains                                                (930,784)                      (154,999)

Increase (decrease) in net assets
  derived from shareholder
  transactions (Note E)                14,771,618        12,372,497      14,497,830        (165,026)     1,526,715
                                      -----------      ------------    ------------      ----------     ----------

 Net increase (decrease) in
  net assets                           16,576,271         5,329,800      13,571,869        (870,991)    (2,349,773)

Net Assets:
  Beginning of year                            10       105,567,503      91,995,634       5,204,654      7,554,427
                                      -----------      ------------    ------------      ----------     ----------

  End of year                         $16,576,281      $110,897,303    $105,567,503      $4,333,663     $5,204,654
                                      ===========      ============    ============      ==========     ==========

Undistributed net investment
  income (loss)                       $         0      $    (92,406)   $   (458,232)     $   (4,400)    $  (17,094)
                                      ===========      ============    ============      ==========     ==========

                                              See notes to financial statements.

[102]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                   STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

           Emerging                          Capital
            Growth                           Growth                   Growth
           Portfolio                        Portfolio                Portfolio
----------------------------    -----------------------------     --------------
    Year              Year           Year              Year            Year
   Ended             Ended          Ended             Ended           Ended
  December          December       December          December        December
  31, 1998          31, 1997       31, 1998          31, 1997        31, 1998
$  (445,035)     $  (233,573)  $   (629,314)   $     23,842        $   (39,937)

    258,669        3,356,014     16,589,924       4,529,357            109,231

     (3,643)             (50)          (266)         (3,868)


 22,327,253        3,520,953     37,765,178      21,641,474          2,400,036


        (19)                            112               9
-----------      -----------   ------------    ------------        -----------


 22,137,225        6,643,344     53,725,634      26,190,814          2,469,330


                                                    (19,974)


                                                     (2,020)


   (258,669)      (2,816,095)   (10,537,442)     (4,529,357)


   (422,623)                                     (1,177,521)



 18,110,269       21,607,896     30,690,264      32,829,891          9,074,402
-----------      -----------   ------------    ------------        -----------


 39,566,202       25,435,145     73,878,456      53,291,833         11,543,732


 56,229,175       30,794,030    124,123,995      70,832,162                 10
-----------      -----------   ------------    ------------        -----------

$95,795,377      $56,229,175   $198,002,451    $124,123,995        $11,543,742
===========      ===========   ============    ============        ===========


$       (21)     $         0   $          0    $       (147)       $   (39,937)
===========      ===========   ============    ============        ===========


___________________________________________________________________________[103]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                   STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Small                                   Growth
                                                  Company                                and Income
                                                 Portfolio                                Portfolio
                                       ----------------------------             ---------------------------
                                          Year               Year                  Year              Year
                                          Ended              Ended                 Ended             Ended
                                        December           December              December          December
                                        31, 1998           31, 1997              31, 1998          31, 1997
Increase (decrease) in net assets:

From operations:

  Net investment income              $ 1,082,537         $   377,561          $   507,944       $   346,535
  Net realized gain (loss) on
    security transactions              8,755,432           8,322,941              669,425         9,552,050
  Net realized gain (loss) from
    foreign currency transactions
  Net unrealized gain (loss)
    on investments                   (20,518,258)          7,988,122            5,278,331        (1,869,319)
  Net unrealized gain on
  translation of assets and
    liabilities in foreign
    currencies
                                     -----------         -----------          -----------       -----------
  Net increase (decrease)
  in net assets resulting
  from operations                    (10,680,289)         16,688,624            6,455,700         8,029,266

Distribution to shareholders
  from net investment income            (902,706)           (377,561)            (507,944)         (346,535)

Distribution to shareholders in
    excess of net investment income

Distribution to shareholders
  from capital gains                  (7,789,869)         (7,681,445)                            (9,552,050)

Distribution to shareholders in
    excess of capital gains                                                                        (598,314)

Increase in net assets
  derived from shareholder
  transactions (Note E)               16,211,405          10,709,123           19,683,698        18,434,013
                                     -----------         -----------          -----------       -----------

 Net increase (decrease) in
  net assets                          (3,161,459)         19,338,741           25,631,454        15,966,380

Net Assets:
  Beginning of year                   81,505,107          62,166,366           39,678,076        23,711,696
                                     -----------         -----------          -----------       -----------

  End of year                        $78,343,648         $81,505,107          $65,309,530       $39,678,076
                                     ===========         ===========          ===========       ===========

Undistributed net investment
    income                           $   205,245         $    23,265          $     1,606       $         0
                                     ===========         ===========          ===========       ===========

                                              See notes to financial statements.

[104]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                   STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    High Yield              Money
          Balanced                     Bond                Market
          Portfolio                  Portfolio            Portfolio
----------------------------      --------------  ----------------------------
    Year              Year             Year            Year         Year
    Ended             Ended            Ended           Ended        Ended
  December          December         December        December     December
  31, 1998          31, 1997         31, 1998        31, 1998     31, 1997




$   653,714       $   577,206      $  505,196     $   825,203      $  477,433

  2,873,015         3,064,434        (186,084)             17             200

       (987)

  1,776,147          (330,942)       (420,145)         (2,562)          1,235


      6,870
-----------       -----------      ----------     -----------      ----------


  5,308,759         3,310,698        (101,033)        822,658         478,868


   (651,185)         (577,375)       (505,196)       (825,203)       (477,433)





 (2,438,951)       (3,064,434)


                     (527,439)



 10,257,554         5,239,697       8,575,062      14,983,736       1,537,762
-----------       -----------      ----------     -----------      ----------

 12,476,177         4,381,147       7,968,833      14,981,191       1,539,197


 22,637,577        18,256,430              10       9,435,454       7,896,257
-----------       -----------      ----------     -----------      ----------

$35,113,754       $22,637,577      $7,968,843     $24,416,645      $9,435,454
===========       ===========      ==========     ===========      ==========


$       705       $       778      $         0    $         0      $        0
===========       ===========      ==========     ===========      ==========

___________________________________________________________________________[105]

                  [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding Flexible Premium Variable Life Insurance Policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates. The Company is composed of eleven separate portfolios (the "Portfolios"): the International Equity Portfolio, the World Growth Stock Portfolio, the Global Hard Assets Portfolio, the Emerging Growth Portfolio, the Capital Growth Portfolio, the Growth Portfolio, the Small Company Portfolio, the Growth and Income Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the mean of the bid and ask prices at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Restricted securities are valued at fair value as determined in good faith by the Board of Directors. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Investment Security Transactions: Investment security transactions are recorded as of the trade date, the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or accumulated net realized capital gains.

Foreign Currency Transactions: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

___________________________________________________________________________[107]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at December 31, 1998.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in the currency exchange rates. Contracts are valued daily and the change in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At December 31, 1998, the International Equity and Balanced Portfolios had the following open forward foreign currency contracts:

---------------------------------------------------------------------------------------
                                                             U.S. Dollar   Unrealized
                     Settlement    Contracts to               Value at    Appreciation
Sales Contracts         Date          Deliver     Proceeds    12/31/98   (Depreciation)
----------------------------------------------------------------------------------------
International Equity Portfolio
Japanese Yen            1/13/99   126,598,340    $1,067,333   $1,119,579    $(52,246)
                                                                            --------
                                                                            $(52,246)
                                                                            ========
Balanced Portfolio
German Marks            2/12/99       501,186       307,043      301,051    $  5,992
French Francs           2/12/99     1,623,534       298,542      290,109       8,433
                                                                            --------
                                                                            $ 14,425
                                                                            ========

---------------------------------------------------------------------------------------
                                                             U.S. Dollar   Unrealized
                     Settlement    Contracts to               Value at    Appreciation
Purchase Contracts      Date         Receive     Cost         12/31/98   (Depreciation)
----------------------------------------------------------------------------------------
International Equity Portfolio
Japanese Yen            1/13/99    55,393,600      $480,000     $489,876     $ 9,876
                                                                             -------
                                                                             $ 9,876
                                                                             =======
Balanced Portfolio
German Marks            2/12/99       501,186       304,469      301,051     $(3,418)
French Francs           2/12/99     1,623,534       294,246      290,109      (4,137)
                                                                             -------
                                                                             $(7,555)
                                                                             =======

Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

[108]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.

At December 31, 1998, gross unrealized gains and losses for Federal income tax purposes were as follows:

-------------------------------------------------------------------------------------
                                          Gross             Gross             Net
                                        Unrealized       Unrealized        Unrealized
                                          Gains            Losses         Gain (Loss)
-------------------------------------------------------------------------------------
International Equity Portfolio         $ 2,286,445      $   328,642       $ 1,957,803
World Growth Stock Portfolio            25,220,268       13,969,961        11,250,307
Global Hard Assets Portfolio                89,109          757,710          (668,601)
Emerging Growth Portfolio               31,545,968        2,465,029        29,080,939
Capital Growth Portfolio                67,138,931        1,379,660        65,759,271
Growth Portfolio                         2,346,224           42,638         2,303,586
Small Company Portfolio                 11,485,988       14,849,835        (3,363,847)
Growth and Income Portfolio              9,407,596        1,837,167         7,570,429
Balanced Portfolio                       3,562,840        1,451,655         2,111,185
High Yield Portfolio                        59,529          481,670          (422,141)
Money Market Portfolio                         787            3,349            (2,562)
-------------------------------------------------------------------------------------

At December 31, 1998, the World Growth Stock, Capital Growth and Balanced Portfolios had unrealized foreign currency gains of $5,822, $74 and $6,870, respectively. The International Equity, Global Hard Assets and Emerging Growth Portfolios had unrealized foreign currency losses of $41,380, $347 and $19, respectively.

At December 31, 1998, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future realized capital gains: the Global Hard Assets Portfolio had $3,580,229 of which $3,350,893 expires in 2006, and $229,336 expires in 2005;
High Yield Bond Portfolio had $128,147 which expires in 2006; Money Market Portfolio had $858 of which $400 expires in 2002, $391 expires in 2004, and $67 expires in 2005.

In addition, during the period from November 1, 1998 through December 31, 1998, the International Equity, Global Hard Assets, and Emerging Growth Portfolios incurred foreign currency losses of $38,592, $427, and $21 respectively. The Global Hard Assets, Emerging Growth, High Yield Bond, and Money Market Portfolios incurred capital losses of $128,614, $85,526, $55,941, and $33, respectively. These losses are treated for Federal income tax purposes as if they occurred on January 1, 1999. Accordingly, during 1998 these Portfolios may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

At December 31, 1998, the adjusted cost basis of investments for Federal income tax purposes was $14,030,192 for the International Equity Portfolio, $102,906,649 for the World Growth Stock Portfolio, $5,269,805 for the Global Hard Assets Portfolio, $67,064,375 for the Emerging Growth Portfolio, $122,116,119 for the Capital Growth Portfolio, $8,696,771 for the Growth Portfolio, $85,150,375 for the Small Company Portfolio, $51,838,693 for the Growth and Income Portfolio, $34,937,802 for the Balanced Portfolio, $8,805,316 for the High Yield Bond Portfolio, and $25,251,963 for the Money Market Portfolio.

___________________________________________________________________________[109]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Purchases and sales of investment securities for the period ended December 31, 1998, other than short-term obligations, were as follows:

---------------------------------------------------------------------

                                        Cost of          Proceeds
                                      Investment           From
                                      Securities        Investment
                                       Purchased      Securities Sold
---------------------------------------------------------------------
International Equity Portfolio       $21,649,989        $ 7,716,185
World Growth Stock Portfolio          38,265,724         40,469,858
Global Hard Assets Portfolio           7,574,637          7,765,506
Emerging Growth Portfolio             70,240,065         54,835,800
Capital Growth Portfolio              93,097,083         86,486,621
Growth Portfolio                      31,780,761         23,289,672
Small Company Portfolio               41,463,227         34,663,876
Growth and Income Portfolio           43,427,095         35,303,863
Balanced Portfolio                    82,272,478         75,391,407
High Yield Portfolio                  14,242,478          5,323,188

---------------------------------------------------------------------

NOTE D--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, "JPIA", a wholly-owned subsidiary of Jefferson-Pilot Corporation. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Lombard Odier International Portfolio Management Limited to provide investment advisory services for the International Equity Portfolio; Templeton Global Advisors Limited to provide investment advisory services for the World Growth Stock Portfolio; Van Eck Associates Corporation to provide investment advisory services for the Global Hard Assets Portfolio; Janus Capital Corporation to provide investment advisory services for the Capital Growth Portfolio; Strong Capital Management, Inc. to provide investment advisory services for the Growth Portfolio; Pioneering Management Corporation to provide investment advisory services for the Small Company Portfolio; Warburg Pincus Asset Management, Inc. to provide investment advisory services for the Growth and Income Portfolio; J.P. Morgan Investment Management Inc. to provide investment advisory services for the Balanced Portfolio, and Massachusetts Financial Services Company to provide investment advisory services for the Emerging Growth, High Yield Bond and Money Market Portfolios. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

--------------------------------------------------------------------------------
                                  First $200      Next $1.10      Over $1.30
                                    Million         Billion         Billion
--------------------------------------------------------------------------------
International Equity Portfolio       1.00%          1.00%            1.00%
World Growth Stock Portfolio          .75%           .70%             .65%
Gold Stock Portfolio                  .75%           .70%             .65%
Emerging Growth Portfolio             .80%           .75%             .70%
Capital Growth Portfolio             1.00%           .95%             .90%
Growth Portfolio                      .75%           .75%             .75%
Small Company Portfolio               .75%           .70%             .65%
Growth and Income Portfolio           .75%           .70%             .65%
Balanced Portfolio                    .75%           .70%             .65%
High Yield Bond Portfolio             .75%           .75%             .75%
Money Market Portfolio                .50%           .45%             .40%
--------------------------------------------------------------------------------

[110]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE E--SHAREHOLDERS' TRANSACTIONS
Following is a summary of transactions with shareholders for each Portfolio.

International Equity Portfolio

                                      Year Ended
                                   December 31, 1998
                              --------------------------
                                 Shares        Dollars
                              ----------    ------------
Shares issued                 1,388,935     $15,009,669
Shares issued as reinvestment
  of dividends                        -               -
Shares redeemed                 (21,778)       (238,051)
                              ---------     -----------
    Net increase              1,367,157     $14,771,618
                              =========     ===========

World Growth Stock Portfolio

                                      Year Ended                      Year Ended
                                   December 31, 1998               December 31, 1997
                                ---------------------------------------------------------
                                 Shares        Dollars          Shares         Dollars
                                ----------  -------------     -----------    ------------
Shares issued                   394,394     $ 9,327,872         506,207      $13,074,639
Shares issued as reinvestment
  of dividends                  638,687      14,983,192         391,173        9,133,398
Shares redeemed                (503,891)    (11,938,567)       (310,198)      (7,710,207)
                                -------     -----------         -------      -----------
    Net increase                529,190     $12,372,497         587,182      $14,497,830
                                =======     ===========         =======      ===========

Global Hard Assets Portfolio

                                      Year Ended                      Year Ended
                                   December 31, 1998               December 31, 1997
                                ---------------------------------------------------------
                                 Shares        Dollars          Shares         Dollars
                                ----------    ------------     ----------    ------------
Shares issued                   193,513     $ 1,631,108         364,373      $ 4,043,620
Shares issued as reinvestment
  of dividends                    5,873          52,180          22,106          351,147
Shares redeemed                (209,525)     (1,848,314)       (257,709)      (2,868,052)
                               --------      ----------        --------       ----------
    Net increase (decrease)     (10,139)    $  (165,026)        128,770      $ 1,526,715
                               ========      ==========        ========       ==========

Emerging Growth Portfolio

                                      Year Ended                      Year Ended
                                   December 31, 1998               December 31, 1997
                                ---------------------------------------------------------
                                 Shares          Dollars        Shares          Dollars
                                ---------      -----------     ---------      -----------
Shares issued                   1,257,911      $24,404,057     1,772,417      $30,948,672
Shares issued as reinvestment
  of dividends                    170,978        3,023,470        61,482          935,922
Shares redeemed                  (490,481)      (9,317,258)     (637,221)     (10,276,698)
                                ---------      -----------     ---------      -----------
    Net increase                  938,408      $18,110,269     1,196,678      $21,607,896
                                =========      ===========     =========      ===========

___________________________________________________________________________[111]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Capital Growth Portfolio

                                    Year Ended                      Year Ended
                                 December 31, 1998               December 31, 1997
                              ---------------------------------------------------------
                               Shares        Dollars          Shares         Dollars
                              ----------    ------------     ----------    ------------
Shares issued                 1,446,669     $36,281,815       1,194,054    $24,087,593
Shares issued as reinvestment
  of dividends                  211,952       4,549,478         787,041     13,563,036
Shares redeemed                (407,453)    (10,141,029)       (237,318)    (4,820,738)
                              ---------     -----------       ---------    -----------
    Net increase              1,251,168     $30,690,264       1,743,777    $32,829,891
                              =========     ===========       =========    ===========

Growth Portfolio

                                      Year Ended
                                   December 31, 1998
                              --------------------------
                                 Shares        Dollars
                              ----------    ------------
Shares issued                 1,007,173     $10,464,685
Shares issued as reinvestment
  of dividends                        -               -
Shares redeemed                (126,900)     (1,390,283)
                              ---------     -----------
    Net increase                880,273      $9,074,402
                              =========     ===========

Small Company Portfolio

                                      Year Ended                      Year Ended
                                   December 31, 1998               December 31, 1997
                                ---------------------------------------------------------
                                 Shares        Dollars          Shares         Dollars
                                ----------    ------------     ----------    ------------
Shares issued                   834,248     $15,895,855         490,812     $  9,906,195
Shares issued as reinvestment
  of dividends                  422,227       8,677,237         440,314        7,989,396
Shares redeemed                (423,026)     (8,361,687)       (360,301)      (7,186,468)
                               --------      ----------        --------       ----------
    Net increase                833,449     $16,211,405         570,825      $10,709,123
                               ========      ==========        ========       ==========

Growth and Income Portfolio

                                    Year Ended                       Year Ended
                                 December 31, 1998                December 31, 1997
                              ----------------------------------------------------------
                               Shares        Dollars           Shares         Dollars
                              ----------    ------------      ----------    ------------
Shares issued                 1,172,029     $21,565,743       1,041,889      $21,005,816
Shares issued as reinvestment
  of dividends                  588,835      10,072,665          91,528        1,547,670
Shares redeemed                (664,326)    (11,954,710)       (216,351)      (4,119,473)
                              ---------     -----------         -------      -----------
    Net increase              1,096,538     $19,683,698         917,066      $18,434,013
                              =========     ===========         =======      ===========

[112]___________________________________________________________________________

JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Balanced Portfolio

                                     Year Ended                       Year Ended
                                  December 31, 1998                December 31, 1997
                               ---------------------------------------------------------
                                Shares       Dollars            Shares         Dollars
                               ----------   ------------       ----------    -----------
Shares issued                   697,627     $ 8,776,809         388,780      $ 5,063,053
Shares issued as reinvestment
  of dividends                  301,238       3,539,231         176,844        2,106,291
Shares redeemed                (163,928)     (2,058,486)       (152,011)      (1,929,647)
                               --------     -----------        --------      -----------
    Net increase                834,937     $10,257,554         413,613      $ 5,239,697
                               ========     ===========        ========      ===========

High Yield Bond Portfolio

                                      Year Ended
                                   December 31, 1998
                              -------------------------
                                 Shares        Dollars
                              ----------    -----------
Shares issued                 1,294,477     $13,092,077
Shares issued as reinvestment
  of dividends                        -               -
Shares redeemed                (454,581)     (4,517,015)
                              ---------     -----------
    Net increase                839,896     $ 8,575,062
                              =========     ===========

Money Market Portfolio

                                    Year Ended                       Year Ended
                                 December 31, 1998                December 31, 1997
                              ----------------------------------------------------------
                               Shares        Dollars           Shares         Dollars
                              ----------    ------------      ----------    ------------
Shares issued                 4,602,276     $48,227,174       1,949,895      $20,442,569
Shares issued as reinvestment
  of dividends                   46,686         477,433          37,860          387,924
Shares redeemed              (3,217,716)    (33,720,871)     (1,835,753)     (19,292,731)
                             ----------     -----------      ----------      -----------
    Net increase              1,431,246     $14,983,736         152,002      $ 1,537,762
                             ==========     ===========      ==========      ===========

NOTE F--YEAR 2000  (unaudited)

Many computer systems use six-digit fields to store and/or calculate dates. With the approach of the year 2000, certain programs and systems will need to be enhanced in order to recognize the difference between the year 1900 and the year 2000. Failure to adequately address this issue could have a negative impact on JPIA's ability to process security transactions, determine net asset values, and process shareholder activity. JPIA is taking steps that it believes are reasonably designed to address this problem with respect to its computer systems and to obtain reasonable assurances that comparable steps are being taken by the Company's major service providers.

___________________________________________________________________________[113]

                                             JEFFERSON PILOT VARIABLE FUND, INC.
--------------------------------------------------------------------------------
                     REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders

Jefferson Pilot Variable Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Jefferson Pilot Variable Fund, Inc. (the "Fund", comprising respectively, the International Equity, World Growth Stock, Global Hard Assets, Emerging Growth, Capital Growth, Growth, Small Company, Growth and Income, Balanced, High Yield Bond, and Money Market)(the "Portfolios"), including the related schedules of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective Portfolios constituting Jefferson Pilot Variable Fund, Inc. at December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 12, 1999

[114]___________________________________________________________________________

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[back cover]

Distributor
Jefferson Pilot Variable Corporation
One Granite Place
Concord, NH  03301

Form 3-5653 Ed.12/98


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This material has been prepared for policyowners of Ensemble(R)II variable universal life insurance and Allegiance variable annuity. If used for prospecting purposes, it must be preceded or accompanied by a current prospectus. Always read these materials carefully before investing or sending money. Policy may involve limitations or exclusions. For costs and complete details of coverage, contact your representative.